UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Semiannual Report

March 31, 2009

Stock Funds

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Contrarian Core Fund

■  Columbia Small Cap Core Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of contents

Columbia Asset Allocation Fund	1

Columbia Large Cap Growth Fund	5

Columbia Disciplined Value Fund	9

Columbia Contrarian Core Fund	13

Columbia Small Cap Core Fund	17

Financial Statements

Investment Portfolios	21

Statements of Assets and Liabilities	56

Statements of Operations	58

Statements of Changes in Net Assets	60

Financial Highlights	67

Notes to Financial Statements	94

Board Consideration and Approval of Advisory Agreements	108

Summary of Management Fee Evaluation by Independent Fee Consultant	112

Important Information About This Report	117

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Asset Allocation Fund

Summary

■  For the six-month period that ended March 31, 2009, the fund's Class A shares returned negative 18.63% without sales charge. The fund's benchmarks, the S&P 500 Index1 returned negative 30.54% and the Barclays Capital U.S. Aggregate Bond Index returned positive 4.70%. In a volatile market environment, the fund held up somewhat better than the average fund in its peer group, the Lipper Mixed Asset Target Allocation Growth Funds Classification2, which returned negative 21.51%.

On February 20, 2009, Anwiti Bahuguna, Kent M. Peterson and Marie M. Schofield joined Colin Moore as co-managers of the fund.

■  During the period, stock prices continued to fall and many bond market sectors remained under pressure as a credit crisis rooted in the U.S. subprime market continued to spread uncertainty throughout the U.S. financial markets. Returns in all major U.S. stock market segments were negative over the past year as slowing economic activity and continued instability weighed on earnings and stock prices. High quality bonds delivered positive returns while lower quality bonds faltered during most of the period. In this environment, we lowered the fund's exposure to equities, particularly domestic large-cap stocks, and raised the fund's position in investment-grade bonds. This move helped stem some losses during the period, as bonds outperformed stocks. The fund's position in large-, mid- and small-cap value stocks also held up considerably better than those in their respective Russell benchmarks. The fund's mid-cap growth stocks lost less than its benchmark, the Russell MidCap Growth Index.3 However, small- and large-cap growth and international stocks lagged their respective benchmarks. The fund's investment grade and high-yield bonds also lagged their benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the JPMorgan Global High Yield Index.4

■  As the U.S. government, the Federal Reserve Board and the U.S. Treasury have taken active steps to stabilize the financial system and stimulate economic growth, small pockets of data suggest that these measures may already be helping to stem the economic decline. The recent market downturn is the worst in more than 30 years, but

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

4The JPMorgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/09

–18.63%

Class A shares (without sales charge)

–30.54%

S&P 500 Index

+4.70%

Barclays Capital U.S. Aggregate Bond Index[1]

Fund Profile (continued) – Columbia Asset Allocation Fund

it is not unprecedented. Investors who move in and out of the markets, trying to avoid downturns and catch upturns, often lose out on positive long-term returns because they make their moves at exactly the wrong time. In today's environment, as always, we believe that investors who stay focused on their goals have the potential to benefit over the long term from the diversification offered by Columbia Asset Allocation Fund, even though diversification does not ensure a profit or guarantee against a loss.

Portfolio Management

Anwiti Bahuguna, PhD, has co-managed the fund since February 2009 and has been with the advisor or its predecessors since 2002.

Colin Moore has co-managed the fund since February 2008 and has been with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the fund since February 2009 and has been with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the fund since February 2009 and has been with the advisor or its predecessors since 1990.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing involves certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance Information – Columbia Asset Allocation Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	9,270	8,738
Class B	8,631	8,631
Class C	8,628	8,628
Class T	9,231	8,702
Class Z	9,523	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
6 month (cumulative)	–18.63	–23.33	–18.86	–22.88	–18.86	–19.66	–18.56	–23.25	–18.19
1-year	–26.12	–30.35	–26.62	–30.23	–26.62	–27.34	–26.12	–30.39	–25.67
5-year	–1.72	–2.88	–2.43	–2.72	–2.44	–2.44	–1.74	–2.90	–1.37
10-year	–0.75	–1.34	–1.46	–1.46	–1.47	–1.47	–0.80	–1.38	–0.49

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Asset Allocation Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29
Class B	2.04
Class C	2.04
Class T	1.34
Class Z	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/09 ($)
Class A	10.10
Class B	10.11
Class C	10.11
Class T	10.12
Class Z	10.15

Distributions declared per share

10/01/08 – 03/31/09 ($)
Class A	0.13
Class B	0.09
Class C	0.09
Class T	0.13
Class Z	0.14

Understanding Your Expenses – Columbia Asset Allocation Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	813.71	1,018.45	5.88	6.54	1.30
Class B	1,000.00	1,000.00	811.42	1,014.71	9.26	10.30	2.05
Class C	1,000.00	1,000.00	811.42	1,014.71	9.26	10.30	2.05
Class T	1,000.00	1,000.00	814.41	1,018.20	6.11	6.79	1.35
Class Z	1,000.00	1,000.00	818.10	1,019.70	4.76	5.29	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Large Cap Growth Fund

Summary

■  For the six-month period that ended March 31, 2009, the fund's Class A shares returned negative 27.45% without sales charge. The fund's benchmark, the Russell 1000 Growth Index1, returned negative 25.97%. The average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification2, was negative 26.00%.

■  In a very difficult investment environment, stock selection in consumer staples and energy was the primary reason for the fund's shortfall relative to its benchmark and peers. In consumer staples, the biggest detractor was beauty products company Avon Products, Inc. (0.5% of net assets). For several years, much of Avon's growth has come from emerging markets; however, an economic downdraft has hit these economies at least as hard as the developed markets, cutting into Avon's sales and earnings. In energy, stocks of oil driller Nabors Industries Ltd. and oil field service company Schlumberger Ltd. (1.3% of net assets) fell sharply as the price of oil declined. Schlumberger is still in the portfolio, but we sold Nabors during the period. On the positive side, Apple, Inc. and Marvell Technology Group, Inc. (2.9% and 0.7% of net assets, respectively) contributed positively to fund returns. Apple benefited from sales of the iPhone smartphone and iPod touch, as well as fees from third parties who make and sell applications for those products. Marvell makes chips for the expanding smartphone market.

■  Despite signs of a spring thaw in some economic and market indicators, overall growth in the economy and corporate earnings is likely to remain hard to come by for the next 12 months or more. However, sentiment in such areas as credit and housing, as well as business and consumer confidence, has started to change. Recent action in the stock market suggests that, when it comes to styles and sectors, investors have started to differentiate between winners and losers—a clear shift from the broad sell-off we saw in the second half of 2008. Going forward, we plan to continue to focus on stock selection to find opportunities to generate positive returns.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/09

–27.45%

Class A shares (without sales charge)

–25.97%

Russell 1000 Growth Index[1]

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Large Cap Growth Fund

Portfolio Management

John T. Wilson, lead manager for the fund, has co-managed the fund since August 2005 and has been with the advisor or its predecessors since 2005.

Roger R. Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors since 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance Information – Columbia Large Cap Growth Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	6,864	6,468
Class B	6,350	6,350
Class C	6,354	6,354
Class E	6,845	6,537
Class F	6,350	6,350
Class T	6,779	6,390
Class Z	7,025	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Growth Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		E
Inception	11/01/98		11/01/98		11/18/02		09/22/06
Sales charge	without	with	without	with	without	with	without	with
6-month (cumulative)	–27.45	–31.61	–27.71	–31.33	–27.70	–28.42	–27.49	–30.75
1-year	–35.99	–39.66	–36.43	–39.61	–36.45	–37.08	–36.04	–38.91
5-year	–4.43	–5.56	–5.14	–5.49	–5.15	–5.15	–4.48	–5.36
10-year	–3.69	–4.26	–4.44	–4.44	–4.43	–4.43	–3.72	–4.16

Share class	F		T		Z
Inception	09/22/06		12/14/90		12/14/90
Sales charge	without	with	without	with	without
6-month (cumulative)	–27.67	–31.29	–27.45	–31.60	–27.33
1-year	–36.40	–39.58	–35.98	–39.66	–35.80
5-year	–5.14	–5.49	–4.48	–5.61	–4.19
10-year	–4.44	–4.44	–3.81	–4.38	–3.47

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Equity Growth Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class E and Class F share performance information includes returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) for the period from November 18, 2002 through September 21, 2006, and the returns of Prime A shares (for Class E shares) and Prime B shares (for Class F shares) for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.02
Class B	1.77
Class C	1.77
Class E	1.12
Class F	1.77
Class T	1.07
Class Z	0.77
*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/09 ($)
Class A	14.18
Class B	13.12
Class C	13.13
Class E	14.16
Class F	13.12
Class T	14.09
Class Z	14.49

Distributions declared per share

10/01/08 – 03/31/09 ($)
Class A	0.02
Class E	0.00
Class Z	0.06

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	725.50	1,019.05	5.08	5.94	1.18
Class B	1,000.00	1,000.00	722.91	1,015.31	8.29	9.70	1.93
Class C	1,000.00	1,000.00	723.01	1,015.31	8.29	9.70	1.93
Class T	1,000.00	1,000.00	725.50	1,018.80	5.29	6.19	1.23
Class E	1,000.00	1,000.00	725.11	1,018.55	5.51	6.44	1.28
Class F	1,000.00	1,000.00	723.31	1,015.31	8.29	9.70	1.93
Class Z	1,000.00	1,000.00	726.70	1,020.29	4.00	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Disciplined Value Fund

Summary

■  For the six-month period that ended March 31, 2009, the fund's Class A shares returned negative 34.29% without sales charge. In an environment of contracting economic growth and weak stock market performance, the fund held up somewhat better than its benchmark, the Russell 1000 Value Index1, which returned negative 35.22%. However, its losses were greater than for the average fund in its peer group, the Lipper Large-Cap Value Funds Classification, which returned negative 32.00%.2 Stock selection in four defensive sectors aided performance relative to the benchmark. However, we believe that sizable exposure to financials, the worst performing sector, detracted from returns relative to the peer group.

On February 20, 2009, Brian M. Condon took over as portfolio manager of the fund.

■  Stock selection in four sectors helped stem the fund's losses. In consumer staples, global agribusiness concern Bunge Ltd. (2.1% of net assets) benefited from a strong balance sheet and demand for food from the world's growing population. In energy, Exxon Mobil Corp. and Chevron Corp. (7.8% and 5.7% of net assets, respectively) declined less than many competitors which helped relative returns. Diversified global pharmaceutical company Mylan, Inc. (0.7% of net assets) was among the top performers in health care on tentative FDA approval of a new HIV drug. Wireless provider Sprint Nextel Corp. (2.0% of net assets) benefited from the expected effects of increased domestic infrastructure spending on telecommunications.

■  Within the financials sector, investor uncertainty about the troubled banking sector weighed on JPMorgan Chase & Co., Morgan Stanley and Wells Fargo & Co. (1.9%, 0.7% and 3.4% of net assets, respectively). Holdings in areas that are most affected by consumer spending also hurt returns. Newspaper publisher Gannett Co., Inc. lost ground as circulation rates and advertising sales fell. We sold the stock. A weak economic environment hurt demand for the services of printing company R.R Donnelley and Sons Co. (1.9% of net assets) and also negatively affected United States Steel Corp., which we sold.

■  Hit by a steady stream of negative news, the financial markets have experienced unprecedented volatility. Against this backdrop, we continue to follow a disciplined, quantitative approach to stock selection, emphasizing both value and quality. In light of continued poor economic conditions, we have focused on sectors that are typically the least economically sensitive. Within each sector, we seek to identify stocks with a catalyst that can lead to improved valuations, believing that these companies are positioned to benefit when economic conditions improve.

1The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/09

–34.29%

Class A shares (without sales charge)

–35.22%

Russell 1000 Value Index[1]

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Disciplined Value Fund

Portfolio Management

Brian Condon has managed the fund since February 2009 and has been with the advisor or its predecessors since 1999.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and tend to be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Performance Information – Columbia Disciplined Value Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	7,563	7,130
Class B	7,012	7,012
Class C	6,996	6,996
Class T	7,538	7,106
Class Z	7,804	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–34.29	–38.06	–34.46	–37.70	–34.46	–35.11	–34.21	–37.98	–34.09
1-year	–41.25	–44.61	–41.60	–44.48	–41.63	–42.20	–41.19	–44.56	–40.98
5-year	–5.02	–6.14	–5.68	–5.95	–5.69	–5.69	–5.04	–6.16	–4.75
10-year	–2.75	–3.33	–3.49	–3.49	–3.51	–3.51	–2.79	–3.36	–2.45

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Equity Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.25
Class B	2.00
Class C	2.00
Class T	1.30
Class Z	1.00

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/09 ($)
Class A	6.82
Class B	6.43
Class C	6.41
Class T	6.83
Class Z	7.01

Distributions declared per share

10/01/08 – 03/31/09 ($)
Class A	0.11
Class B	0.08
Class C	0.08
Class T	0.11
Class Z	0.12

Understanding Your Expenses – Columbia Disciplined Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	657.09	1,018.25	5.54	6.74	1.34
Class B	1,000.00	1,000.00	655.40	1,014.51	8.63	10.50	2.09
Class C	1,000.00	1,000.00	655.40	1,014.51	8.63	10.50	2.09
Class T	1,000.00	1,000.00	657.89	1,018.00	5.75	6.99	1.39
Class Z	1,000.00	1,000.00	658.19	1,019.50	4.51	5.49	1.09

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Contrarian Core Fund

Summary

■  For the six-month period that ended March 31, 2009, the fund's Class A shares returned negative 28.60% without sales charge. In a challenging environment for stocks, the fund held up better than its benchmark, the Russell 1000 Index1, which returned negative 30.59%. Its loss was less than the loss of the average return of its peer group, the Lipper Multi-Cap Core Funds Classification2, which was negative 29.79%.

■  Against a backdrop in which all stock sectors produced negative average returns, stock selection in the financials, information technology and telecommunication services sectors provided the greatest relative support. In financials, we focused on quality companies with little credit exposure, including Goldman Sachs Group, Inc., Bank of New York Mellon Corp. and Berkshire Hathaway, Inc. (2.1%, 0.8% and 1.7% of net assets, respectively), which held up substantially better than the sector despite their negative returns. Among technology holdings, notable contributions came from Visa, Inc., Apple, Inc., QUALCOMM, Inc. and Google, Inc. (2.5%, 1.8%, 2.9% and 3.3% of net assets, respectively). Each company benefited from longer-term growth trends at a time when investors struggled to find growth. In telecommunication services, the timely investment in Sprint Nextel Corp. (1.0% of net assets) helped when the stock appreciated sharply after we invested.

■  Selections in the consumer staples, consumer discretionary and energy sectors detracted from relative performance. In staples and consumer discretionary, holdings more directly exposed to the economic downturn underperformed. Two staples investments that we continue to favor, despite disappointing results during the six months, were Herbalife Ltd. and Avon Products, Inc. (0.8% and 1.0% of net assets, respectively). In addition to being hurt by declining consumer spending, both companies saw foreign profits eroded by currency changes. In energy, Transocean Ltd., an oil service firm, and Apache Corp., an exploration and production company (1.3% and 1.5% of net assets, respectively), were hurt by the oil price pullback.

■  An unpredictable economy makes it difficult to anticipate when the market will recover. Nevertheless, we believe that we have the potential to find good longer-term opportunities with our stock-by-stock approach, taking advantage of market declines and following our long-term contrarian discipline.

1The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/09

–28.60%

Class A shares (without sales charge)

–30.59%

Russell 1000 Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Contrarian Core Fund

Portfolio Management

Guy Pope has managed the fund since March 2005 and has been with the advisor or its predecessors since 1993.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Performance Information – Columbia Contrarian Core Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	8,402	7,918
Class B	7,788	7,788
Class C	7,796	7,796
Class T	8,329	7,848
Class Z	8,600	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		12/09/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–28.60	–32.73	–28.90	–32.46	–28.88	–29.59	–28.62	–32.72	–28.49
1- year	–35.39	–39.10	–35.92	–39.13	–35.84	–36.48	–35.45	–39.18	–35.21
5-year	–2.21	–3.37	–2.97	–3.27	–2.95	–2.95	–2.29	–3.45	–1.99
10-year	–1.73	–2.31	–2.47	–2.47	–2.46	–2.46	–1.81	–2.39	–1.50

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Growth & Income Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class T	1.29
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/09 ($)
Class A	8.42
Class B	7.92
Class C	7.93
Class T	8.36
Class Z	8.46

Distributions declared per share

10/01/08 – 03/31/09 ($)
Class A	0.07
Class T	0.07
Class Z	0.10

Understanding Your Expenses – Columbia Contrarian Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	713.99	1,019.15	4.96	5.84	1.16
Class B	1,000.00	1,000.00	710.99	1,015.41	8.15	9.60	1.91
Class C	1,000.00	1,000.00	711.19	1,015.41	8.15	9.60	1.91
Class T	1,000.00	1,000.00	713.79	1,018.90	5.17	6.09	1.21
Class Z	1,000.00	1,000.00	715.08	1,020.39	3.89	4.58	0.91

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the six-month period that ended March 31, 2009, the fund's Class A shares returned negative 37.72% without sales charge. The fund's benchmarks, the Russell 2000 Index1 and the S&P Small-Cap 600 Composite Index2, returned negative 37.17% and negative 37.78%, respectively, for the period. The average return of its peer group, the Lipper Small Cap Core Funds Classification, was negative 35.27%.3 Poor performance by the fund's industrials, technology and health care holdings generally accounted for the fund's relatively weak return.

■  In a very difficult stock market environment, the fund's industrial stocks were among its worst performers. Also, at a time of severe contraction in the credit markets, companies with relatively heavy debt loads were hit particularly hard. For example, NCI Building Systems, Inc. (0.2% of net assets), which makes products for the nonresidential building construction industry, was hurt by heavy debt as well as the economic downturn. Among technology companies, Technitrol, Inc. (0.1% of net assets) also fell victim to a relatively high debt load and strains of a weak economy. The company makes electronic components for antennas, receivers and other systems. In health care, the fund's biggest detractor was K-V Pharmaceutical Co. The company makes generic drugs, but was forced to cease operations after encountering major quality-control issues. Although the company is working with the U.S. Food and Drug Administration to resume production, we sold the stock during the period. A few stocks contributed positively to fund returns, including Datascope Corp., a maker of cardiovascular devices, which was acquired and is no longer in the portfolio.

■  Although we have seen a few tentative signs of an improving investment climate, we have not made any dramatic changes to the portfolio. Rather, we have selectively trimmed some holdings so we can take advantage of buying opportunities as they appear. As we look to add stocks, we're willing to take a two- to three-year outlook and invest in companies that we believe are fundamentally sound but may be going through some temporary difficulties.

1The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization.

2The Standard & Poor's (S&P) Small-Cap 600 Composite Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the NYSE AMEX and NASDAQ. The S&P Small Cap 600 is heavily weighted with the stocks of companies with small market capitalizations. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/09

–37.72%

Class A shares (without sales charge)

–37.17%

Russell 2000 Index

–37.78%

S&P SmallCap 600 Composite Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Small Cap Core Fund

Portfolio Management

Peter Larson, lead manager, has co-managed the fund since 1992 and has been with the advisor or its predecessors since 1963.

Richard D'Auteuil has co-managed the fund since September 2005 and has been with the advisor or its predecessors since 1993.

Allyn Seymour, Jr. has co-managed the fund since September 2005 and has been with the advisor or its predecessors since 1993. Effective April 30, 2009, Mr. Seymour no longer co-manages the fund.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Performance Information – Columbia Small Cap Core Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	17,227	16,240
Class B	15,953	15,953
Class C	15,966	15,966
Class T	17,069	16,087
Class Z	17,715	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Core Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–37.72	–41.29	–37.90	–40.61	–37.91	–38.46	–37.68	–41.26	–37.60
1-year	–38.33	–41.87	–38.75	–41.42	–38.76	–39.30	–38.34	–41.89	–38.15
5-year	–4.75	–5.87	–5.45	–5.66	–5.44	–5.44	–4.79	–5.91	–4.49
10-year	5.59	4.97	4.78	4.78	4.79	4.79	5.49	4.87	5.88

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B shares), Retail A shares (for Class C and Class T shares) and Trust shares (for Class Z shares) of Galaxy Small Cap Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.31
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/09 ($)
Class A	7.79
Class B	7.04
Class C	7.05
Class T	7.67
Class Z	7.98

Distributions declared per share

10/01/08 – 03/31/09 ($)
Class A	1.15
Class B	1.15
Class C	1.15
Class T	1.15
Class Z	1.15

Understanding Your Expenses – Columbia Small Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	622.79	1,018.05	5.58	6.94	1.38
Class B	1,000.00	1,000.00	620.99	1,014.31	8.61	10.70	2.13
Class C	1,000.00	1,000.00	620.89	1,014.31	8.61	10.70	2.13
Class T	1,000.00	1,000.00	623.19	1,017.80	5.79	7.19	1.43
Class Z	1,000.00	1,000.00	623.98	1,019.30	4.58	5.69	1.13

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks – 52.5%
	Shares	Value ($)
Consumer Discretionary – 5.4%
Auto Components – 0.1%
BorgWarner, Inc.	3,590	72,877
Denso Corp.	7,800	153,817
Auto Components Total		226,694
Automobiles – 0.1%
Honda Motor Co., Ltd.	4,100	95,888
Toyota Motor Corp.	3,000	94,560
Automobiles Total		190,448
Distributors – 0.0%
Genuine Parts Co.	1,300	38,818
LKQ Corp. (a)	2,450	34,962
Distributors Total		73,780
Diversified Consumer Services – 0.4%
Apollo Group, Inc., Class A (a)	3,090	242,040
Benesse Corp.	4,600	168,227
Brink's Home Security Holdings, Inc. (a)	1,380	31,188
Capella Education Co. (a)	804	42,612
Corinthian Colleges, Inc. (a)	1,100	21,395
DeVry, Inc.	559	26,933
H&R Block, Inc.	2,090	38,017
ITT Educational Services, Inc. (a)	488	59,253
Jackson Hewitt Tax Service, Inc.	4,260	22,237
Regis Corp.	840	12,138
Sotheby's	930	8,370
Strayer Education, Inc.	200	35,974
Diversified Consumer Services Total		708,384
Hotels, Restaurants & Leisure – 1.1%
Bally Technologies, Inc. (a)	1,930	35,551
Benihana, Inc., Class A (a)	3,092	8,008
Bob Evans Farms, Inc.	860	19,281
Burger King Holdings, Inc.	2,970	68,161
Carnival Corp.	16,400	354,240
CEC Entertainment, Inc. (a)	640	16,563
Darden Restaurants, Inc.	760	26,038
Jack in the Box, Inc. (a)	650	15,139
Landry's Restaurants, Inc.	1,080	5,638
McDonald's Corp.	12,420	677,759
OPAP SA	6,853	180,459
Paddy Power PLC	10,464	168,776
Panera Bread Co., Class A (a)	577	32,254
Red Robin Gourmet Burgers, Inc. (a)	1,944	34,273
Royal Caribbean Cruises Ltd.	4,100	32,841
Starwood Hotels & Resorts Worldwide, Inc.	15,150	192,405

	Shares	Value ($)
Wendy's/Arby's Group, Inc, Class A	4,770	23,993
Yum! Brands, Inc.	1,420	39,022
Hotels, Restaurants & Leisure Total		1,930,401
Household Durables – 0.1%
American Greetings Corp., Class A	2,290	11,587
Cavco Industries, Inc. (a)	482	11,375
CSS Industries, Inc.	790	13,430
Ethan Allen Interiors, Inc.	1,050	11,823
Garmin Ltd.	970	20,574
NVR, Inc. (a)	60	25,665
Stanley Works	1,925	56,056
Household Durables Total		150,510
Internet & Catalog Retail – 0.1%
Amazon.com, Inc. (a)	2,700	198,288
Blue Nile, Inc. (a)	560	16,884
NetFlix, Inc. (a)	507	21,761
NutriSystem, Inc.	630	8,990
Internet & Catalog Retail Total		245,923
Leisure Equipment & Products – 0.1%
Brunswick Corp.	2,650	9,142
Hasbro, Inc.	7,900	198,053
Leisure Equipment & Products Total		207,195
Media – 0.7%
Arbitron, Inc.	2,460	36,925
Comcast Corp., Class A	20,000	272,800
DIRECTV Group, Inc. (a)	15,500	353,245
DreamWorks Animation SKG, Inc., Class A (a)	2,340	50,637
Liberty Media Corp. - Entertainment, Class A (a)	2,350	46,882
Marvel Entertainment, Inc. (a)	2,387	63,375
McGraw-Hill Companies, Inc.	2,210	50,543
Regal Entertainment Group, Class A	4,400	59,004
VisionChina Media, Inc., ADR (a)	3,140	20,253
Vivendi	9,789	259,138
Media Total		1,212,802
Multiline Retail – 0.7%
Big Lots, Inc. (a)	1,290	26,806
Dollar Tree, Inc. (a)	1,070	47,669
Kohl's Corp. (a)	20,560	870,099
Target Corp.	11,200	385,168
Multiline Retail Total		1,329,742

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Specialty Retail – 1.5%
Abercrombie & Fitch Co., Class A	480	11,424
Advance Auto Parts, Inc.	1,240	50,939
Aeropostale, Inc. (a)	830	22,045
America's Car-Mart, Inc. (a)	1,775	24,122
AnnTaylor Stores Corp. (a)	6,208	32,282
Bed Bath & Beyond, Inc. (a)	10,150	251,212
Best Buy Co., Inc.	4,050	153,738
Citi Trends, Inc. (a)	825	18,884
Fast Retailing Co., Ltd.	1,500	169,268
Foot Locker, Inc.	6,497	68,089
Game Group PLC	84,031	181,762
GameStop Corp., Class A (a)	2,530	70,891
Gap, Inc.	2,460	31,955
hhgregg, Inc. (a)	1,610	22,781
Lowe's Companies, Inc.	38,500	702,625
Men's Wearhouse, Inc.	690	10,447
O'Reilly Automotive, Inc. (a)	4,100	143,541
OfficeMax, Inc.	2,490	7,769
Pacific Sunwear of California, Inc. (a)	7,850	13,031
Point, Inc.	2,650	119,670
Rent-A-Center, Inc. (a)	1,809	35,040
Ross Stores, Inc.	2,190	78,577
Sherwin-Williams Co.	880	45,734
Shoe Carnival, Inc. (a)	1,029	10,650
Staples, Inc.	12,000	217,320
TJX Companies, Inc.	1,920	49,229
Tractor Supply Co. (a)	470	16,948
Urban Outfitters, Inc. (a)	12,400	202,988
Specialty Retail Total		2,762,961
Textiles, Apparel & Luxury Goods – 0.5%
Fossil, Inc. (a)	1,387	21,776
Movado Group, Inc.	1,530	11,536
Phillips-Van Heusen Corp.	1,913	43,387
Polo Ralph Lauren Corp.	11,309	477,805
V.F. Corp.	6,200	354,082
Volcom, Inc. (a)	2,090	20,273
Wolverine World Wide, Inc.	740	11,529
Textiles, Apparel & Luxury Goods Total		940,388
Consumer Discretionary Total		9,979,228
Consumer Staples – 5.4%
Beverages – 0.9%
Coca-Cola Co.	14,000	615,300
Diageo PLC, ADR	7,851	351,332
Fomento Economico Mexicano SAB de CV, ADR	8,334	210,100

	Shares	Value ($)
Molson Coors Brewing Co., Class B	4,000	137,120
Pepsi Bottling Group, Inc.	2,800	61,992
PepsiCo, Inc.	6,800	350,064
Beverages Total		1,725,908
Food & Staples Retailing – 1.6%
BJ's Wholesale Club, Inc. (a)	390	12,476
Casey's General Stores, Inc.	1,390	37,057
CVS Caremark Corp.	17,900	492,071
George Weston Ltd.	1,386	64,309
Koninklijke Ahold NV	18,682	204,773
Kroger Co.	2,710	57,506
Ruddick Corp.	800	17,960
Seven & I Holdings Co., Ltd.	10,400	226,944
Spartan Stores, Inc.	580	8,938
Sysco Corp.	13,200	300,960
Wal-Mart Stores, Inc.	29,084	1,515,277
Weis Markets, Inc.	1,260	39,110
Whole Foods Market, Inc.	960	16,128
Food & Staples Retailing Total		2,993,509
Food Products – 0.9%
Campbell Soup Co.	1,220	33,379
China Milk Products Group Ltd.	292,000	60,475
ConAgra Foods, Inc.	13,800	232,806
Dean Foods Co. (a)	3,000	54,240
Flowers Foods, Inc.	1,675	39,329
Fresh Del Monte Produce, Inc. (a)	1,103	18,111
General Mills, Inc.	6,500	324,220
H.J. Heinz Co.	910	30,085
Hershey Co.	1,200	41,700
J & J Snack Foods Corp.	337	11,657
J M Smucker Co.	4,700	175,169
Kerry Group PLC, Class A	7,644	154,876
Lancaster Colony Corp.	310	12,859
Nestle SA, Registered Shares	9,771	330,307
Ralcorp Holdings, Inc. (a)	25	1,347
Sanderson Farms, Inc.	529	19,864
Smithfield Foods, Inc. (a)	1,100	10,406
Toyo Suisan Kaisha Ltd.	8,000	163,661
TreeHouse Foods, Inc. (a)	610	17,562
Food Products Total		1,732,053
Household Products – 0.8%
Church & Dwight Co., Inc.	670	34,994
Clorox Co.	1,860	95,753
Colgate-Palmolive Co.	6,500	383,370
Procter & Gamble Co.	18,800	885,292
Unicharm Corp.	2,500	151,538
Household Products Total		1,550,947

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Personal Products – 0.6%
Avon Products, Inc.	44,206	850,081
Chattem, Inc. (a)	351	19,673
Estee Lauder Companies, Inc., Class A	5,275	130,029
NBTY, Inc. (a)	1,170	16,474
Personal Products Total		1,016,257
Tobacco – 0.6%
Japan Tobacco, Inc.	71	187,856
Philip Morris International, Inc.	24,026	854,845
Tobacco Total		1,042,701
Consumer Staples Total		10,061,375
Energy – 5.9%
Energy Equipment & Services – 1.1%
Complete Production Services, Inc. (a)	2,038	6,277
Core Laboratories N.V.	390	28,532
Diamond Offshore Drilling, Inc.	890	55,945
Dril-Quip, Inc. (a)	1,060	32,542
FMC Technologies, Inc. (a)	850	26,665
Halliburton Co.	8,504	131,557
Lufkin Industries, Inc.	550	20,834
National-Oilwell Varco, Inc. (a)	1,450	41,629
Noble Corp.	8,796	211,896
Patterson-UTI Energy, Inc.	530	4,749
Pioneer Drilling Co. (a)	3,014	9,886
Schlumberger Ltd.	10,600	430,572
Shinko Plantech Co., Ltd.	13,300	81,559
Smith International, Inc.	3,400	73,032
Superior Well Services, Inc. (a)	384	1,970
T-3 Energy Services, Inc. (a)	1,590	18,730
TGC Industries, Inc. (a)	1,727	3,782
Tidewater, Inc.	520	19,308
Transocean Ltd. (a)	15,192	893,897
Energy Equipment & Services Total		2,093,362
Oil, Gas & Consumable Fuels – 4.8%
Arena Resources, Inc. (a)	1,380	35,162
BG Group PLC	13,804	208,960
BP PLC, ADR	8,052	322,885
Cabot Oil & Gas Corp.	2,200	51,854
Chevron Corp.	9,500	638,780
CNOOC Ltd.	71,400	71,026
Comstock Resources, Inc. (a)	340	10,132
Concho Resources, Inc. (a)	2,810	71,908
ConocoPhillips	11,938	467,492
CONSOL Energy, Inc.	920	23,221

	Shares	Value ($)
Continental Resources, Inc. (a)	1,114	23,628
Denbury Resources, Inc. (a)	2,325	34,550
Devon Energy Corp.	4,400	196,636
El Paso Corp.	23,175	144,844
Encore Acquisition Co. (a)	980	22,805
EOG Resources, Inc.	7,775	425,759
Exxon Mobil Corp.	22,975	1,564,597
Forest Oil Corp. (a)	1,350	17,753
Hess Corp.	15,875	860,425
Holly Corp.	1,300	27,560
Marathon Oil Corp.	10,000	262,900
Mariner Energy, Inc. (a)	1,320	10,230
Newfield Exploration Co. (a)	6,450	146,415
Nordic American Tanker Shipping	475	13,918
Occidental Petroleum Corp.	19,200	1,068,480
Peabody Energy Corp.	11,900	297,976
PetroHawk Energy Corp. (a)	2,170	41,729
Petroleo Brasileiro SA, ADR	8,200	249,854
Range Resources Corp.	830	34,163
Royal Dutch Shell PLC, Class B	11,580	254,384
Southwestern Energy Co. (a)	7,682	228,079
Stone Energy Corp. (a)	1,901	6,330
Swift Energy Co. (a)	930	6,789
Total SA	7,714	383,562
Ultra Petroleum Corp. (a)	5,210	186,987
Whiting Petroleum Corp. (a)	1,420	36,707
Williams Companies, Inc.	29,000	330,020
Yanzhou Coal Mining Co., Ltd., Class H	178,000	127,920
Oil, Gas & Consumable Fuels Total		8,906,420
Energy Total		10,999,782
Financials – 7.5%
Capital Markets – 0.7%
Ameriprise Financial, Inc.	5,400	110,646
Federated Investors, Inc., Class B	650	14,469
Greenhill & Co., Inc.	960	70,896
Intermediate Capital Group PLC	7,648	33,003
Invesco Ltd.	1,560	21,622
Janus Capital Group, Inc.	6,700	44,555
Macquarie Group Ltd.	3,574	67,224
Northern Trust Corp.	790	47,258
Piper Jaffray Companies, Inc. (a)	618	15,938
State Street Corp.	20,700	637,146
Stifel Financial Corp. (a)	547	23,691
T. Rowe Price Group, Inc.	2,180	62,915
Waddell & Reed Financial, Inc., Class A	4,278	77,303
Capital Markets Total		1,226,666

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Commercial Banks – 3.4%
Australia & New Zealand Banking Group Ltd.	9,853	107,908
BancFirst Corp.	566	20,602
Banco Bilbao Vizcaya Argentaria SA	26,140	212,198
Banco Santander SA	39,764	274,190
BancTrust Financial Group, Inc.	1,908	12,078
Bank of China Ltd., Class H	329,000	109,517
Bank of Granite Corp.	994	1,700
Bank of Hawaii Corp.	2,400	79,152
Barclays PLC	66,227	140,638
BNP Paribas	3,891	160,877
Bryn Mawr Bank Corp.	1,107	18,653
Capitol Bancorp Ltd.	1,425	5,914
Chemical Financial Corp.	1,550	32,255
City National Corp.	1,700	57,409
Columbia Banking System, Inc.	1,160	7,424
Comerica, Inc.	3,900	71,409
Community Trust Bancorp, Inc.	688	18,404
Cullen/Frost Bankers, Inc.	2,300	107,962
DBS Group Holdings Ltd.	28,000	155,561
First Citizens BancShares, Inc., Class A	203	26,755
First Financial Corp. of Indiana	969	35,756
First National Bank of Alaska	9	14,535
Goldman Sachs Group, Inc.	9,300	985,986
HSBC Holdings PLC	28,185	159,743
Industrial & Commercial Bank of China, Class H	147,000	76,055
Itau Unibanco Banco Multiplo SA	7,331	79,765
KeyCorp	3,500	27,545
Marshall & Ilsley Corp.	4,098	23,072
Mass Financial Corp., Class A (a)	1,750	7,787
Merchants Bancshares, Inc.	1,083	20,035
Morgan Stanley	34,900	794,673
Northfield Bancorp, Inc.	1,439	15,728
Northrim BanCorp, Inc.	1,277	12,732
Pinnacle Financial Partners, Inc. (a)	979	23,212
PNC Financial Services Group, Inc.	9,646	282,531
South Financial Group, Inc.	3,400	3,740
Standard Chartered PLC	12,955	161,069
Sterling Bancorp NY	1,770	17,523
Sumitomo Mitsui Financial Group, Inc.	6,700	230,813
Sumitomo Trust & Banking Co., Ltd.	14,000	52,755
SVB Financial Group (a)	2,600	52,026
Taylor Capital Group, Inc. (a)	1,325	5,896

	Shares	Value ($)
TCF Financial Corp.	8,400	98,784
Turkiye Is Bankasi, Class C	52,995	119,201
U.S. Bancorp	57,439	839,184
United Overseas Bank Ltd.	9,000	57,517
Wells Fargo & Co.	31,666	450,924
West Coast Bancorp	1,630	3,619
Whitney Holding Corp.	1,460	16,717
Zions Bancorporation	2,125	20,889
Commercial Banks Total		6,310,418
Consumer Finance – 0.0%
Cash America International, Inc.	1,460	22,863
World Acceptance Corp. (a)	1,350	23,085
Consumer Finance Total		45,948
Diversified Financial Services – 0.6%
ING Groep NV	21,542	118,776
IntercontinentalExchange, Inc. (a)	330	24,575
JPMorgan Chase & Co.	34,403	914,432
Medallion Financial Corp.	2,688	19,918
Pico Holdings, Inc. (a)	490	14,734
Portfolio Recovery Associates, Inc. (a)	983	26,384
Diversified Financial Services Total		1,118,819
Insurance – 1.8%
ACE Ltd.	12,470	503,788
Aon Corp.	8,800	359,216
Aviva PLC	20,375	63,221
Axis Capital Holdings Ltd.	22,358	503,949
Baldwin & Lyons, Inc., Class B	1,030	19,488
Baloise Holding AG, Registered Shares	3,157	202,045
Brit Insurance Holdings PLC	65,910	170,701
CNA Surety Corp. (a)	1,830	33,745
eHealth, Inc. (a)	998	15,978
EMC Insurance Group, Inc.	1,101	23,198
FBL Financial Group, Inc. Class A	1,552	6,441
First Mercury Financial Corp. (a)	302	4,361
Genworth Financial, Inc., Class A	1,973	3,749
Harleysville Group, Inc.	580	18,450
Horace Mann Educators Corp.	2,311	19,343
Lancashire Holdings Ltd. (a)	13,325	91,773
Marsh & McLennan Companies, Inc.	22,500	455,625
MetLife, Inc.	6,100	138,897
National Western Life Insurance Co., Class A	97	10,961
Navigators Group, Inc. (a)	534	25,194
Platinum Underwriters Holdings Ltd.	390	11,060

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Prudential Financial, Inc.	9,600	182,592
RAM Holdings Ltd. (a)	4,465	1,116
Reinsurance Group of America, Inc.	3,700	119,843
RLI Corp.	396	19,879
Safety Insurance Group, Inc.	860	26,729
Selective Insurance Group, Inc.	1,109	13,485
Stewart Information Services Corp.	1,160	22,620
United America Indemnity Ltd., Class A (a)	3,772	15,163
United Fire & Casualty Co.	703	15,438
Zurich Financial Services AG, Registered Shares	1,116	176,572
Insurance Total		3,274,620
Real Estate Investment Trusts (REITs) – 0.7%
Alexandria Real Estate Equities, Inc.	1,200	43,680
Boston Properties, Inc.	950	33,278
DCT Industrial Trust, Inc.	4,274	13,549
DiamondRock Hospitality Co.	4,090	16,401
Duke Realty Corp.	1,460	8,030
DuPont Fabros Technology, Inc.	1,349	9,281
Equity Residential Property Trust	1,500	27,525
Franklin Street Properties Corp.	2,344	28,831
Getty Realty Corp.	820	15,047
Home Properties, Inc.	640	19,616
Japan Retail Fund Investment Corp.	24	91,165
LaSalle Hotel Properties	1,744	10,185
Mack-Cali Realty Corp.	460	9,113
National Health Investors, Inc.	1,002	26,924
National Retail Properties, Inc.	2,932	46,443
Plum Creek Timber Co., Inc.	13,640	396,515
Potlatch Corp.	1,340	31,075
ProLogis	2,800	18,200
Rayonier, Inc.	13,800	417,036
Sun Communities, Inc.	1,650	19,519
Sunstone Hotel Investors, Inc.	2,826	7,432
Universal Health Realty Income Trust	870	25,430
Urstadt Biddle Properties, Inc., Class A	1,530	20,533
Real Estate Investment Trusts (REITs) Total		1,334,808
Real Estate Management & Development – 0.2%
Avatar Holdings, Inc. (a)	446	6,681
Hongkong Land Holdings Ltd.	71,000	161,880
Leopalace21 Corp.	12,600	74,084
Maui Land & Pineapple Co., Inc. (a)	870	7,386
Swire Pacific Ltd., Class A	23,000	153,569
Real Estate Management & Development Total		403,600

	Shares	Value ($)
Thrifts & Mortgage Finance – 0.1%
Bank Mutual Corp.	2,770	25,096
BankFinancial Corp.	2,030	20,239
Beneficial Mutual Bancorp, Inc. (a)	2,371	23,354
Brookline Bancorp, Inc.	3,210	30,495
Clifton Savings Bancorp, Inc.	1,920	19,200
ESSA Bancorp, Inc.	1,308	17,409
Home Federal Bancorp, Inc.	2,430	21,214
TrustCo Bank Corp. NY	2,280	13,726
United Financial Bancorp, Inc.	1,539	20,146
Washington Federal, Inc.	1,750	23,258
Westfield Financial, Inc.	2,839	24,983
Thrifts & Mortgage Finance Total		239,120
Financials Total		13,953,999
Health Care – 6.6%
Biotechnology – 1.0%
Alexion Pharmaceuticals, Inc. (a)	1,770	66,658
Alkermes, Inc. (a)	1,260	15,284
Amgen, Inc. (a)	11,198	554,525
Array Biopharma, Inc. (a)	3,711	9,797
BioMarin Pharmaceuticals, Inc. (a)	2,124	26,231
Celgene Corp. (a)	4,400	195,360
Genzyme Corp. (a)	3,700	219,743
Gilead Sciences, Inc. (a)	6,900	319,608
Isis Pharmaceuticals, Inc. (a)	1,460	21,915
Martek Biosciences Corp.	1,100	20,075
Myriad Genetics, Inc. (a)	1,014	46,107
Onyx Pharmaceuticals, Inc. (a)	1,558	44,481
OSI Pharmaceuticals, Inc. (a)	1,009	38,604
Osiris Therapeutics, Inc. (a)	380	5,244
Regeneron Pharmaceuticals, Inc. (a)	2,031	28,150
Rigel Pharmaceuticals, Inc. (a)	1,720	10,561
Seattle Genetics, Inc. (a)	3,447	33,987
Theravance, Inc. (a)	810	13,770
United Therapeutics Corp. (a)	505	33,375
Vertex Pharmaceuticals, Inc. (a)	6,120	175,828
Biotechnology Total		1,879,303
Health Care Equipment & Supplies – 0.9%
Analogic Corp.	440	14,089
Baxter International, Inc.	7,900	404,638
Beckman Coulter, Inc.	1,000	51,010
Boston Scientific Corp. (a)	26,700	212,265
C.R. Bard, Inc.	290	23,119
China Medical Technologies, Inc., ADR	1,118	15,395
Cooper Companies, Inc.	1,400	37,016
Covidien Ltd.	5,900	196,116

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Haemonetics Corp. (a)	534	29,413
Hospira, Inc. (a)	2,450	75,607
ICU Medical, Inc. (a)	290	9,315
Immucor, Inc. (a)	1,216	30,582
Masimo Corp. (a)	1,033	29,936
Meridian Bioscience, Inc.	1,473	26,691
NuVasive, Inc. (a)	381	11,956
Quidel Corp. (a)	1,720	15,858
St. Jude Medical, Inc. (a)	5,020	182,377
STERIS Corp.	1,770	41,206
Teleflex, Inc.	1,500	58,635
Terumo Corp.	2,400	88,013
Thoratec Corp. (a)	910	23,378
Wright Medical Group, Inc. (a)	2,848	37,109
Zoll Medical Corp. (a)	520	7,467
Health Care Equipment & Supplies Total		1,621,191
Health Care Providers & Services – 1.2%
Alliance Imaging, Inc. (a)	4,511	30,675
AmerisourceBergen Corp.	1,600	52,256
AmSurg Corp. (a)	510	8,084
CIGNA Corp.	7,100	124,889
Community Health Systems, Inc. (a)	2,000	30,680
Cross Country Healthcare, Inc. (a)	2,380	15,589
DaVita, Inc. (a)	820	36,039
Express Scripts, Inc. (a)	1,510	69,717
Genoptix, Inc. (a)	480	13,094
Healthspring, Inc. (a)	1,274	10,663
inVentiv Health, Inc. (a)	2,453	20,016
Kindred Healthcare, Inc. (a)	1,470	21,977
Laboratory Corp. of America Holdings (a)	940	54,981
Magellan Health Services, Inc. (a)	280	10,203
McKesson Corp.	14,870	521,045
Medco Health Solutions, Inc. (a)	22,750	940,485
Mednax, Inc. (a)	540	15,914
MWI Veterinary Supply, Inc. (a)	871	24,806
NovaMed, Inc. (a)	3,474	7,886
Owens & Minor, Inc.	1,380	45,719
Psychiatric Solutions, Inc. (a)	3,444	54,174
Quest Diagnostics, Inc.	550	26,114
RehabCare Group, Inc. (a)	1,471	25,654
Res-Care, Inc. (a)	1,960	28,538
U.S. Physical Therapy, Inc. (a)	760	7,357
Universal Health Services, Inc., Class B	1,098	42,097
Health Care Providers & Services Total		2,238,652

	Shares	Value ($)
Health Care Technology – 0.0%
Omnicell, Inc. (a)	1,460	11,417
Health Care Technology Total		11,417
Life Sciences Tools & Services – 1.0%
Albany Molecular Research, Inc. (a)	1,550	14,617
Bio-Rad Laboratories, Inc., Class A (a)	534	35,191
Charles River Laboratories International, Inc. (a)	1,400	38,094
Covance, Inc. (a)	6,000	213,780
Dionex Corp. (a)	706	33,358
ICON PLC, ADR (a)	3,040	49,096
Illumina, Inc. (a)	1,102	41,038
Life Technologies Corp. (a)	20,790	675,259
PAREXEL International Corp. (a)	1,095	10,654
Pharmaceutical Product Development, Inc.	860	20,399
Sequenom, Inc. (a)	1,000	14,220
Thermo Fisher Scientific, Inc. (a)	17,433	621,835
Varian, Inc. (a)	390	9,259
Life Sciences Tools & Services Total		1,776,800
Pharmaceuticals – 2.5%
Abbott Laboratories	14,300	682,110
Allergan, Inc.	1,450	69,252
Astellas Pharma, Inc.	5,200	158,650
AstraZeneca PLC, ADR	6,752	239,359
Biovail Corp.	6,020	65,919
Bristol-Myers Squibb Co.	15,700	344,144
Daiichi Sankyo Co., Ltd.	7,100	118,208
Eurand NV (a)	2,666	29,699
Johnson & Johnson	16,900	888,940
Novartis AG, Registered Shares	2,399	90,792
Perrigo Co.	1,660	41,218
Roche Holding AG, Genusschein	2,647	363,227
Sanofi-Aventis SA	4,628	260,585
Santen Pharmaceutical Co., Ltd.	3,100	85,811
Schering-Plough Corp.	37,600	885,480
Takeda Pharmaceutical Co., Ltd.	2,700	92,741
Teva Pharmaceutical Industries Ltd., ADR	7,100	319,855
Pharmaceuticals Total		4,735,990
Health Care Total		12,263,353
Industrials – 6.0%
Aerospace & Defense – 1.7%
AAR Corp. (a)	852	10,684
AerCap Holdings NV (a)	3,500	11,375

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Alliant Techsystems, Inc. (a)	400	26,792
BAE Systems PLC	46,821	224,721
Esterline Technologies Corp. (a)	370	7,470
Goodrich Corp.	13,300	503,937
HEICO Corp.	860	20,898
Honeywell International, Inc.	21,800	607,348
ITT Corp.	920	35,392
L-3 Communications Holdings, Inc.	4,275	289,845
Ladish Co., Inc. (a)	850	6,171
Lockheed Martin Corp.	5,500	379,665
MTU Aero Engines Holding AG	4,408	103,308
Northrop Grumman Corp.	5,900	257,476
Precision Castparts Corp.	3,920	234,808
Spirit Aerosystems Holdings, Inc., Class A (a)	3,639	36,281
Stanley, Inc. (a)	940	23,867
Teledyne Technologies, Inc. (a)	1,179	31,456
United Technologies Corp.	9,080	390,258
Aerospace & Defense Total		3,201,752
Air Freight & Logistics – 0.3%
C.H. Robinson Worldwide, Inc.	620	28,278
HUB Group, Inc., Class A (a)	1,973	33,541
Pacer International, Inc.	2,349	8,222
United Parcel Service, Inc., Class B	9,400	462,668
Air Freight & Logistics Total		532,709
Airlines – 0.1%
Delta Air Lines, Inc. (a)	4,500	25,335
Deutsche Lufthansa AG, Registered Shares	7,565	82,116
Republic Airways Holdings, Inc. (a)	982	6,363
Skywest, Inc.	1,470	18,287
Airlines Total		132,101
Building Products – 0.0%
Ameron International Corp.	307	16,167
Builders FirstSource, Inc. (a)	2,796	5,648
Lennox International, Inc.	720	19,051
NCI Building Systems, Inc. (a)	970	2,153
Universal Forest Products, Inc.	480	12,773
Building Products Total		55,792
Commercial Services & Supplies – 0.3%
ABM Industries, Inc.	870	14,268
Brink's Co.	1,370	36,250
Clean Harbors, Inc. (a)	180	8,640
Consolidated Graphics, Inc. (a)	770	9,794
Geo Group, Inc. (a)	1,904	25,228
Mobile Mini, Inc. (a)	2,856	32,901

	Shares	Value ($)
Pitney Bowes, Inc.	850	19,848
Rollins, Inc.	540	9,261
Stericycle, Inc. (a)	2,280	108,825
Sykes Enterprises, Inc. (a)	580	9,645
United Stationers, Inc. (a)	510	14,321
Waste Connections, Inc. (a)	4,100	105,370
Waste Management, Inc.	6,100	156,160
Commercial Services & Supplies Total		550,511
Construction & Engineering – 0.4%
Dycom Industries, Inc. (a)	1,490	8,627
EMCOR Group, Inc. (a)	3,222	55,322
Foster Wheeler AG (a)	1,700	29,699
Granite Construction, Inc.	489	18,328
Jacobs Engineering Group, Inc. (a)	1,440	55,670
KBR, Inc.	22,650	312,796
KHD Humboldt Wedag International Ltd. (a)	1,270	8,776
Layne Christensen Co. (a)	520	8,356
Outotec Oyj	9,215	158,425
Quanta Services, Inc. (a)	1,450	31,103
Toyo Engineering Corp.	48,000	139,173
Construction & Engineering Total		826,275
Electrical Equipment – 0.7%
ABB Ltd., Registered Shares (a)	14,409	201,141
AMETEK, Inc.	1,170	36,586
AZZ, Inc. (a)	690	18,209
Belden CDT, Inc.	860	10,759
Cooper Industries Ltd., Class A	18,000	465,480
Energy Conversion Devices, Inc. (a)	607	8,055
Gamesa Corp., Tecnologica SA	7,379	94,704
GrafTech International Ltd. (a)	2,950	18,172
Harbin Power Equipment Co., Ltd., Class H	118,000	76,732
II-VI, Inc. (a)	1,516	26,045
Regal-Beloit Corp.	970	29,721
Roper Industries, Inc.	1,080	45,846
Schneider Electric SA	2,819	187,678
Electrical Equipment Total		1,219,128
Industrial Conglomerates – 0.5%
DCC PLC	6,094	92,300
General Electric Co.	56,879	575,046
Keppel Corp. Ltd.	43,000	141,642
Siemens AG, Registered Shares	2,284	130,515
Textron, Inc.	2,550	14,637
Industrial Conglomerates Total		954,140
Machinery – 1.0%
Astec Industries, Inc. (a)	535	14,033
Badger Meter, Inc.	700	20,223

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Cummins, Inc.	870	22,142
Demag Cranes AG	6,183	107,613
Eaton Corp.	10,300	379,658
EnPro Industries, Inc. (a)	1,030	17,613
ESCO Technologies, Inc. (a)	200	7,740
Flowserve Corp.	5,150	289,018
FreightCar America, Inc.	657	11,517
Harsco Corp.	2,350	52,099
Illinois Tool Works, Inc.	5,200	160,420
Joy Global, Inc.	8,620	183,606
Kadant, Inc. (a)	817	9,412
Kaydon Corp.	430	11,752
Kennametal, Inc.	2,200	35,662
LB Foster Co., Class A (a)	467	11,596
Nabtesco Corp.	21,000	144,264
Navistar International Corp. (a)	335	11,209
Nordson Corp.	458	13,021
Pall Corp.	1,480	30,236
Parker Hannifin Corp.	9,800	333,004
Robbins & Myers, Inc.	710	10,771
Wabtec Corp.	2,118	55,873
Machinery Total		1,932,482
Marine – 0.0%
Alexander & Baldwin, Inc.	1,300	24,739
Genco Shipping & Trading Ltd.	906	11,180
Marine Total		35,919
Professional Services – 0.4%
CDI Corp.	1,301	12,646
Dun & Bradstreet Corp.	4,220	324,940
Exponent, Inc. (a)	820	20,770
FTI Consulting, Inc. (a)	1,200	59,376
Huron Consulting Group, Inc. (a)	1,081	45,867
IHS, Inc., Class A (a)	609	25,079
Kforce, Inc. (a)	1,229	8,640
Korn/Ferry International (a)	1,330	12,050
LECG Corp. (a)	2,313	5,875
MPS Group, Inc. (a)	3,990	23,740
Robert Half International, Inc.	1,410	25,140
Teleperformance	3,478	95,744
Watson Wyatt Worldwide, Inc., Class A	140	6,912
Professional Services Total		666,779
Road & Rail – 0.4%
Canadian Pacific Railway Ltd.	1,100	32,593
Genesee & Wyoming, Inc., Class A (a)	630	13,388
Heartland Express, Inc.	1,310	19,401
Landstar System, Inc.	7,150	239,310

	Shares	Value ($)
Old Dominion Freight Line, Inc. (a)	1,780	41,812
Ryder System, Inc.	190	5,379
Union Pacific Corp.	8,100	332,991
Werner Enterprises, Inc.	2,330	35,230
Road & Rail Total		720,104
Trading Companies & Distributors – 0.2%
Beacon Roofing Supply, Inc. (a)	2,130	28,521
Fastenal Co.	1,240	39,872
Kaman Corp.	963	12,076
W.W. Grainger, Inc.	3,100	217,558
Watsco, Inc.	890	30,286
Trading Companies & Distributors Total		328,313
Industrials Total		11,156,005
Information Technology – 8.5%
Communications Equipment – 0.7%
ADC Telecommunications, Inc. (a)	2,110	9,263
Anaren, Inc. (a)	1,402	15,338
Arris Group, Inc. (a)	3,533	26,038
Bel Fuse, Inc., Class B	450	6,048
Black Box Corp.	741	17,495
Ciena Corp. (a)	1,590	12,370
Comtech Telecommunications Corp. (a)	1,110	27,495
Corning, Inc.	12,400	164,548
Digi International, Inc. (a)	1,708	13,100
Emulex Corp. (a)	1,920	9,658
Harris Corp.	720	20,837
Plantronics, Inc.	760	9,173
Polycom, Inc. (a)	3,024	46,539
QUALCOMM, Inc.	18,800	731,508
Riverbed Technology, Inc. (a)	2,115	27,664
Tandberg ASA	2,300	33,917
Tekelec (a)	900	11,907
Tellabs, Inc. (a)	4,290	19,648
Communications Equipment Total		1,202,546
Computers & Peripherals – 2.1%
Apple, Inc. (a)	8,900	935,568
Diebold, Inc.	2,100	44,835
Electronics for Imaging, Inc. (a)	1,360	13,328
EMC Corp. (a)	83,100	947,340
Hewlett-Packard Co.	23,420	750,845
International Business Machines Corp.	11,000	1,065,790
NCR Corp. (a)	5,700	45,315
QLogic Corp. (a)	1,120	12,455

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
SanDisk Corp. (a)	2,500	31,625
Seagate Technology	4,520	27,165
Sun Microsystems, Inc. (a)	4,100	30,012
Computers & Peripherals Total		3,904,278
Electronic Equipment, Instruments & Components – 0.3%
Agilent Technologies, Inc. (a)	3,510	53,949
Anixter International, Inc. (a)	640	20,275
Arrow Electronics, Inc. (a)	2,900	55,274
Benchmark Electronics, Inc. (a)	2,230	24,976
Brightpoint, Inc. (a)	10,970	46,952
CPI International, Inc. (a)	1,390	13,066
Electro Scientific Industries, Inc. (a)	3	18
FLIR Systems, Inc. (a)	7,500	153,600
FUJIFILM Holdings Corp.	6,200	133,101
Mettler-Toledo International, Inc. (a)	700	35,931
MTS Systems Corp.	650	14,787
NAM TAI Electronics, Inc.	2,881	10,717
Plexus Corp. (a)	610	8,430
TTM Technologies, Inc. (a)	1,260	7,308
Electronic Equipment, Instruments & Components Total		578,384
Internet Software & Services – 0.9%
Akamai Technologies, Inc. (a)	1,150	22,310
comScore, Inc. (a)	2,220	26,840
Digital River, Inc. (a)	1,300	38,766
Equinix, Inc. (a)	5,804	325,895
Google, Inc., Class A (a)	2,522	877,807
InfoSpace, Inc. (a)	1,630	8,476
NetEase.com, Inc., ADR (a)	5,553	149,098
Sohu.com, Inc. (a)	509	21,027
Switch & Data Facilities Co., Inc. (a)	3,130	27,450
VeriSign, Inc. (a)	2,750	51,892
Websense, Inc. (a)	2,176	26,112
Internet Software & Services Total		1,575,673
IT Services – 0.5%
Acxiom Corp.	830	6,142
Alliance Data Systems Corp. (a)	650	24,018
CACI International, Inc., Class A (a)	1,411	51,487
CSG Systems International, Inc. (a)	961	13,723
Cybersource Corp. (a)	900	13,329
Fiserv, Inc. (a)	1,210	44,117
Hewitt Associates, Inc., Class A (a)	2,070	61,603
MasterCard, Inc., Class A	230	38,520
MAXIMUS, Inc.	550	21,923
Paychex, Inc.	1,330	34,141
Redecard SA	8,200	99,153
Syntel, Inc.	640	13,171

	Shares	Value ($)
TeleTech Holdings, Inc. (a)	4,928	53,666
Visa, Inc., Class A	8,600	478,160
IT Services Total		953,153
Networking – 0.3%
Cisco Systems, Inc. (a)	36,745	616,214
Networking Total		616,214
Office Electronics – 0.1%
Canon, Inc.	7,600	216,518
Office Electronics Total		216,518
Semiconductors & Semiconductor Equipment – 1.7%
Actel Corp. (a)	1,094	11,071
Altera Corp.	3,440	60,372
Analog Devices, Inc.	3,319	63,957
ATMI, Inc. (a)	620	9,567
Broadcom Corp., Class A (a)	9,640	192,607
Cabot Microelectronics Corp. (a)	900	21,627
Cavium Networks, Inc. (a)	1,880	21,695
Fairchild Semiconductor International, Inc. (a)	2,550	9,512
Hittite Microwave Corp. (a)	840	26,208
Intel Corp.	43,400	653,170
International Rectifier Corp. (a)	2,920	39,449
Intersil Corp., Class A	17,495	201,192
Kulicke & Soffa Industries, Inc. (a)	2,927	7,669
Lam Research Corp. (a)	4,100	93,357
Linear Technology Corp.	9,600	220,608
Marvell Technology Group Ltd. (a)	53,518	490,225
Maxim Integrated Products, Inc.	1,600	21,136
MEMC Electronic Materials, Inc. (a)	1,350	22,261
Microchip Technology, Inc.	9,100	192,829
Microsemi Corp. (a)	2,397	27,805
MKS Instruments, Inc. (a)	2,093	30,704
Monolithic Power Systems, Inc. (a)	2,361	36,595
OmniVision Technologies, Inc. (a)	1,665	11,189
Silicon Laboratories, Inc. (a)	980	25,872
Skyworks Solutions, Inc. (a)	7,350	59,241
Standard Microsystems Corp. (a)	800	14,880
Texas Instruments, Inc.	33,100	546,481
United Microelectronics Corp., ADR	27,118	68,609
Varian Semiconductor Equipment Associates, Inc. (a)	522	11,307
Verigy Ltd. (a)	3,743	30,880
Zoran Corp. (a)	1,935	17,028
Semiconductors & Semiconductor Equipment Total		3,239,103
Software – 1.9%
Activision Blizzard, Inc. (a)	30,401	317,994
Adobe Systems, Inc. (a)	16,500	352,935
ANSYS, Inc. (a)	1,189	29,844

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
BMC Software, Inc. (a)	11,410	376,530
Citrix Systems, Inc. (a)	1,500	33,960
Concur Technologies, Inc. (a)	964	18,499
EPIQ Systems, Inc. (a)	1,186	21,384
Informatica Corp. (a)	2,078	27,554
Intuit, Inc. (a)	1,780	48,060
Jack Henry & Associates, Inc.	690	11,261
Lawson Software, Inc. (a)	1,099	4,671
McAfee, Inc. (a)	1,520	50,920
Mentor Graphics Corp. (a)	2,161	9,595
Micros Systems, Inc. (a)	867	16,256
Microsoft Corp.	55,980	1,028,353
MSC.Software Corp. (a)	2,250	12,690
Net 1 UEPS Technologies, Inc. (a)	2,286	34,770
Nintendo Co., Ltd.	700	201,192
Oracle Corp. (a)	25,900	468,013
Parametric Technology Corp. (a)	1,100	10,978
Progress Software Corp. (a)	560	9,722
Salesforce.com, Inc. (a)	1,060	34,694
Solera Holdings, Inc. (a)	660	16,355
SPSS, Inc. (a)	460	13,078
Sybase, Inc. (a)	1,619	49,039
Symantec Corp. (a)	16,780	250,693
Synopsys, Inc. (a)	1,700	35,241
Wind River Systems, Inc. (a)	3,510	22,464
Software Total		3,506,745
Information Technology Total		15,792,614
Materials – 3.0%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	1,200	67,500
Albemarle Corp.	1,925	41,907
BASF SE	7,979	241,595
Calgon Carbon Corp. (a)	560	7,935
Celanese Corp., Series A	8,000	106,960
CF Industries Holdings, Inc.	1,070	76,109
Clariant AG, Registered Shares (a)	17,621	68,267
Cytec Industries, Inc.	680	10,214
Ecolab, Inc.	1,610	55,915
H.B. Fuller Co.	1,930	25,090
Intrepid Potash, Inc. (a)	1,438	26,531
Koppers Holdings, Inc.	1,130	16,408
Monsanto Co.	9,840	817,704
NewMarket Corp.	520	23,036
Nifco, Inc.	8,000	86,235
OM Group, Inc. (a)	1,170	22,605
Potash Corp. of Saskatchewan, Inc.	7,620	615,818

	Shares	Value ($)
PPG Industries, Inc.	1,600	59,040
Praxair, Inc.	4,800	322,992
Solutia, Inc. (a)	2,830	5,292
Syngenta AG, Registered Shares	435	87,665
Chemicals Total		2,784,818
Construction Materials – 0.1%
Ciments Francais SA	1,513	110,640
Eagle Materials, Inc.	702	17,023
Construction Materials Total		127,663
Containers & Packaging – 0.2%
Crown Holdings, Inc. (a)	10,000	227,300
Greif, Inc., Class A	1,182	39,349
Greif, Inc., Class B	962	31,419
Packaging Corp. of America	5,182	67,470
Toyo Seikan Kaisha Ltd.	4,000	57,948
Containers & Packaging Total		423,486
Metals & Mining – 1.1%
Agnico-Eagle Mines Ltd.	1,210	68,873
Allegheny Technologies, Inc.	2,500	54,825
Anglo American PLC	7,434	126,507
BHP Billiton PLC	16,221	322,354
Carpenter Technology Corp.	720	10,166
Compass Minerals International, Inc.	280	15,784
Freeport-McMoRan Copper & Gold, Inc.	10,644	405,643
Harry Winston Diamond Corp.	2,977	8,574
Haynes International, Inc. (a)	737	13,133
Newmont Mining Corp.	2,200	98,472
Nucor Corp.	14,000	534,380
Olympic Steel, Inc.	889	13,486
RTI International Metals, Inc. (a)	1,340	15,678
Salzgitter AG	1,917	107,175
Schnitzer Steel Industries, Inc., Class A	300	9,417
Tokyo Steel Manufacturing Co., Ltd.	8,500	84,412
Yamato Kogyo Co., Ltd.	6,900	146,386
Metals & Mining Total		2,035,265
Paper & Forest Products – 0.1%
Clearwater Paper Corp. (a)	1,807	14,510
Mercer International, Inc. (a)	1,359	897
Weyerhaeuser Co.	7,500	206,775
Paper & Forest Products Total		222,182
Materials Total		5,593,414

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.4%
AT&T, Inc.	47,552	1,198,310
BCE, Inc.	6,900	137,475
Bezeq Israeli Telecommunication Corp., Ltd.	111,073	173,737
France Telecom SA	7,572	172,532
Nippon Telegraph & Telephone Corp.	5,400	203,485
Telefonica O2 Czech Republic AS	9,683	190,637
Telekomunikacja Polska SA	12,589	68,043
tw telecom, Inc. (a)	1,619	14,166
Verizon Communications, Inc.	15,585	470,667
Warwick Valley Telephone Co.	1,300	14,287
Diversified Telecommunication Services Total		2,643,339
Wireless Telecommunication Services – 0.3%
American Tower Corp., Class A (a)	4,314	131,275
Leap Wireless International, Inc. (a)	1,030	35,916
NTT DoCoMo, Inc.	57	76,991
SBA Communications Corp., Class A (a)	890	20,737
Syniverse Holdings, Inc. (a)	3,694	58,217
Vodafone Group PLC	62,994	110,950
Wireless Telecommunication Services Total		434,086
Telecommunication Services Total		3,077,425
Utilities – 2.5%
Electric Utilities – 1.4%
ALLETE, Inc.	900	24,021
American Electric Power Co., Inc.	1,300	32,838
E.ON AG	10,869	301,952
El Paso Electric Co. (a)	1,450	20,430
Enel SpA	22,528	108,125
Entergy Corp.	3,175	216,186
Exelon Corp.	6,400	290,496
FPL Group, Inc.	17,700	897,921
Great Plains Energy, Inc.	980	13,201
Hawaiian Electric Industries, Inc.	620	8,519
Iberdrola SA	23,144	162,355
ITC Holdings Corp.	1,491	65,037
Maine & Maritimes Corp.	319	11,165
MGE Energy, Inc.	850	26,664
Northeast Utilities	9,224	199,146
PPL Corp.	1,800	51,678
Southern Co.	4,400	134,728
UIL Holdings Corp.	890	19,865
Electric Utilities Total		2,584,327

	Shares	Value ($)
Gas Utilities – 0.1%
AGL Resources, Inc.	1,800	47,754
Gas Natural SDG SA	5,127	70,093
Questar Corp.	1,990	58,565
Gas Utilities Total		176,412
Independent Power Producers & Energy Traders – 0.1%
Black Hills Corp.	1,260	22,542
International Power PLC	43,527	131,467
Independent Power Producers & Energy Traders Total		154,009
Multi-Utilities – 0.9%
Avista Corp.	1,540	21,221
Centrica PLC	57,491	187,873
CH Energy Group, Inc.	500	23,450
NorthWestern Corp.	1,140	24,487
PG&E Corp.	14,958	571,695
Public Service Enterprise Group, Inc.	7,880	232,224
Sempra Energy	2,550	117,912
United Utilities Group PLC	17,666	122,558
Wisconsin Energy Corp.	6,800	279,956
Xcel Energy, Inc.	6,260	116,624
Multi-Utilities Total		1,698,000
Utilities Total		4,612,748
Total Common Stocks (cost of $115,031,394)		97,489,943
Mortgage-Backed Securities – 18.8%
	Par ($)
Federal Home Loan Mortgage Corp.
4.500% 02/01/39	751,690	768,223
5.000% 12/01/35	576,350	595,920
5.000% 02/01/38	903,320	932,671
5.500% 04/01/21	1,944,587	2,030,108
5.500% 12/01/37	1,041,593	1,081,947
5.500% 07/01/38	869,863	903,564
6.000% 12/01/37	1,697,334	1,776,449
6.500% 02/01/11	14,021	14,400
6.500% 04/01/11	25,467	26,604
6.500% 05/01/11	20,627	21,640
6.500% 10/01/11	12,371	12,874
6.500% 07/01/16	11,408	11,936
6.500% 04/01/26	26,061	27,759
6.500% 06/01/26	31,900	33,977
6.500% 02/01/27	160,042	170,398
6.500% 09/01/28	63,596	67,711

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
6.500% 06/01/31	40,446	42,988
6.500% 07/01/31	13,256	14,097
6.500% 10/01/36	947,695	1,000,281
6.500% 01/01/38	821,896	867,455
7.000% 07/01/28	43,263	47,007
7.000% 04/01/29	25,551	27,762
7.000% 01/01/30	11,574	12,566
7.000% 06/01/31	7,867	8,479
7.000% 08/01/31	91,217	98,315
7.500% 08/01/15	500	529
7.500% 01/01/30	70,204	76,116
8.000% 09/01/15	23,478	25,046
TBA:
4.500% 04/01/39 (b)	1,180,000	1,204,337
5.000% 04/01/39 (b)	680,000	701,250
5.500% 04/01/39 (b)	670,000	695,125
Federal National Mortgage Association
4.000% 12/25/20	1,290,206	1,328,004
5.000% 05/01/37	869,843	898,539
5.000% 01/01/38	1,014,348	1,047,812
5.500% 11/01/21	354,818	370,533
5.500% 11/01/36	3,012,531	3,130,443
5.500% 06/01/38	1,818,952	1,889,760
6.000% 07/01/35	294,834	308,622
6.000% 09/01/36	830,286	868,728
6.000% 07/01/37	1,105,497	1,155,927
6.000% 06/01/38	1,831,134	1,914,666
6.500% 03/01/11	3,481	3,650
6.500% 03/01/38	982,875	1,036,561
7.000% 03/01/15	45,624	47,671
7.000% 07/01/16	9,074	9,535
7.000% 02/01/31	18,367	19,793
7.000% 07/01/31	80,848	87,121
7.000% 07/01/32	5,348	5,760
7.500% 06/01/15	12,286	12,915
7.500% 08/01/15	33,885	35,619
7.500% 09/01/15	13,059	13,727
7.500% 02/01/31	48,848	52,891
7.500% 08/01/31	20,445	22,144
8.000% 12/01/29	23,498	25,572
8.000% 04/01/30	29,261	31,809
8.000% 05/01/30	2,783	3,026
8.000% 07/01/31	29,174	31,665
TBA:
6.000% 04/01/39 (b)	670,000	699,731
6.500% 04/01/39 (b)	1,430,000	1,505,969
Government National Mortgage Association
4.500% 02/15/39	2,135,412	2,188,171
6.000% 04/15/13	4,035	4,254
6.500% 05/15/13	9,298	9,805

	Par ($)	Value ($)
6.500% 06/15/13	3,648	3,847
6.500% 08/15/13	9,757	10,289
6.500% 11/15/13	20,892	22,029
6.500% 07/15/14	31,168	32,851
6.500% 01/15/29	6,389	6,803
6.500% 03/15/29	67,920	72,318
6.500% 04/15/29	122,708	130,655
6.500% 05/15/29	108,039	115,036
6.500% 07/15/31	49,920	53,153
7.000% 11/15/13	135,420	142,705
7.000% 05/15/29	19,324	20,771
7.000% 09/15/29	30,750	33,054
7.000% 06/15/31	22,462	24,161
7.500% 06/15/23	829	893
7.500% 01/15/26	21,051	22,679
7.500% 09/15/29	32,597	35,164
8.000% 07/15/25	9,417	10,219
8.500% 12/15/30	3,150	3,446
9.000% 12/15/17	21,816	23,534
TBA,
5.000% 04/01/39 (b)	2,000,000	2,073,750
Total Mortgage-Backed Securities (cost of $33,849,389)		34,895,314
Corporate Fixed-Income Bonds & Notes – 11.3%
Basic Materials – 0.5%
Chemicals – 0.2%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	100,000	103,576
Huntsman International LLC
7.875% 11/15/14	790,000	323,900
Chemicals Total		427,476
Forest Products & Paper – 0.1%
Georgia-Pacific Corp.
8.000% 01/15/24	105,000	83,475
Forest Products & Paper Total		83,475
Iron/Steel – 0.1%
Nucor Corp.
5.850% 06/01/18	215,000	214,679
Iron/Steel Total		214,679
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	190,000	177,650
Metals & Mining Total		177,650
Basic Materials Total		903,280

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Communications – 2.0%
Media – 0.7%
Cablevision Systems Corp.
8.000% 04/15/12	380,000	369,550
Comcast Corp.
7.050% 03/15/33	275,000	255,570
DirecTV Holdings LLC
6.375% 06/15/15	380,000	358,150
News America, Inc.
6.550% 03/15/33	275,000	219,306
Viacom, Inc.
6.125% 10/05/17	110,000	93,598
Media Total		1,296,174
Telecommunication Services – 1.3%
AT&T, Inc.
5.100% 09/15/14	275,000	275,926
British Telecommunications PLC
5.150% 01/15/13	225,000	208,824
Cricket Communications, Inc.
9.375% 11/01/14	170,000	161,925
Intelsat Corp.
9.250% 06/15/16 (c)	185,000	171,125
Lucent Technologies, Inc.
6.450% 03/15/29	955,000	362,900
New Cingular Wireless Services, Inc.
8.750% 03/01/31	175,000	191,915
Qwest Communications International, Inc.
7.500% 02/15/14	420,000	363,300
Telefonica Emisiones SAU
5.984% 06/20/11	225,000	231,427
Verizon Wireless Capital LLC
5.550% 02/01/14 (c)	290,000	290,243
Vodafone Group PLC
5.750% 03/15/16	250,000	250,189
Telecommunication Services Total		2,507,774
Communications Total		3,803,948
Consumer Cyclical – 0.5%
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	205,000	176,300
Apparel Total		176,300
Lodging – 0.1%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (c)	320,000	54,400
MGM Mirage
7.500% 06/01/16	330,000	115,500
Lodging Total		169,900

	Par ($)	Value ($)
Retail – 0.3%
CVS Caremark Corp.
5.750% 06/01/17	275,000	268,169
Wal-Mart Stores, Inc.
5.800% 02/15/18	250,000	273,311
Retail Total		541,480
Consumer Cyclical Total		887,680
Consumer Non-Cyclical – 0.7%
Beverages – 0.1%
Bottling Group LLC
6.950% 03/15/14	200,000	227,406
Beverages Total		227,406
Food – 0.2%
Campbell Soup Co.
4.500% 02/15/19	115,000	114,626
ConAgra Foods, Inc.
6.750% 09/15/11	155,000	163,912
Kraft Foods, Inc.
6.500% 08/11/17	170,000	175,056
Food Total		453,594
Healthcare Products – 0.1%
Biomet, Inc.
PIK, 10.375% 10/15/17	180,000	152,100
Healthcare Products Total		152,100
Healthcare Services – 0.1%
HCA, Inc.
PIK, 9.625% 11/15/16	195,000	148,423
Healthcare Services Total		148,423
Pharmaceuticals – 0.2%
Wyeth
5.500% 02/01/14	280,000	294,116
Pharmaceuticals Total		294,116
Consumer Non-Cyclical Total		1,275,639
Energy – 1.4%
Oil & Gas – 0.9%
Canadian Natural Resources Ltd.
5.700% 05/15/17	250,000	222,900
Chesapeake Energy Corp.
6.375% 06/15/15	495,000	417,038
Chevron Corp.
4.950% 03/03/19	225,000	229,946

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
KCS Energy, Inc.
7.125% 04/01/12	200,000	181,000
Nexen, Inc.
5.875% 03/10/35	260,000	172,021
Talisman Energy, Inc.
6.250% 02/01/38	255,000	179,884
Valero Energy Corp.
6.875% 04/15/12	225,000	227,082
Oil & Gas Total		1,629,871
Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	200,000	205,976
Weatherford International Ltd.
5.150% 03/15/13	190,000	176,780
Oil & Gas Services Total		382,756
Pipelines – 0.3%
El Paso Corp.
6.875% 06/15/14	245,000	218,226
MarkWest Energy Partners LP
8.500% 07/15/16	235,000	168,025
Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	150,000	108,721
TransCanada Pipelines Ltd.
6.350% 05/15/67 (d)	320,000	182,400
Pipelines Total		677,372
Energy Total		2,689,999
Financials – 4.2%
Banks – 2.6%
American Express Credit Corp.
5.875% 05/02/13	210,000	184,375
Bank of New York Mellon Corp.
5.125% 08/27/13	300,000	307,053
Capital One Financial Corp.
5.500% 06/01/15	450,000	364,259
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (c)	750,000	704,151
Citigroup Funding, Inc.
2.000% 03/30/12 (k)	800,000	802,571
Credit Suisse/New York NY
6.000% 02/15/18	300,000	261,660
Deutsche Bank AG
4.875% 05/20/13	300,000	294,258
HSBC Capital Funding LP
9.547% 12/31/49 (c)(d)	450,000	307,068

	Par ($)	Value ($)
JPMorgan Chase & Co.
6.000% 01/15/18	450,000	454,537
Keycorp
6.500% 05/14/13	255,000	248,838
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (e)	350,000	300,320
SunTrust Preferred Capital I
5.853% 12/15/11 (d)	280,000	70,000
USB Capital IX
6.189% 04/15/49 (d)	500,000	197,500
Wachovia Corp.
4.875% 02/15/14	375,000	314,873
Banks Total		4,811,463
Diversified Financial Services – 1.0%
AGFC Capital Trust I
6.000% 01/15/67 (c)(d)	350,000	31,717
CDX North America High Yield
8.875% 06/29/13 (c)	380,000	302,100
General Electric Capital Corp.
2.250% 03/12/12 (k)	800,000	805,559
5.000% 01/08/16	430,000	373,100
Goldman Sachs Group, Inc.
6.345% 02/15/34	290,000	171,207
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (f)(g)	350,000	44,625
Morgan Stanley
6.750% 04/15/11	150,000	150,116
Diversified Financial Services Total		1,878,424
Insurance – 0.3%
Chubb Corp.
5.750% 05/15/18	150,000	148,113
Principal Life Income Funding Trusts
5.300% 04/24/13	200,000	183,737
UnitedHealth Group, Inc.
5.250% 03/15/11	200,000	201,711
Insurance Total		533,561
Real Estate Investment Trusts (REITs) – 0.3%
Health Care Property Investors, Inc.
6.450% 06/25/12	250,000	207,454
Simon Property Group LP
5.750% 12/01/15	375,000	289,524
Real Estate Investment Trusts (REITs) Total		496,978
Financials Total		7,720,426

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Industrials – 0.7%
Aerospace & Defense – 0.3%
BE Aerospace, Inc.
8.500% 07/01/18	410,000	341,837
United Technologies Corp.
5.375% 12/15/17	250,000	255,946
Aerospace & Defense Total		597,783
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (c)	230,000	162,150
Miscellaneous Manufacturing Total		162,150
Transportation – 0.3%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	175,000	159,604
Norfolk Southern Corp.
5.750% 04/01/18	200,000	198,754
Union Pacific Corp.
6.650% 01/15/11	200,000	208,466
Transportation Total		566,824
Industrials Total		1,326,757
Technology – 0.3%
Networking & Telecom Equipment – 0.2%
Cisco Systems, Inc.
4.950% 02/15/09	295,000	290,240
Networking & Telecom Equipment Total		290,240
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	190,000	189,501
Software Total		189,501
Technology Total		479,741
Utilities – 1.0%
Electric – 0.9%
Commonwealth Edison Co.
5.950% 08/15/16	200,000	191,527
Consolidated Edison Co. of New York
5.850% 04/01/18	230,000	227,847
Indiana Michigan Power Co.
5.650% 12/01/15	350,000	313,345
Pacific Gas & Electric Co.
5.800% 03/01/37	300,000	285,290
Progress Energy, Inc.
7.750% 03/01/31	200,000	200,608

	Par ($)	Value ($)
Southern California Edison Co.
5.000% 01/15/14	300,000	314,550
Texas Competitive Electric Holdings Co.LLC
PIK, 10.500% 11/01/16	340,000	110,925
Electric Total		1,644,092
Gas – 0.1%
Atmos Energy Corp.
6.350% 06/15/17	225,000	201,878
Gas Total		201,878
Utilities Total		1,845,970
Total Corporate Fixed-Income Bonds & Notes (cost of $24,705,598)		20,933,440
Government & Agency Obligations – 4.4%
Foreign Government Obligations – 0.7%
Province of Ontario
5.450% 04/27/16	400,000	438,324
Province of Quebec
4.625% 05/14/18	435,000	432,392
United Mexican States
7.500% 04/08/33	425,000	442,000
Foreign Government Obligations Total		1,312,716
U.S. Government Agencies – 0.7%
Federal Home Loan Bank
5.500% 08/13/14 (h)	515,000	586,776
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (i)	25,000	25,739
6.625% 09/15/09	650,000	667,443
Federal National Mortgage Association
5.375% 08/15/09 (i)	60,000	61,091
U.S. Government Agencies Total		1,341,049
U.S. Government Obligations – 3.0%
U.S. Treasury Bonds
5.375% 02/15/31 (h)	3,250,000	4,097,538
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11 (h)	1,334,278	1,393,069
U.S. Government Obligations Total		5,490,607
Total Government & Agency Obligations (cost of $7,442,461)		8,144,372

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Commercial Mortgage-Backed Securities – 3.0%
	Par ($)	Value ($)
Bear Stearns Commercial Mortgage Securities
5.742% 09/11/42	1,000,000	748,909
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49	420,000	182,647
Commercial Mortgage Pass Through Certificates
5.234% 07/10/37 (d)	980,000	830,383
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	1,586,000	1,511,110
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	310,000	162,361
5.447% 06/12/47	509,000	333,371
5.525% 04/15/43	1,457,000	703,109
Morgan Stanley Capital I
5.809% 12/12/49	1,500,000	1,043,695
Total Commercial Mortgage-Backed Securities (cost of $7,711,336)		5,515,585
Collateralized Mortgage Obligations – 2.4%
Agency – 0.8%
Federal Home Loan Mortgage Corp.
6.000% 02/15/28	724,795	742,937
Federal National Mortgage Association
5.000% 12/25/15	700,608	708,969
Agency Total		1,451,906
Non-Agency – 1.6%
American Mortgage Trust
8.445% 09/27/22 (d)	7,720	4,682
Bear Stearns Adjustable Rate Mortgage Trust
5.528% 02/25/47 (d)	962,008	465,504
Countrywide Alternative Loan Trust
5.250% 08/25/35	373,644	274,479
5.500% 10/25/35	659,912	487,685
JPMorgan Mortgage Trust
6.047% 10/25/36 (d)	719,861	472,476
Lehman Mortgage Trust
6.500% 01/25/38	777,473	507,787
WaMu Mortgage Pass-Through Certificates
5.695% 02/25/37 (d)	1,549,983	811,974
Non-Agency Total		3,024,587
Total Collateralized Mortgage Obligations (cost of $6,534,787)		4,476,493
Asset-Backed Securities – 1.7%
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	490,000	367,678

	Par ($)	Value ($)
Ford Credit Auto Owner Trust
5.470% 06/15/12	761,000	733,743
Franklin Auto Trust
5.360% 05/20/16	989,000	947,960
Green Tree Financial Corp.
6.870% 01/15/29	127,689	99,114
Harley-Davidson Motorcycle Trust
5.350% 03/15/13	940,776	925,302
Total Asset-Backed Securities (cost of $3,303,174)		3,073,797
Convertible Preferred Stock – 0.2%
	Shares
Health Care – 0.1%
Pharmaceuticals – 0.1%
Schering-Plough Corp., 6.000%	800	168,400
Pharmaceuticals Total		168,400
Health Care Total		168,400
Materials – 0.1%
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	4,550	293,793
Metals & Mining Total		293,793
Materials Total		293,793
Total Convertible Preferred Stock (cost of $400,371)		462,193
Preferred Stocks – 0.1%
Consumer Discretionary – 0.0%
Auto Components – 0.0%
Johnson Controls, Inc. (a)	800	50,952
Auto Components Total		50,952
Consumer Discretionary Total		50,952
Utilities – 0.1%
Electric Utilities – 0.1%
Cia Energetica de Minas Gerais (a)	6,100	90,695
Electric Utilities Total		90,695
Utilities Total		90,695
Total Preferred Stocks (cost of $177,330)		141,647

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

Investment Companies – 0.1%
	Shares	Value ($)
iShares MSCI Brazil Index Fund	1,588	59,820
iShares MSCI EAFE Index Fund	2,542	95,554
iShares Russell 2000 Growth Index Fund	240	11,035
Total Investment Companies (cost of $219,193)		166,409
Convertible Bond – 0.0%
	Par ($)
Financials – 0.0%
Real Estate Investment Trusts (REITs) – 0.0%
Vornado Realty Trust
3.625% 11/15/26	18,000	14,040
Real Estate Investment Trusts (REITs) Total		14,040
Financials Total		14,040
Total Convertible Bond (cost of $14,260)		14,040
Rights – 0.0%
	Shares
Financials – 0.0%
Fortis
Expires 07/04/14 (a)(f)	8,439	—
United America Indemnity Ltd., Class A
Expires 06/04/09 (a)	3,372	405
Financials Total		405
Total Rights (cost of $8,980)		405
Securities Lending Collateral – 2.8%
State Street Navigator Securities Lending Prime Portfolio (j) (7 day yield of 0.943%)	5,134,728	5,134,728
Total Securities Lending Collateral (cost of $5,134,728)		5,134,728

Short-Term Obligation – 8.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due on 04/01/09, at 0.140%, collateralized by U.S. Government Agency Obligations with various maturities to 01/15/13, market value $16,747,500 (repurchase proceeds $16,405,064)	16,405,000	16,405,000
Total Short-Term Obligation (cost of $16,405,000)		16,405,000
Total Investments – 106.1% (cost of $220,938,001) (l)		196,853,366
Obligations to Return Collateral for Securities Loaned – (2.8)%		(5,134,728)
Other Assets & Liabilities, Net – (3.3)%		(6,042,210)
Net Assets – 100.0%		185,676,428

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security purchased on a delayed delivery basis.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, amounted to $2,022,954, which represents 1.1% of net assets.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(e)  Investments in affiliates during the six months period ended March 31, 2009 is as follows:

  Security name: Merrill Lynch & Co., Inc.

6.050% 08/15/12

Par as of 09/30/08:	350,000
Par purchased:	–
Par sold:	–
Par as of 03/31/09:	350,000
Net realized gain/loss:	$–
Interest income earned:	$10,588
Value at end of period:	$300,320

  Merrill Lynch & Co., Inc. became an affiliate on January 1, 2009.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $44,625, which represents less than 0.1% of net assets.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $44,625, which represents less than 0.1% of net assets.

(h)  All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $5,048,813.

(i)  All or a portion of this security is held as collateral for open futures contracts. At March 31, 2009, market value of the securities pledged amounted to $71,387.

(j)  Investment made with cash collateral received from securities lending activity.

(k)  Security is guaranteed by the Federal Deposit Insurance Company.

(l)  Cost for federal income tax purposes is $221,001,935.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

At March 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	23	$4,570,100	$4,272,042	Jun-2009	$298,058
10-Year U.S. Treasury Note	26	3,226,031	3,156,647	Jun-2009	69,384
					$367,442

At March 31, 2009, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Note	36	$7,844,063	$7,808,508	Jun-2009	$(35,555)

As of March 31, 2009, cash of $986,000 was pledged as collateral for open futures contracts.

For the six month period ended March 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at September 30, 2008	106	$3,896
Options written	536	21,016
Options terminated in closing purchase transactions	(7)	(1,974)
Options exercised	–	–
Options expired	(484)	(18,803)
Options outstanding at March 31, 2009	151	$4,135

At March 31, 2009, the Fund held the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Value
Netease Com, Inc.	$30	39	04/18/09	$1,170
Unibanco Uniao De Bancos (Brazil)	80	12	04/18/09	720
Marvell Technology Group Ltd	10	93	04/18/09	2,325
Total written call options (proceeds $3,456)				$4,215

At March 31, 2009, the Fund held the following written put options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Value
Best Buy Co., Inc.	$30	7	04/18/09	$105
Total written put options (proceeds $679)				$105

Forward foreign currency exchange contracts outstanding on March 31, 2009 are:

Forward Foreign Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$871,534	$808,826	04/30/09	$62,708
AUD	78,410	73,290	04/30/09	5,120
AUD	112,411	109,625	04/30/09	2,786
CHF	71,198	69,181	04/30/09	2,017
CHF	20,217	19,948	04/30/09	269
DKK	149,361	143,395	04/30/09	5,966
EUR	708,097	680,588	04/30/09	27,509
EUR	86,353	83,283	04/30/09	3,070
EUR	150,122	153,717	04/30/09	(3,595)
GBP	536,669	547,237	04/30/09	(10,568)
GBP	86,097	83,196	04/30/09	2,901
JPY	471,969	521,140	04/30/09	(49,171)
NOK	35,817	35,237	04/30/09	580
NOK	19,914	18,716	04/30/09	1,198
NOK	138,066	129,758	04/30/09	8,308
SEK	254,470	250,830	04/30/09	3,640
SEK	37,343	36,599	04/30/09	744
SEK	36,492	34,992	04/30/09	1,500
SEK	53,035	49,761	04/30/09	3,274
				$68,256
Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$52,042	$47,664	04/30/09	$(4,378)
CAD	403,730	414,056	04/30/09	10,326
CHF	91,415	89,370	04/30/09	(2,045)
CZK	193,052	179,956	04/30/09	(13,096)
EUR	126,209	120,778	04/30/09	(5,431)
EUR	69,082	65,003	04/30/09	(4,079)
ILS	208,585	216,168	04/30/09	7,583
GBP	165,018	161,649	04/30/09	(3,369)
GBP	76,052	77,302	04/30/09	1,250
JPY	48,579	51,178	04/30/09	2,599
JPY	65,345	65,173	04/30/09	(172)
JPY	146,769	149,334	04/30/09	2,565
MXN	74,579	72,664	04/30/09	(1,915)
MXN	75,844	73,021	04/30/09	(2,823)
NOK	55,732	54,303	04/30/09	(1,429)
PLN	75,496	71,717	04/30/09	(3,779)
SGD	142,571	143,918	04/30/09	1,347
TWD	125,440	126,246	04/30/09	806
				$(16,040)

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2009 (Unaudited)

On October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for fair valuing securities are not neccessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$100,963,298	$327,567
Level 2 – Other Significant Observable Inputs	95,890,068	52,216
Level 3 – Significant Unobservable Inputs	–	–
Total	$196,853,366	$379,783

*  Other financial instruments consist of futures contracts, written options and forward foreign currency exchange contracts which are not included in the investment portfolio.

  The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended March 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of September 30, 2008	$–	$–
Accretion of Discounts/ Amortization of Premiums	–	–
Realized loss	(12,276)	–
Change in unrealized depreciation	(16,280)	–
Net purchases	164,426	–
Transfers into and/or out of Level 3	(135,869)	–
Balance as of March 31, 2009	$–	$–

  The change in unrealized losses attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $16,280. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

  The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the fiscal current period.

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	52.5
Mortgage-Backed Securities	18.8
Corporate Fixed-Income Bonds & Notes	11.3
Government & Agency Obligations	4.4
Commercial Mortgage-Backed Securities	3.0
Collateralized Mortgage Obligations	2.4
Asset-Backed Securities	1.7
Convertible Preferred Stock	0.2
Preferred Stocks	0.1
Convertible Bond	0.0	*
Rights	0.0	*
	94.4
Securities Lending Collateral	2.8
Investment Companies	0.1
Short-Term Obligation	8.8
Obligation to Return Collateral for Securities Loaned	(2.8)
Other Assets & Liabilities, Net	(3.3)
	100.0

* Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PIK	Payment-in-Kind

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TBA	To Be Announced

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund

March 31, 2009 (Unaudited)

Common Stocks – 98.1%
	Shares	Value ($)
Consumer Discretionary – 10.6%
Diversified Consumer Services – 0.6%
Apollo Group, Inc., Class A (a)	71,500	5,600,595
Diversified Consumer Services Total		5,600,595
Hotels, Restaurants & Leisure – 1.6%
McDonald's Corp.	207,500	11,323,275
Starwood Hotels & Resorts Worldwide, Inc.	352,100	4,471,670
Hotels, Restaurants & Leisure Total		15,794,945
Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (a)	84,600	6,213,024
Internet & Catalog Retail Total		6,213,024
Leisure Equipment & Products – 0.5%
Hasbro, Inc.	174,300	4,369,701
Leisure Equipment & Products Total		4,369,701
Media – 1.9%
Comcast Corp., Class A	610,900	8,332,676
DIRECTV Group, Inc. (a)	480,100	10,941,479
Media Total		19,274,155
Multiline Retail – 2.1%
Kohl's Corp. (a)	215,400	9,115,728
Target Corp.	342,300	11,771,697
Multiline Retail Total		20,887,425
Specialty Retail – 2.6%
Best Buy Co., Inc.	106,600	4,046,536
Lowe's Companies, Inc.	300,200	5,478,650
O'Reilly Automotive, Inc. (a)	122,900	4,302,729
Staples, Inc.	368,000	6,664,480
Urban Outfitters, Inc. (a)	332,800	5,447,936
Specialty Retail Total		25,940,331
Textiles, Apparel & Luxury Goods – 0.7%
Polo Ralph Lauren Corp.	172,200	7,275,450
Textiles, Apparel & Luxury Goods Total		7,275,450
Consumer Discretionary Total		105,355,626
Consumer Staples – 12.7%
Beverages – 3.3%
Coca-Cola Co.	429,500	18,876,525
Molson Coors Brewing Co., Class B	120,700	4,137,596
PepsiCo, Inc.	202,400	10,419,552
Beverages Total		33,433,673

	Shares	Value ($)
Food & Staples Retailing – 4.5%
CVS Caremark Corp.	544,400	14,965,556
Wal-Mart Stores, Inc.	574,700	29,941,870
Food & Staples Retailing Total		44,907,426
Food Products – 0.5%
General Mills, Inc.	91,600	4,569,008
Food Products Total		4,569,008
Household Products – 2.0%
Colgate-Palmolive Co.	199,000	11,737,020
Procter & Gamble Co.	171,500	8,075,935
Household Products Total		19,812,955
Personal Products – 0.8%
Avon Products, Inc.	278,400	5,353,632
Estee Lauder Companies, Inc., Class A	119,000	2,933,350
Personal Products Total		8,286,982
Tobacco – 1.6%
Philip Morris International, Inc.	459,300	16,341,894
Tobacco Total		16,341,894
Consumer Staples Total		127,351,938
Energy – 7.9%
Energy Equipment & Services – 2.4%
Schlumberger Ltd.	323,400	13,136,508
Transocean Ltd. (a)	193,562	11,389,188
Energy Equipment & Services Total		24,525,696
Oil, Gas & Consumable Fuels – 5.5%
Devon Energy Corp.	131,975	5,897,963
Exxon Mobil Corp.	104,700	7,130,070
Hess Corp.	194,300	10,531,060
Occidental Petroleum Corp.	258,000	14,357,700
Peabody Energy Corp.	299,100	7,489,464
Southwestern Energy Co. (a)	165,800	4,922,602
Ultra Petroleum Corp. (a)	124,100	4,453,949
Oil, Gas & Consumable Fuels Total		54,782,808
Energy Total		79,308,504
Financials – 3.5%
Capital Markets – 2.4%
Goldman Sachs Group, Inc.	81,500	8,640,630
Morgan Stanley	264,900	6,031,773
State Street Corp.	318,400	9,800,352
Capital Markets Total		24,472,755

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Insurance – 1.1%
Axis Capital Holdings Ltd.	278,524	6,277,931
MetLife, Inc.	186,800	4,253,436
Insurance Total		10,531,367
Financials Total		35,004,122
Health Care – 15.4%
Biotechnology – 2.6%
Celgene Corp. (a)	134,500	5,971,800
Genzyme Corp. (a)	111,800	6,639,802
Gilead Sciences, Inc. (a)	209,500	9,704,040
Vertex Pharmaceuticals, Inc. (a)	141,300	4,059,549
Biotechnology Total		26,375,191
Health Care Equipment & Supplies – 2.9%
Baxter International, Inc.	239,600	12,272,312
Boston Scientific Corp. (a)	812,000	6,455,400
Covidien Ltd.	181,800	6,043,032
St. Jude Medical, Inc. (a)	127,800	4,642,974
Health Care Equipment & Supplies Total		29,413,718
Health Care Providers & Services – 2.4%
CIGNA Corp.	214,100	3,766,019
McKesson Corp.	192,200	6,734,688
Medco Health Solutions, Inc. (a)	320,100	13,232,934
Health Care Providers & Services Total		23,733,641
Life Sciences Tools & Services – 2.4%
Covance, Inc. (a)	185,100	6,595,113
Life Technologies Corp. (a)	312,000	10,133,760
Thermo Fisher Scientific, Inc. (a)	188,269	6,715,555
Life Sciences Tools & Services Total		23,444,428
Pharmaceuticals – 5.1%
Abbott Laboratories	255,900	12,206,430
Bristol-Myers Squibb Co.	478,300	10,484,336
Johnson & Johnson	128,700	6,769,620
Schering-Plough Corp.	506,700	11,932,785
Teva Pharmaceutical Industries Ltd., ADR	209,400	9,433,470
Pharmaceuticals Total		50,826,641
Health Care Total		153,793,619
Industrials – 11.1%
Aerospace & Defense – 3.2%
Goodrich Corp.	190,100	7,202,889
Honeywell International, Inc.	273,600	7,622,496

	Shares	Value ($)
Lockheed Martin Corp.	167,200	11,541,816
Precision Castparts Corp.	87,100	5,217,290
Aerospace & Defense Total		31,584,491
Air Freight & Logistics – 1.4%
United Parcel Service, Inc., Class B	287,800	14,165,516
Air Freight & Logistics Total		14,165,516
Commercial Services & Supplies – 0.5%
Waste Management, Inc.	185,600	4,751,360
Commercial Services & Supplies Total		4,751,360
Industrial Conglomerates – 0.3%
General Electric Co.	304,600	3,079,506
Industrial Conglomerates Total		3,079,506
Machinery – 2.6%
Flowserve Corp.	139,700	7,839,964
Illinois Tool Works, Inc.	159,800	4,929,830
Joy Global, Inc.	236,500	5,037,450
Parker Hannifin Corp.	246,300	8,369,274
Machinery Total		26,176,518
Professional Services – 0.9%
Dun & Bradstreet Corp.	118,100	9,093,700
Professional Services Total		9,093,700
Road & Rail – 1.5%
Landstar System, Inc.	159,100	5,325,077
Union Pacific Corp.	244,000	10,030,840
Road & Rail Total		15,355,917
Trading Companies & Distributors – 0.7%
W.W. Grainger, Inc.	94,700	6,646,046
Trading Companies & Distributors Total		6,646,046
Industrials Total		110,853,054
Information Technology – 31.4%
Communications Equipment – 4.6%
Cisco Systems, Inc. (a)	1,122,623	18,826,388
Corning, Inc.	375,100	4,977,577
QUALCOMM, Inc.	572,300	22,268,193
Communications Equipment Total		46,072,158
Computers & Peripherals – 9.0%
Apple, Inc. (a)	273,017	28,699,547
EMC Corp. (a)	1,394,500	15,897,300
Hewlett-Packard Co.	710,849	22,789,819
International Business Machines Corp.	231,400	22,420,346
Computers & Peripherals Total		89,807,012

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Electronic Equipment, Instruments & Components – 0.4%
FLIR Systems, Inc. (a)	222,700	4,560,896
Electronic Equipment, Instruments & Components Total		4,560,896
Internet Software & Services – 3.4%
Equinix, Inc. (a)	131,300	7,372,495
Google, Inc., Class A (a)	76,866	26,753,980
Internet Software & Services Total		34,126,475
IT Services – 1.5%
Visa, Inc., Class A	264,900	14,728,440
IT Services Total		14,728,440
Semiconductors & Semiconductor Equipment – 5.4%
Broadcom Corp., Class A (a)	242,600	4,847,148
Intel Corp.	967,144	14,555,517
Lam Research Corp. (a)	123,900	2,821,203
Linear Technology Corp.	291,900	6,707,862
Marvell Technology Group Ltd. (a)	750,000	6,870,000
Microchip Technology, Inc.	281,000	5,954,390
Texas Instruments, Inc.	722,700	11,931,777
Semiconductors & Semiconductor Equipment Total		53,687,897
Software – 7.1%
Activision Blizzard, Inc. (a)	774,881	8,105,255
Adobe Systems, Inc. (a)	501,300	10,722,807
Microsoft Corp.	1,701,598	31,258,355
Oracle Corp. (a)	787,136	14,223,548
Symantec Corp. (a)	436,200	6,516,828
Software Total		70,826,793
Information Technology Total		313,809,671
Materials – 4.0%
Chemicals – 3.2%
Celanese Corp., Series A	243,400	3,254,258
Monsanto Co.	165,947	13,790,196
Potash Corp. of Saskatchewan, Inc.	63,300	5,115,273
Praxair, Inc.	145,500	9,790,695
Chemicals Total		31,950,422
Containers & Packaging – 0.5%
Crown Holdings, Inc. (a)	236,100	5,366,553
Containers & Packaging Total		5,366,553
Metals & Mining – 0.3%
Newmont Mining Corp.	67,000	2,998,920
Metals & Mining Total		2,998,920
Materials Total		40,315,895

	Shares	Value ($)
Utilities – 1.5%
Electric Utilities – 1.5%
Entergy Corp.	80,100	5,454,009
FPL Group, Inc.	179,300	9,095,889
Electric Utilities Total		14,549,898
Utilities Total		14,549,898
Total Common Stocks (cost of $1,091,081,368)		980,342,327
Short-Term Obligation – 1.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09, at 0.100%, collateralized by a U.S. Treasury Obligation maturing 11/15/21, market value $16,627,344 (repurchase proceeds $16,294,045)	16,294,000	16,294,000
Total Short-Term Obligation (cost of $16,294,000)		16,294,000
Total Investments – 99.7% (cost of $1,107,375,368) (b)		996,636,327
Other Assets & Liabilities, Net – 0.3%		3,230,132
Net Assets – 100.0%		999,866,459

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,107,375,368.

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2009 (Unaudited)

  On October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$980,342,327	$–
Level 2 – Other Significant Observable Inputs	16,294,000	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$996,636,327	$–

At March 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	31.4
Health Care	15.4
Consumer Staples	12.7
Industrials	11.1
Consumer Discretionary	10.6
Energy	7.9
Materials	4.0
Financials	3.5
Utilities	1.5
98.1
Short-Term Obligation	1.6
Other Assets & Liabilities, Net	0.3
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund

March 31, 2009 (Unaudited)

Common Stocks – 98.4%
	Shares	Value ($)
Consumer Discretionary – 8.3%
Hotels, Restaurants & Leisure – 1.1%
McDonald's Corp.	49,000	2,673,930
Hotels, Restaurants & Leisure Total		2,673,930
Household Durables – 1.5%
Black & Decker Corp.	3,200	100,992
Jarden Corp.	269,400	3,413,298
Whirlpool Corp.	4,800	142,032
Household Durables Total		3,656,322
Leisure Equipment & Products – 0.7%
Hasbro, Inc.	62,800	1,574,396
Leisure Equipment & Products Total		1,574,396
Media – 1.6%
Comcast Corp., Class A	161,600	2,204,224
EW Scripps Co., Class A	83,100	112,185
Time Warner Cable, Inc.	54,862	1,360,588
Time Warner, Inc.	1	13
Media Total		3,677,010
Specialty Retail – 3.4%
Gap, Inc.	250,800	3,257,892
Home Depot, Inc.	196,600	4,631,896
Specialty Retail Total		7,889,788
Consumer Discretionary Total		19,471,446
Consumer Staples – 9.8%
Food & Staples Retailing – 0.3%
Wal-Mart Stores, Inc.	11,700	609,570
Food & Staples Retailing Total		609,570
Food Products – 2.1%
Archer-Daniels-Midland Co.	2,300	63,894
Bunge Ltd.	87,900	4,979,535
Food Products Total		5,043,429
Household Products – 5.3%
Kimberly-Clark Corp.	112,500	5,187,375
Procter & Gamble Co.	153,000	7,204,770
Household Products Total		12,392,145
Tobacco – 2.1%
Altria Group, Inc.	314,300	5,035,086
Tobacco Total		5,035,086
Consumer Staples Total		23,080,230

	Shares	Value ($)
Energy – 17.4%
Energy Equipment & Services – 0.2%
Key Energy Services, Inc. (a)	179,800	517,824
Energy Equipment & Services Total		517,824
Oil, Gas & Consumable Fuels – 17.2%
Apache Corp.	61,500	3,941,535
Chevron Corp.	199,100	13,387,484
ConocoPhillips	97,700	3,825,932
Exxon Mobil Corp. (b)	268,200	18,264,420
Marathon Oil Corp.	12,900	339,141
Valero Energy Corp.	33,500	599,650
Oil, Gas & Consumable Fuels Total		40,358,162
Energy Total		40,875,986
Financials – 20.2%
Capital Markets – 0.9%
Bank of New York Mellon Corp.	16,300	460,475
Morgan Stanley	67,900	1,546,083
Capital Markets Total		2,006,558
Commercial Banks – 5.4%
BB&T Corp.	125,500	2,123,460
M&T Bank Corp.	1,500	67,860
PNC Financial Services Group, Inc.	86,000	2,518,940
U.S. Bancorp	5,600	81,816
Wells Fargo & Co.	559,600	7,968,704
Commercial Banks Total		12,760,780
Consumer Finance – 1.1%
Capital One Financial Corp.	79,100	968,184
SLM Corp. (a)	336,200	1,664,190
Consumer Finance Total		2,632,374
Diversified Financial Services – 1.9%
JPMorgan Chase & Co.	165,500	4,398,990
Diversified Financial Services Total		4,398,990
Insurance – 8.2%
Allstate Corp.	30,500	584,075
Aon Corp.	6,800	277,576
Brown & Brown, Inc.	50,100	947,391
Chubb Corp.	23,200	981,824
CNA Financial Corp.	77,800	712,648
Genworth Financial, Inc., Class A	548,500	1,042,150
Hartford Financial Services Group, Inc.	440,900	3,461,065
Loews Corp.	226,300	5,001,230
Prudential Financial, Inc.	66,200	1,259,124

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Travelers Companies, Inc.	109,500	4,450,080
Unum Group	46,800	585,000
Insurance Total		19,302,163
Real Estate Investment Trusts (REITs) – 2.7%
HRPT Properties Trust	463,000	1,476,970
Public Storage	85,800	4,740,450
Real Estate Investment Trusts (REITs) Total		6,217,420
Financials Total		47,318,285
Health Care – 14.1%
Biotechnology – 3.3%
Amgen, Inc. (a)	157,800	7,814,256
Biotechnology Total		7,814,256
Health Care Equipment & Supplies – 0.4%
Hill-Rom Holdings, Inc.	102,800	1,016,692
Health Care Equipment & Supplies Total		1,016,692
Health Care Providers & Services – 1.9%
McKesson Corp.	126,600	4,436,064
Health Care Providers & Services Total		4,436,064
Pharmaceuticals – 8.5%
Eli Lilly & Co.	57,300	1,914,393
Johnson & Johnson	91,800	4,828,680
Merck & Co., Inc.	37,700	1,008,475
Mylan, Inc. (a)	126,400	1,695,024
Pfizer, Inc.	764,400	10,411,128
Pharmaceuticals Total		19,857,700
Health Care Total		33,124,712
Industrials – 7.7%
Aerospace & Defense – 1.4%
Raytheon Co.	48,500	1,888,590
United Technologies Corp.	29,700	1,276,506
Aerospace & Defense Total		3,165,096
Air Freight & Logistics – 0.4%
FedEx Corp.	19,600	872,004
Air Freight & Logistics Total		872,004
Commercial Services & Supplies – 1.9%
R.R. Donnelley & Sons Co.	603,200	4,421,456
Commercial Services & Supplies Total		4,421,456
Construction & Engineering – 0.6%
KBR, Inc.	31,500	435,015
URS Corp. (a)	21,800	880,938
Construction & Engineering Total		1,315,953

	Shares	Value ($)
Electrical Equipment – 1.8%
Thomas & Betts Corp. (a)	170,400	4,263,408
Electrical Equipment Total		4,263,408
Industrial Conglomerates – 1.0%
General Electric Co.	239,100	2,417,301
Industrial Conglomerates Total		2,417,301
Professional Services – 0.6%
Dun & Bradstreet Corp.	17,900	1,378,300
Equifax, Inc.	3,800	92,910
Professional Services Total		1,471,210
Industrials Total		17,926,428
Information Technology – 3.4%
Computers & Peripherals – 0.1%
Lexmark International, Inc., Class A (a)	5,000	84,350
Computers & Peripherals Total		84,350
IT Services – 0.2%
Computer Sciences Corp. (a)	12,500	460,500
IT Services Total		460,500
Semiconductors & Semiconductor Equipment – 1.2%
Intel Corp.	185,200	2,787,260
Semiconductors & Semiconductor Equipment Total		2,787,260
Software – 1.9%
Compuware Corp. (a)	66,100	435,599
Symantec Corp. (a)	274,300	4,098,042
Software Total		4,533,641
Information Technology Total		7,865,751
Materials – 3.1%
Chemicals – 2.4%
Ashland, Inc.	47,800	493,774
Dow Chemical Co.	594,300	5,009,949
Chemicals Total		5,503,723
Containers & Packaging – 0.7%
Bemis Co., Inc.	23,600	494,892
Sealed Air Corp.	74,500	1,028,100
Sonoco Products Co.	7,000	146,860
Containers & Packaging Total		1,669,852
Materials Total		7,173,575

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 7.3%
Diversified Telecommunication Services – 5.3%
AT&T, Inc.	319,900	8,061,480
Embarq Corp.	4,600	174,110
Qwest Communications International, Inc.	55,600	190,152
Verizon Communications, Inc.	131,500	3,971,300
Diversified Telecommunication Services Total		12,397,042
Wireless Telecommunication Services – 2.0%
Sprint Nextel Corp. (a)	1,309,100	4,673,487
Wireless Telecommunication Services Total		4,673,487
Telecommunication Services Total		17,070,529
Utilities – 7.1%
Electric Utilities – 4.1%
Duke Energy Corp.	200	2,864
Edison International	20,600	593,486
Entergy Corp.	50,700	3,452,163
Exelon Corp.	122,300	5,551,197
Electric Utilities Total		9,599,710
Gas Utilities – 0.9%
Energen Corp.	77,500	2,257,575
Gas Utilities Total		2,257,575
Multi-Utilities – 2.1%
DTE Energy Co.	3,200	88,640
MDU Resources Group, Inc.	500	8,070
NiSource, Inc.	485,900	4,761,820
Multi-Utilities Total		4,858,530
Utilities Total		16,715,815
Total Common Stocks (cost of $252,662,225)		230,622,757

Short-Term Obligation – 1.5%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.100%, collateralized by U.S. Treasury Obligation, maturing 11/15/24, market value $3,638,544 (repurchase proceeds $3,561,010)	3,561,000	3,561,000
Total Short-Term Obligation (cost of $3,561,000)		3,561,000
Total Investments – 99.9% (cost of $256,223,225) (c)		234,183,757
Other Assets & Liabilities, Net – 0.1%		315,969
Net Assets – 100.0%		234,499,726

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  A portion of this security with a market value of $1,719,525 is pledged as collateral for open futures contracts.

(c)  Cost for federal income tax purposes is $256,223,225.

  On October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$230,622,757	$60,517
Level 2 – Other Significant Observable Inputs	3,561,000	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$234,183,757	$60,517

* Other financial instruments consist of futures contracts which are not included in the investment portfolio.

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2009 (Unaudited)

At March 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	30	$5,961,000	$5,900,483	June-2009	$60,517

At March 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	20.2
Energy	17.4
Health Care	14.1
Consumer Staples	9.8
Consumer Discretionary	8.3
Industrials	7.7
Telecommunication Services	7.3
Utilities	7.1
Information Technology	3.4
Materials	3.1
98.4
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	0.1
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Contrarian Core Fund

March 31, 2009 (Unaudited)

Common Stocks – 98.4%
	Shares	Value ($)
Consumer Discretionary – 8.5%
Hotels, Restaurants & Leisure – 1.3%
Melco Crown Entertainment, Ltd., ADR (a)	190,700	625,496
Penn National Gaming, Inc. (a)	65,200	1,574,580
Starbucks Corp. (a)	102,800	1,142,108
Hotels, Restaurants & Leisure Total		3,342,184
Household Durables – 0.4%
Newell Rubbermaid, Inc.	160,700	1,025,266
Household Durables Total		1,025,266
Leisure Equipment & Products – 0.4%
Hasbro, Inc.	45,100	1,130,657
Leisure Equipment & Products Total		1,130,657
Media – 2.9%
Liberty Global, Inc., Class A (a)	127,600	1,857,856
McGraw-Hill Companies, Inc.	136,700	3,126,329
News Corp., Class A	410,900	2,720,158
Media Total		7,704,343
Multiline Retail – 0.9%
Target Corp.	72,000	2,476,080
Multiline Retail Total		2,476,080
Specialty Retail – 1.3%
Lowe's Companies, Inc.	186,800	3,409,100
Specialty Retail Total		3,409,100
Textiles, Apparel & Luxury Goods – 1.3%
NIKE, Inc., Class B	71,600	3,357,324
Textiles, Apparel & Luxury Goods Total		3,357,324
Consumer Discretionary Total		22,444,954
Consumer Staples – 11.4%
Beverages – 2.1%
PepsiCo, Inc.	106,800	5,498,064
Beverages Total		5,498,064
Food & Staples Retailing – 2.2%
CVS Caremark Corp.	110,000	3,023,900
Kroger Co.	140,150	2,973,983
Food & Staples Retailing Total		5,997,883
Household Products – 0.7%
Kimberly-Clark Corp.	44,000	2,028,840
Household Products Total		2,028,840
Personal Products – 3.1%
Avon Products, Inc.	137,800	2,649,894
Herbalife Ltd.	137,100	2,053,758

	Shares	Value ($)
Mead Johnson Nutrition Co., Class A (a)	119,200	3,441,304
Personal Products Total		8,144,956
Tobacco – 3.3%
Philip Morris International, Inc.	244,300	8,692,194
Tobacco Total		8,692,194
Consumer Staples Total		30,361,937
Energy – 15.0%
Energy Equipment & Services – 2.7%
Schlumberger Ltd.	45,800	1,860,396
Transocean Ltd. (a)	56,800	3,342,112
Weatherford International Ltd. (a)	167,100	1,849,797
Energy Equipment & Services Total		7,052,305
Oil, Gas & Consumable Fuels – 12.3%
Anadarko Petroleum Corp.	62,600	2,434,514
Apache Corp.	61,600	3,947,944
Canadian Natural Resources Ltd.	47,500	1,831,600
Chevron Corp.	111,300	7,483,812
ConocoPhillips	98,600	3,861,176
Exxon Mobil Corp.	133,100	9,064,110
Petroleo Brasileiro SA, ADR	74,400	1,822,800
Suncor Energy, Inc.	98,200	2,181,022
Oil, Gas & Consumable Fuels Total		32,626,978
Energy Total		39,679,283
Financials – 13.5%
Capital Markets – 5.4%
Bank of New York Mellon Corp.	70,200	1,983,150
Goldman Sachs Group, Inc.	51,700	5,481,234
Morgan Stanley	111,200	2,532,024
State Street Corp.	141,900	4,367,682
Capital Markets Total		14,364,090
Commercial Banks – 1.1%
Wells Fargo & Co.	212,000	3,018,880
Commercial Banks Total		3,018,880
Diversified Financial Services – 2.7%
JPMorgan Chase & Co.	269,072	7,151,934
Diversified Financial Services Total		7,151,934
Insurance – 3.5%
Berkshire Hathaway, Inc., Class B (a)	1,639	4,621,980
MetLife, Inc.	140,500	3,199,185

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Prudential Financial, Inc.	74,500	1,416,990
Insurance Total		9,238,155
Real Estate Investment Trusts (REITs) – 0.6%
Redwood Trust, Inc.	99,575	1,528,476
Real Estate Investment Trusts (REITs) Total		1,528,476
Real Estate Management & Development – 0.2%
CB Richard Ellis Group, Inc., Class A (a)	121,800	490,854
Real Estate Management & Development Total		490,854
Financials Total		35,792,389
Health Care – 16.1%
Biotechnology – 0.5%
Amgen, Inc. (a)	25,200	1,247,904
Biotechnology Total		1,247,904
Health Care Equipment & Supplies – 1.8%
Baxter International, Inc.	94,400	4,835,168
Health Care Equipment & Supplies Total		4,835,168
Health Care Providers & Services – 2.4%
AmerisourceBergen Corp.	105,700	3,452,162
Medco Health Solutions, Inc. (a)	67,200	2,778,048
Health Care Providers & Services Total		6,230,210
Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific, Inc. (a)	83,350	2,973,094
Life Sciences Tools & Services Total		2,973,094
Pharmaceuticals – 10.3%
Abbott Laboratories	159,787	7,621,840
Allergan, Inc.	39,500	1,886,520
Merck & Co., Inc.	216,800	5,799,400
Pfizer, Inc.	363,300	4,948,146
Schering-Plough Corp.	119,400	2,811,870
Wyeth	100,000	4,304,000
Pharmaceuticals Total		27,371,776
Health Care Total		42,658,152
Industrials – 7.7%
Aerospace & Defense – 4.5%
Honeywell International, Inc.	138,750	3,865,575
Northrop Grumman Corp.	62,600	2,731,864
Raytheon Co.	72,900	2,838,726
United Technologies Corp.	60,800	2,613,184
Aerospace & Defense Total		12,049,349

	Shares	Value ($)
Industrial Conglomerates – 2.1%
General Electric Co.	221,040	2,234,715
Tyco International Ltd.	176,700	3,456,252
Industrial Conglomerates Total		5,690,967
Road & Rail – 1.1%
Union Pacific Corp.	69,120	2,841,523
Road & Rail Total		2,841,523
Industrials Total		20,581,839
Information Technology – 17.4%
Communications Equipment – 2.9%
QUALCOMM, Inc.	199,200	7,750,872
Communications Equipment Total		7,750,872
Computers & Peripherals – 5.1%
Apple, Inc. (a)	44,100	4,635,792
EMC Corp. (a)	200,600	2,286,840
Hewlett-Packard Co.	201,900	6,472,914
Computers & Peripherals Total		13,395,546
Internet Software & Services – 3.7%
Google, Inc., Class A (a)	24,800	8,631,888
VeriSign, Inc. (a)	64,600	1,219,002
Internet Software & Services Total		9,850,890
IT Services – 2.5%
Visa, Inc., Class A	119,100	6,621,960
IT Services Total		6,621,960
Semiconductors & Semiconductor Equipment – 0.4%
Marvell Technology Group Ltd. (a)	112,900	1,034,164
Semiconductors & Semiconductor Equipment Total		1,034,164
Software – 2.8%
Microsoft Corp.	404,220	7,425,521
Software Total		7,425,521
Information Technology Total		46,078,953
Materials – 2.8%
Chemicals – 2.3%
Monsanto Co.	40,600	3,373,860
Potash Corp. of Saskatchewan, Inc.	35,600	2,876,836
Chemicals Total		6,250,696
Metals & Mining – 0.5%
Cia Vale do Rio Doce, ADR	94,300	1,254,190
Metals & Mining Total		1,254,190
Materials Total		7,504,886

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 3.6%
Diversified Telecommunication Services – 2.6%
AT&T, Inc.	276,000	6,955,200
Diversified Telecommunication Services Total		6,955,200
Wireless Telecommunication Services – 1.0%
Sprint Nextel Corp. (a)	734,600	2,622,523
Wireless Telecommunication Services Total		2,622,523
Telecommunication Services Total		9,577,723
Utilities – 2.4%
Electric Utilities – 1.3%
FPL Group, Inc.	65,800	3,338,034
Electric Utilities Total		3,338,034
Multi-Utilities – 1.1%
Xcel Energy, Inc.	157,500	2,934,225
Multi-Utilities Total		2,934,225
Utilities Total		6,272,259
Total Common Stocks (cost of $275,810,356)		260,952,375
Short-Term Obligation – 0.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.100%, collateralized by U.S.Treasury Obligation maturing 11/15/24, market value $2,400,216 (repurchase proceeds $2,353,007)	2,353,000	2,353,000
Total Short-Term Obligation (cost of $2,353,000)		2,353,000
Total Investments – 99.3% (cost of $278,163,356) (b)		263,305,375
Other Assets & Liabilities, Net – 0.7%		1,750,388
Net Assets – 100.0%		265,055,763

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $278,163,356.

  On October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$260,952,375	$–
Level 2 – Other Significant Observable Inputs	2,353,000	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$263,305,375	$–

At March 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	17.4
Health Care	16.1
Energy	15.0
Financials	13.5
Consumer Staples	11.4
Consumer Discretionary	8.5
Industrials	7.7
Telecommunication Services	3.6
Materials	2.8
Utilities	2.4
98.4
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	0.7
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund

March 31, 2009 (Unaudited)

Common Stocks – 97.3%
	Shares	Value ($)
Consumer Discretionary – 12.8%
Auto Components – 1.2%
ArvinMeritor, Inc.	144,798	114,390
Cooper Tire & Rubber Co.	213,096	860,908
Dorman Products, Inc. (a)	354,036	3,303,156
Hawk Corp., Class A (a)	26,596	307,184
Auto Components Total		4,585,638
Diversified Consumer Services – 1.3%
Nobel Learning Communities, Inc. (a)	165,966	1,948,441
Regis Corp.	213,720	3,088,254
Diversified Consumer Services Total		5,036,695
Hotels, Restaurants & Leisure – 1.7%
CEC Entertainment, Inc. (a)	175,607	4,544,709
Morgans Hotel Group Co. (a)	204,831	637,024
O'Charleys, Inc.	345,362	1,039,540
Hotels, Restaurants & Leisure Total		6,221,273
Household Durables – 0.3%
Jarden Corp. (a)	83,292	1,055,310
Household Durables Total		1,055,310
Leisure Equipment & Products – 1.0%
Callaway Golf Co.	153,447	1,101,749
RC2 Corp. (a)	195,947	1,032,641
Steinway Musical Instruments, Inc. (a)	147,764	1,768,735
Leisure Equipment & Products Total		3,903,125
Media – 0.5%
Scholastic Corp.	103,586	1,561,041
Sinclair Broadcast Group, Inc., Class A	154,723	159,365
Media Total		1,720,406
Specialty Retail – 4.9%
Buckle, Inc.	50,731	1,619,841
Collective Brands, Inc. (a)	304,407	2,964,924
Monro Muffler Brake, Inc.	178,199	4,870,179
Penske Auto Group, Inc.	102,500	956,325
Rent-A-Center, Inc. (a)	251,682	4,875,080
Stage Stores, Inc.	302,028	3,044,442
Specialty Retail Total		18,330,791
Textiles, Apparel & Luxury Goods – 1.9%
Quiksilver, Inc. (a)	189,605	242,694
Rocky Brands, Inc. (a)	107,199	375,197
Unifirst Corp.	228,919	6,373,105
Textiles, Apparel & Luxury Goods Total		6,990,996
Consumer Discretionary Total		47,844,234

	Shares	Value ($)
Consumer Staples – 2.6%
Food & Staples Retailing – 1.3%
Casey's General Stores, Inc.	82,451	2,198,144
Pantry, Inc. (a)	147,516	2,597,757
Food & Staples Retailing Total		4,795,901
Food Products – 0.7%
Corn Products International, Inc.	115,401	2,446,501
Food Products Total		2,446,501
Household Products – 0.6%
Central Garden & Pet Co. (a)	100,583	765,437
Central Garden & Pet Co., Class A (a)	201,166	1,512,768
Household Products Total		2,278,205
Personal Products – 0.0%
Langer, Inc. (a)	264,203	92,471
Personal Products Total		92,471
Consumer Staples Total		9,613,078
Energy – 2.4%
Energy Equipment & Services – 1.9%
Gulfmark Offshore, Inc. (a)	114,691	2,736,527
Newpark Resources, Inc. (a)	415,440	1,051,063
Oceaneering International, Inc. (a)	36,570	1,348,336
Superior Well Services, Inc. (a)	82,380	422,610
Tetra Technologies, Inc. (a)	508,281	1,651,913
Energy Equipment & Services Total		7,210,449
Oil, Gas & Consumable Fuels – 0.5%
EXCO Resources, Inc. (a)	157,187	1,571,870
GeoMet, Inc. (a)	113,417	65,782
Petroquest Energy, Inc. (a)	83,354	200,049
Oil, Gas & Consumable Fuels Total		1,837,701
Energy Total		9,048,150
Financials – 8.9%
Capital Markets – 0.4%
Virtus Investment Partners, Inc. (a)	6,362	41,417
Waddell & Reed Financial, Inc., Class A	86,607	1,564,988
Capital Markets Total		1,606,405
Commercial Banks – 0.9%
Boston Private Financial Holdings, Inc.	46,950	164,795
Encore Bancshares, Inc. (a)	22,025	195,362

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Oriental Financial Group	313,309	1,528,948
Taylor Capital Group, Inc. (a)	195,582	870,340
Webster Financial Corp.	156,870	666,697
Commercial Banks Total		3,426,142
Consumer Finance – 0.3%
QC Holdings, Inc.	177,170	1,047,075
Consumer Finance Total		1,047,075
Insurance – 3.2%
Arthur J. Gallagher & Co.	49,900	848,300
Delphi Financial Group, Inc., Class A	94,100	1,266,586
First Mercury Financial Corp. (a)	206,217	2,977,774
Horace Mann Educators Corp.	208,017	1,741,102
National Interstate Corp.	72,821	1,231,403
NYMAGIC, Inc.	79,543	970,425
RAM Holdings Ltd. (a)	251,956	62,989
State Auto Financial Corp.	143,254	2,521,270
Willis Group Holdings Ltd.	5,539	121,858
Insurance Total		11,741,707
Real Estate Investment Trusts (REITs) – 2.0%
Acadia Realty Trust	150,596	1,597,824
American Campus Communities, Inc.	97,932	1,700,099
DiamondRock Hospitality Co.	258,924	1,038,285
DuPont Fabros Technology, Inc.	139,800	961,824
First Potomac Realty Trust	239,848	1,762,883
Sunstone Hotel Investors, Inc.	81,359	213,974
Real Estate Investment Trusts (REITs) Total		7,274,889
Thrifts & Mortgage Finance – 2.1%
Abington Bancorp, Inc.	176,921	1,464,906
Dime Community Bancshares	154,367	1,447,962
First Niagara Financial Group, Inc.	100,759	1,098,273
Jefferson Bancshares, Inc.	219,422	1,687,355
NewAlliance Bancshares, Inc.	196,389	2,305,607
Thrifts & Mortgage Finance Total		8,004,103
Financials Total		33,100,321
Health Care – 16.8%
Biotechnology – 0.3%
BioMarin Pharmaceuticals, Inc. (a)	81,841	1,010,736
Biotechnology Total		1,010,736
Health Care Equipment & Supplies – 5.4%
Analogic Corp.	148,606	4,758,364
Cooper Companies, Inc.	76,674	2,027,261
Greatbatch, Inc. (a)	79,953	1,547,091
Invacare Corp.	304,951	4,888,364

	Shares	Value ($)
STAAR Surgical Co. (a)	619,167	619,167
Symmetry Medical, Inc. (a)	218,558	1,379,101
Thoratec Corp. (a)	62,287	1,600,153
West Pharmaceutical Services, Inc.	98,440	3,229,816
Health Care Equipment & Supplies Total		20,049,317
Health Care Providers & Services – 7.8%
Air Methods Corp. (a)	140,129	2,369,581
LifePoint Hospitals, Inc. (a)	149,095	3,110,122
Magellan Health Services, Inc. (a)	81,426	2,967,163
Owens & Minor, Inc.	60,752	2,012,714
Providence Service Corp. (a)	426,005	2,930,914
PSS World Medical, Inc. (a)	143,202	2,054,949
Psychiatric Solutions, Inc. (a)	101,145	1,591,011
Res-Care, Inc. (a)	739,384	10,765,431
U.S. Physical Therapy, Inc. (a)	149,407	1,446,260
Health Care Providers & Services Total		29,248,145
Health Care Technology – 0.0%
Mediware Information Systems (a)	11,614	48,779
Health Care Technology Total		48,779
Life Sciences Tools & Services – 0.8%
Cambrex Corp. (a)	435,103	992,035
Varian, Inc. (a)	86,981	2,064,929
Life Sciences Tools & Services Total		3,056,964
Pharmaceuticals – 2.5%
Adolor Corp. (a)	160,860	328,154
Hi-Tech Pharmacal Co., Inc. (a)	211,765	1,207,061
Noven Pharmaceuticals, Inc. (a)	164,896	1,563,214
Obagi Medical Products, Inc. (a)	395,931	2,130,109
Valeant Pharmaceuticals International (a)	233,310	4,150,585
Pharmaceuticals Total		9,379,123
Health Care Total		62,793,064
Industrials – 20.5%
Aerospace & Defense – 3.7%
AAR Corp. (a)	336,794	4,223,397
Argon ST, Inc. (a)	116,031	2,201,108
Axsys Technologies, Inc. (a)	51,300	2,156,652
Ladish Co., Inc. (a)	87,637	636,244
LMI Aerospace, Inc. (a)	71,907	520,607
Moog, Inc., Class A (a)	176,441	4,035,206
Aerospace & Defense Total		13,773,214
Air Freight & Logistics – 0.1%
Pacer International, Inc.	169,838	594,433
Air Freight & Logistics Total		594,433

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Building Products – 0.3%
Insteel Industries, Inc.	57,424	399,671
NCI Building Systems, Inc. (a)	334,819	743,298
Building Products Total		1,142,969
Commercial Services & Supplies – 1.2%
Clean Harbors, Inc. (a)	17,160	823,680
Consolidated Graphics, Inc. (a)	100,444	1,277,648
McGrath Rentcorp	145,268	2,289,423
Commercial Services & Supplies Total		4,390,751
Construction & Engineering – 3.5%
EMCOR Group, Inc. (a)	293,068	5,031,978
MasTec, Inc. (a)	279,117	3,374,524
Northwest Pipe Co. (a)	104,681	2,980,268
Sterling Construction Co., Inc. (a)	97,162	1,733,370
Construction & Engineering Total		13,120,140
Electrical Equipment – 3.3%
AZZ, Inc. (a)	50,922	1,343,832
Baldor Electric Co.	189,754	2,749,535
BTU International, Inc. (a)	277,842	930,771
GrafTech International Ltd. (a)	309,746	1,908,035
LSI Industries, Inc.	471,588	2,438,110
Powell Industries, Inc. (a)	83,800	2,958,978
Electrical Equipment Total		12,329,261
Industrial Conglomerates – 0.5%
Otter Tail Corp.	81,900	1,805,895
Industrial Conglomerates Total		1,805,895
Machinery – 2.3%
Albany International Corp., Class A	162,464	1,470,299
Flanders Corp. (a)	476,926	1,926,781
Key Technology, Inc. (a)	175,893	1,547,858
Miller Industries, Inc. (a)	150,482	978,133
Nordson Corp.	41,764	1,187,351
Oshkosh Corp.	77,712	523,779
Tennant Co.	113,192	1,060,609
Machinery Total		8,694,810
Professional Services – 3.3%
FTI Consulting, Inc. (a)	61,362	3,036,192
Kforce, Inc. (a)	763,037	5,364,150
MPS Group, Inc. (a)	284,082	1,690,288
Navigant Consulting, Inc. (a)	110,678	1,446,561
Spherion Corp. (a)	427,145	888,462
Professional Services Total		12,425,653
Road & Rail – 1.2%
Arkansas Best Corp.	53,192	1,011,712
Frozen Food Express Industries	132,197	396,591

	Shares	Value ($)
Kansas City Southern (a)	92,015	1,169,511
Werner Enterprises, Inc.	120,809	1,826,632
Road & Rail Total		4,404,446
Trading Companies & Distributors – 1.1%
Kaman Corp.	130,695	1,638,915
Rush Enterprises, Inc., Class A (a)	120,130	1,071,560
Rush Enterprises, Inc., Class B (a)	159,851	1,251,633
Trading Companies & Distributors Total		3,962,108
Industrials Total		76,643,680
Information Technology – 24.0%
Communications Equipment – 1.7%
ADC Telecommunications, Inc. (a)	269,170	1,181,656
ADTRAN, Inc.	146,346	2,372,269
Globecomm Systems, Inc. (a)	217,539	1,259,551
Performance Technologies, Inc. (a)	619,141	1,603,575
Communications Equipment Total		6,417,051
Computers & Peripherals – 2.5%
Avid Technology, Inc. (a)	71,328	651,938
Hypercom Corp. (a)	424,215	407,246
iGO, Inc. (a)	428,053	239,710
Imation Corp.	220,204	1,684,561
Presstek, Inc. (a)	396,137	820,004
Rimage Corp. (a)	235,461	3,143,404
STEC, Inc. (a)	311,449	2,295,379
Computers & Peripherals Total		9,242,242
Electronic Equipment, Instruments & Components – 5.8%
Agilysys, Inc.	93,645	402,673
Benchmark Electronics, Inc. (a)	947,100	10,607,520
FARO Technologies, Inc. (a)	270,406	3,634,257
Gerber Scientific, Inc. (a)	181,871	434,672
Keithley Instruments, Inc.	246,594	835,954
LeCroy Corp. (a)	122,148	383,545
Newport Corp. (a)	270,756	1,196,741
NU Horizons Electronics Corp. (a)	166,162	332,324
Plexus Corp. (a)	237,432	3,281,310
Technitrol, Inc.	268,223	458,661
Electronic Equipment, Instruments & Components Total		21,567,657
Internet Software & Services – 1.8%
EarthLink, Inc. (a)	708,940	4,657,736
S1 Corp. (a)	324,260	1,669,939
Selectica, Inc. (a)	1,431,470	586,903
Internet Software & Services Total		6,914,578

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
IT Services – 2.1%
Analysts International Corp. (a)	856,765	385,544
Computer Task Group, Inc. (a)	663,206	2,288,061
infoGROUP, Inc. (a)	326,007	1,356,189
Integral Systems, Inc. (a)	185,136	1,592,170
Startek, Inc. (a)	168,054	520,967
TNS, Inc. (a)	201,301	1,646,642
IT Services Total		7,789,573
Semiconductors & Semiconductor Equipment – 4.8%
ATMI, Inc. (a)	204,551	3,156,222
Cirrus Logic, Inc. (a)	468,092	1,760,026
Exar Corp. (a)	196,713	1,227,489
Fairchild Semiconductor International, Inc. (a)	436,187	1,626,977
FEI Co. (a)	50,900	785,387
International Rectifier Corp. (a)	60,596	818,652
IXYS Corp.	193,929	1,563,068
ON Semiconductor Corp. (a)	639,506	2,494,073
Pericom Semiconductor Corp. (a)	246,157	1,799,408
RF Micro Devices, Inc. (a)	198,149	263,538
Ultratech, Inc. (a)	194,130	2,424,684
Semiconductors & Semiconductor Equipment Total		17,919,524
Software – 5.3%
Bottomline Technologies, Inc. (a)	201,412	1,325,291
Epicor Software Corp. (a)	310,023	1,181,188
Lawson Software, Inc. (a)	520,925	2,213,931
Mentor Graphics Corp. (a)	396,924	1,762,343
MSC.Software Corp. (a)	358,302	2,020,823
PLATO Learning, Inc. (a)	262,046	466,442
Progress Software Corp. (a)	288,290	5,004,714
Sonic Solutions (a)	248,744	298,493
Sybase, Inc. (a)	184,587	5,591,140
Software Total		19,864,365
Information Technology Total		89,714,990
Materials – 4.6%
Chemicals – 3.4%
H.B. Fuller Co.	366,114	4,759,482
Sensient Technologies Corp.	281,086	6,605,521
Spartech Corp.	446,607	1,098,653
Chemicals Total		12,463,656
Containers & Packaging – 0.8%
Greif, Inc., Class A	91,690	3,052,360
Containers & Packaging Total		3,052,360

	Shares	Value ($)
Paper & Forest Products – 0.4%
Glatfelter Co.	237,822	1,484,010
Paper & Forest Products Total		1,484,010
Materials Total		17,000,026
Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.4%
General Communication, Inc., Class A (a)	197,142	1,316,908
Diversified Telecommunication Services Total		1,316,908
Telecommunication Services Total		1,316,908
Utilities – 4.3%
Electric Utilities – 0.3%
ALLETE, Inc.	42,300	1,128,987
Electric Utilities Total		1,128,987
Gas Utilities – 2.3%
New Jersey Resources Corp.	96,499	3,279,036
Northwest Natural Gas Co.	36,786	1,597,248
South Jersey Industries, Inc.	108,890	3,811,150
Gas Utilities Total		8,687,434
Water Utilities – 1.7%
American States Water Co.	114,859	4,171,679
California Water Service Group	52,873	2,213,264
Water Utilities Total		6,384,943
Utilities Total		16,201,364
Total Common Stocks (cost of $582,532,273)		363,275,815

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2009 (Unaudited)

Short-Term Obligation – 2.7%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.100%, collateralized by U.S. Treasury Obligation maturing 11/15/21, market value $10,346,907 (repurchase proceeds $10,140,028)	10,140,000	10,140,000
Total Short-Term Obligation (cost of $10,140,000)		10,140,000
Total Investments – 100.0% (cost of $592,672,273) (b)		373,415,815
Other Assets & Liabilities, Net – 0.0%		13,071
Net Assets – 100.0%		373,428,886

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $592,672,273.

  On October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$363,275,815	$–
Level 2 – Other Significant Observable Inputs	10,140,000	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$373,415,815	$–

At March 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	24.0
Industrials	20.5
Health Care	16.8
Consumer Discretionary	12.8
Financials	8.9
Materials	4.6
Utilities	4.3
Consumer Staples	2.6
Energy	2.4
Telecommunication Services	0.4
97.3
Short-Term Obligation	2.7
Other Assets & Liabilities, Net	0.0
100.0

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
March 31, 2009 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	220,588,491	1,107,375,368	256,223,225	278,163,356	592,672,273
Affiliated investments, at identified cost	349,510	—	—	—	—
Total investments, at identified cost	220,938,001	1,107,375,368	256,223,225	278,163,356	592,672,273
Unaffiliated investments, at value	196,553,046	996,636,327	234,183,757	263,305,375	373,415,815
Affiliated investments, at value	300,320	—	—	—	—
Total investments at value (including securities on loan of $5,048,813, $—,$ $—,$— and $—, respectively)	196,853,366	996,636,327	234,183,757	263,305,375	373,415,815
Cash	128,041	589	403	872	958
Cash collateral for open futures contracts	986,000	—	—	—	—
Foreign currency (cost of $18,376, $—, $—, $— and $—, respectively)	18,407	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	158,066	—	—	—	—
Receivable for:
Investments sold	1,262,531	13,469,405	11,561,213	2,325,838	196,056
Fund shares sold	16,587	335,230	2,230,372	523,424	563,354
Interest	686,967	45	10	7	28
Dividends	194,273	1,205,382	398,899	416,434	238,068
Foreign tax reclaim	44,037	—	—	—	—
Futures variation margin	59,500	—	60,703	—	—
Securities lending income	2,323	—	—	—	—
Expense reimbursement due from investment advisor	133,279	—	4,191	25,027	87,120
Regulatory settlements	—	1,078,423	—	—	—
Trustees' deferred compensation plan	29,896	126,213	28,945	32,147	53,411
Other assets	8,723	40,048	9,512	9,223	18,427
Total Assets	200,581,996	1,012,891,662	248,478,005	266,638,347	374,573,237
Liabilities
Collateral on securities loaned	5,134,728	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	105,850	—	—	—	—
Written options, at value (premium of $4,135, $—, $—, $— and $—, respectively)	4,320	—	—	—	—
Payable for:
Investments purchased	2,294,516	10,427,963	11,735,596	1,088,381	—
Investments purchased on a delayed delivery basis	6,868,118	—	—	—	—
Fund shares repurchased	144,870	1,328,840	1,867,806	140,812	363,787
Investment advisory fee	102,324	443,440	135,960	152,379	239,534
Administration fee	10,547	41,570	13,055	14,579	21,782
Transfer agent fee	70,470	387,629	94,633	74,027	329,574
Trustees' fees	2,954	13,255	6,435	4,362	14,710
Pricing and bookkeeping fees	18,617	11,790	11,833	9,426	10,360
Distribution and service fees	30,883	96,154	18,721	28,914	47,439
Custody fee	33,522	18,463	4,559	3,428	4,208
Chief compliance officer expenses	136	342	195	198	312
Trustees' deferred compensation plan	29,896	126,213	28,945	32,147	53,411
Other liabilities	53,817	129,544	60,541	33,931	59,234
Total Liabilities	14,905,568	13,025,203	13,978,279	1,582,584	1,144,351
Net Assets	185,676,428	999,866,459	234,499,726	265,055,763	373,428,886
Net Assets Consist of
Paid-in capital	255,075,373	1,622,055,554	425,062,968	331,568,090	613,522,977
Undistributed (Overdistributed) net investment income	(123,750)	3,261,372	34,299	915,872	(73,826)
Accumulated net realized loss	(45,576,135)	(514,711,426)	(168,618,590)	(52,570,261)	(20,763,807)
Net unrealized appreciation (depreciation) on:
Investments	(24,084,635)	(110,739,041)	(22,039,468)	(14,857,981)	(219,256,458)
Foreign currency translations	53,873	—	—	43	—
Futures contracts	331,887	—	60,517	—	—
Written options	(185)	—	—	—	—
Net Assets	185,676,428	999,866,459	234,499,726	265,055,763	373,428,886

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
March 31, 2009 (Unaudited) (continued)

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Class A
Net assets	$6,171,879	$111,002,155	$8,499,798	$11,345,104	$63,580,635
Shares outstanding	610,851	7,826,970	1,245,478	1,346,688	8,157,290
Net asset value per share (a)	$10.10	$14.18	$6.82	$8.42	$7.79
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$10.72	$15.05	$7.24	$8.93	$8.27
Class B
Net assets	$3,385,053	$26,497,614	$1,870,997	$2,360,185	$12,396,547
Shares outstanding	334,925	2,019,673	290,894	297,897	1,761,144
Net asset value and offering price per share (a)	$10.11	$13.12	$6.43	$7.92	$7.04
Class C
Net assets	$1,133,280	$14,114,959	$1,439,226	$2,645,166	$12,240,569
Shares outstanding	112,100	1,075,229	224,369	333,558	1,736,701
Net asset value and offering price per share (a)	$10.11	$13.13	$6.41	$7.93	$7.05
Class E
Net assets	—	$10,344,311	—	—	—
Shares outstanding	—	730,325	—	—	—
Net asset value and offering price per share (a)	—	$14.16	—	—	—
Maximum sales charge	—	4.50%	—	—	—
Maximum offering price per share (b)	—	$14.83	—	—	—
Class F
Net assets	—	$221,171	—	—
Shares outstanding	—	16,863	—	—	—
Net asset value and offering price per share (a)	—	$13.12	—	—	—
Class T
Net assets	$95,453,065	$114,146,001	$54,324,577	$87,298,971	$52,568,750
Shares outstanding	9,433,408	8,102,401	7,952,468	10,439,206	6,855,227
Net asset value and offering price per share (a)	$10.12	$14.09	$6.83	$8.36	$7.67
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$10.74	$14.95	$7.25	$8.87	$8.14
Class Z
Net assets	$79,533,151	$723,540,248	$168,365,128	$161,406,337	$232,642,385
Shares outstanding	7,832,248	49,933,983	24,019,811	19,080,743	29,158,106
Net asset value, offering and redemption price per share	$10.15	$14.49	$7.01	$8.46	$7.98

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Six Months Ended March 31, 2009 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Investment Income
Dividends	1,394,070	9,287,018	5,204,200	3,275,540	2,719,402
Dividends from affiliates	10,588	—	—	—	—
Interest	2,280,241	9,936	2,403	3,182	14,873
Securities lending	51,797	34	—	—	—
Foreign taxes withheld	(23,981)	(9,991)	—	(1,192)	(5,640)
Total Investment Income	3,712,715	9,286,997	5,206,603	3,277,530	2,728,635
Expenses
Investment advisory fee	641,686	2,800,606	928,598	947,918	1,594,135
Administration fee	66,143	262,701	88,881	90,723	142,579
Distribution fee:
Class B	14,098	130,348	9,451	10,101	54,818
Class C	4,410	57,998	7,108	8,868	56,360
Class E	—	5,445	—	—	—
Class F	—	875	—	—	—
Service fee:
Class A	7,412	144,430	13,587	13,299	91,585
Class B	4,699	43,551	3,156	3,376	18,319
Class C	1,470	19,363	2,373	2,954	18,843
Class E	—	13,611	—	—	—
Class F	—	292	—	—	—
Shareholder service fee—Class T	153,890	182,708	94,951	141,776	91,487
Transfer agent fee	197,756	1,311,859	232,548	220,705	473,143
Pricing and bookkeeping fees	67,591	70,549	44,766	42,537	51,497
Trustees' fees	10,723	47,342	18,296	16,375	34,790
Custody fee	109,817	28,180	12,765	9,254	10,292
Chief compliance officer expenses	328	579	361	366	446
Other expenses	145,806	359,666	127,203	133,704	171,254
Expenses before interest expense	1,425,829	5,480,103	1,584,044	1,641,956	2,809,548
Interest expense	17	35	356	—	—
Total Expenses	1,425,846	5,480,138	1,584,400	1,641,956	2,809,548
Fees waived or expenses reimbursed by Investment Advisor	(200,505)	—	(9,974)	(231,740)	(87,120)
Expense reductions	(199)	(10)	(185)	(3)	(78)
Net Expenses	1,225,142	5,480,128	1,574,241	1,410,213	2,722,350
Net Investment Income	2,487,573	3,806,869	3,632,362	1,867,317	6,285

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Six Months Ended March 31, 2009 (Unaudited) (continued)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Foreign Capital Gains Tax and Written Options
Net realized gain (loss) on:
Unaffiliated investments	(33,275,844)	(324,347,303)	(119,095,631)	(49,799,977)	(19,568,220)
Foreign currency transactions	(293,261)	—	—	—	—
Futures contracts	(2,008,985)	—	(2,700,412)	—	—
Written options	20,735	—	—	—	—
Net realized loss	(35,557,355)	(324,347,303)	(121,796,043)	(49,799,977)	(19,568,220)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,744,159)	(66,079,923)	(473,383)	(39,352,134)	(228,902,309)
Foreign currency translations	18,694	—	—	43	—
Futures contracts	512,948	—	489,856	—	—
Written options	589	—	—	—	—
Net change in unrealized appreciation (depreciation)	(13,211,928)	(66,079,923)	16,473	(39,352,091)	(228,902,309)
Net Loss	(48,769,283)	(390,427,226)	(121,779,570)	(89,152,068)	(248,470,529)
Net Decrease Resulting from Operations	(46,281,710)	(386,620,357)	(118,147,208)	(87,284,751)	(248,464,244)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund		Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund
	(Unaudited) Six Months Ended March 31, 2009 ($)	Year Ended September 30, 2008 ($)	(Unaudited) Six Months Ended March 31, 2009 ($)	Year Ended September 30, 2008 ($)	(Unaudited) Six Months Ended March 31, 2009 ($)	Year Ended September 30, 2008 ($)
Operations
Net investment income (loss)	2,487,573	6,771,638	3,806,869	1,811,100	3,632,362	6,142,695
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(35,557,355)	(7,106,071)	(324,347,303)	(7,970,706)	(121,796,043)	(45,412,189)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(13,211,928)	(51,187,909)	(66,079,923)	(388,568,864)	16,473	(87,003,903)
Net decrease resulting from operations	(46,281,710)	(51,522,342)	(386,620,357)	(394,728,470)	(118,147,208)	(126,273,397)
Distributions to Shareholders
From net investment income:
Class A	(74,882)	(197,762)	(140,301)	—	(148,249)	(308,780)
Class B	(31,048)	(91,484)	—	—	(26,278)	(31,729)
Class C	(9,896)	(26,950)	—	—	(19,853)	(20,476)
Class E	—	—	(1,130)	—	—	—
Class T	(1,214,252)	(3,560,124)	—	—	(864,209)	(1,411,835)
Class Z	(1,122,728)	(3,298,884)	(2,955,881)	(2,224,336)	(2,819,079)	(4,202,294)
From net realized gains:
Class A	—	(723,894)	—	(11,577,199)	—	(3,659,576)
Class B	—	(545,891)	—	(11,130,619)	—	(870,037)
Class C	—	(160,133)	—	(2,290,476)	—	(639,638)
Class E	—	—	—	(1,232,359)	—	—
Class F	—	—	—	(188,065)	—	—
Class T	—	(14,928,189)	—	(16,307,165)	—	(15,296,653)
Class Z	—	(12,207,866)	—	(85,740,579)	—	(36,691,117)
Total distributions to shareholders	(2,452,806)	(35,741,177)	(3,097,312)	(130,690,798)	(3,877,668)	(63,132,135)
Net Capital Stock Transactions	(17,336,907)	(2,597,208)	(10,629,384)	(11,914,912)	21,732,228	(5,902,983)
Increase from regulatory settlements	—	—	—	1,089,186	—	—
Net decrease in net assets	(66,071,423)	(89,860,727)	(400,347,053)	(536,244,994)	(100,292,648)	(195,308,515)
Net Assets
Beginning of period	251,747,851	341,608,578	1,400,213,512	1,936,458,506	334,792,374	530,100,889
End of period	185,676,428	251,747,851	999,866,459	1,400,213,512	234,499,726	334,792,374
Undistributed (overdistributed) net investment income at end of period	(123,750)	(158,517)	3,261,372	2,551,815	34,299	279,605

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Contrarian Core Fund		Columbia Small Cap Core Fund
	(Unaudited) Six Months Ended March 31, 2009 ($)	Year Ended September 30, 2008 ($)	(Unaudited) Six Months Ended March 31, 2009 ($)	Year Ended September 30, 2008 ($)
Operations
Net investment income (loss)	1,867,317	2,442,541	6,285	(3,922,421)
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(49,799,977)	3,542,460	(19,568,220)	92,085,637
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(39,352,091)	(65,572,460)	(228,902,309)	(219,195,085)
Net decrease resulting from operations	(87,284,751)	(59,587,459)	(248,464,244)	(131,031,869)
Distributions to Shareholders
From net investment income:
Class A	(87,655)	(41,459)	—	(313,396)
Class B	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class T	(717,940)	(523,167)	—	(184,037)
Class Z	(2,057,180)	(1,372,481)	—	(3,485,596)
From net realized gains:
Class A	—	(1,125,847)	(8,907,803)	(30,396,930)
Class B	—	(466,120)	(1,940,780)	(6,593,541)
Class C	—	(131,887)	(1,989,757)	(7,737,478)
Class E	—	—	—	—
Class F	—	—	—	—
Class T	—	(16,463,774)	(7,421,795)	(24,251,745)
Class Z	—	(22,118,426)	(31,170,222)	(144,889,355)
Total distributions to shareholders	(2,862,775)	(42,243,161)	(51,430,357)	(217,852,078)
Net Capital Stock Transactions	32,919,285	(17,037,006)	(1,824,599)	(201,619,486)
Increase from regulatory settlements	—	—	—	—
Net decrease in net assets	(57,228,241)	(118,867,626)	(301,719,200)	(550,503,433)
Net Assets
Beginning of period	322,284,004	441,151,630	675,148,086	1,225,651,519
End of period	265,055,763	322,284,004	373,428,886	675,148,086
Undistributed (overdistributed) net investment income at end of period	915,872	1,911,330	(73,826)	(80,111)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Asset Allocation Fund
	(Unaudited) Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	155,757	1,591,547	197,474	2,903,127
Distributions reinvested	6,903	69,927	58,632	883,969
Redemptions	(130,065)	(1,352,660)	(172,671)	(2,495,559)
Net increase	32,595	308,814	83,435	1,291,537
Class B
Subscriptions	35,349	375,517	100,624	1,491,826
Distributions reinvested	2,746	27,848	38,828	589,166
Redemptions	(76,984)	(781,934)	(135,789)	(1,949,904)
Net increase (decrease)	(38,889)	(378,569)	3,663	131,088
Class C
Subscriptions	20,840	216,944	40,510	586,522
Distributions reinvested	833	8,445	11,064	167,904
Redemptions	(28,598)	(306,105)	(40,020)	(572,939)
Net increase (decrease)	(6,925)	(80,716)	11,554	181,487
Class T
Subscriptions	30,284	319,499	74,641	1,095,793
Distributions reinvested	115,558	1,172,346	1,192,504	18,031,577
Redemptions	(1,111,288)	(11,518,955)	(1,612,931)	(23,705,569)
Net decrease	(965,446)	(10,027,110)	(345,786)	(4,578,199)
Class Z
Subscriptions	126,683	1,599,165	1,182,443	17,148,685
Distributions reinvested	93,348	947,034	900,520	13,588,996
Redemptions	(923,968)	(9,705,525)	(2,140,627)	(30,360,802)
Net increase (decrease)	(703,937)	(7,159,326)	(57,664)	376,879

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Growth Fund
	(Unaudited) Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,030,913	14,899,604	3,052,442	71,281,501
Distributions reinvested	8,863	126,473	400,865	10,342,317
Redemptions	(1,214,178)	(17,744,551)	(1,708,127)	(39,787,035)
Net increase (decrease)	(174,402)	(2,718,474)	1,745,180	41,836,783
Class B
Subscriptions	59,470	786,872	89,653	1,994,153
Distributions reinvested	—	—	427,139	10,285,500
Redemptions	(1,268,949)	(16,940,376)	(3,985,922)	(86,976,811)
Net decrease	(1,209,479)	(16,153,504)	(3,469,130)	(74,697,158)
Class C
Subscriptions	293,899	3,970,371	130,752	2,970,379
Distributions reinvested	—	—	76,612	1,845,584
Redemptions	(386,551)	(5,194,943)	(305,949)	(6,640,695)
Net decrease	(92,652)	(1,224,572)	(98,585)	(1,824,732)
Class E
Subscriptions	4,756	70,734	97,348	2,306,175
Distributions reinvested	79	1,128	47,726	1,229,898
Redemptions	(31,316)	(452,389)	(68,432)	(1,626,700)
Net increase (decrease)	(26,481)	(380,527)	76,642	1,909,373
Class F
Subscriptions	14	201	3,297	72,377
Distributions reinvested	—	—	7,813	188,065
Redemptions	(4,124)	(57,722)	(106,218)	(2,348,463)
Net decrease	(4,110)	(57,521)	(95,108)	(2,088,021)
Class T
Subscriptions	53,029	761,044	136,148	3,185,655
Distributions reinvested	—	—	623,267	15,961,865
Redemptions	(668,447)	(9,668,752)	(1,255,111)	(29,455,246)
Net decrease	(615,418)	(8,907,708)	(495,696)	(10,307,726)
Class Z
Subscriptions	6,196,735	95,240,833	5,946,708	141,918,882
Distributions reinvested	119,358	1,737,851	2,365,715	62,336,591
Redemptions	(5,291,636)	(78,165,762)	(7,096,396)	(170,998,904)
Net increase	1,024,457	18,812,922	1,216,027	33,256,569

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Disciplined Value Fund
	(Unaudited) Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	177,507	1,363,283	405,173	5,404,894
Distributions reinvested	16,952	127,144	251,100	3,493,211
Redemptions	(485,359)	(3,676,893)	(1,246,088)	(16,101,999)
Net decrease	(290,900)	(2,186,466)	(589,815)	(7,203,894)
Class B
Subscriptions	14,092	103,904	48,749	624,153
Distributions reinvested	3,316	23,601	59,953	790,418
Redemptions	(121,012)	(839,451)	(211,203)	(2,524,882)
Net decrease	(103,604)	(711,946)	(102,501)	(1,110,311)
Class C
Subscriptions	24,385	176,969	89,813	1,116,398
Distributions reinvested	2,403	17,017	42,444	557,859
Redemptions	(85,619)	(580,365)	(214,878)	(2,553,953)
Net decrease	(58,831)	(386,379)	(82,621)	(879,696)
Class T
Subscriptions	33,748	258,481	59,829	756,203
Distributions reinvested	113,210	846,202	1,185,592	16,464,091
Redemptions	(716,298)	(5,364,096)	(1,326,278)	(16,955,125)
Net increase (decrease)	(569,340)	(4,259,413)	(80,857)	265,169
Class Z
Subscriptions	7,460,134	60,145,224	4,055,288	53,584,460
Distributions reinvested	142,380	1,090,550	1,351,091	19,295,848
Redemptions	(4,167,377)	(31,959,342)	(5,288,025)	(69,854,559)
Net increase	3,435,137	29,276,432	118,354	3,025,749

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Contrarian Core Fund
	(Unaudited) Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	676,822	6,203,671	251,873	3,365,188
Distributions reinvested	8,794	77,123	77,223	1,125,917
Redemptions	(279,829)	(2,424,437)	(165,492)	(2,251,895)
Net increase	405,787	3,856,357	163,604	2,239,210
Class B
Subscriptions	46,209	397,068	61,049	772,905
Distributions reinvested	—	—	30,457	418,472
Redemptions	(74,156)	(583,912)	(92,569)	(1,164,528)
Net increase (decrease)	(27,947)	(186,844)	(1,063)	26,849
Class C
Subscriptions	242,343	2,063,117	101,333	1,290,847
Distributions reinvested	—	—	7,977	109,683
Redemptions	(62,872)	(523,436)	(52,521)	(692,498)
Net increase	179,471	1,539,681	56,789	708,032
Class T
Subscriptions	33,609	290,737	107,254	1,482,245
Distributions reinvested	77,542	675,392	1,125,256	16,293,706
Redemptions	(878,305)	(7,608,199)	(1,538,327)	(20,983,001)
Net decrease	(767,154)	(6,642,070)	(305,817)	(3,207,050)
Class Z
Subscriptions	7,337,877	58,210,273	684,939	9,231,408
Distributions reinvested	178,481	1,572,416	1,341,183	19,648,343
Redemptions	(2,925,298)	(25,430,528)	(3,271,455)	(45,683,798)
Net increase (decrease)	4,591,060	34,352,161	(1,245,333)	(16,804,047)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Small Cap Core Fund
	(Unaudited) Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	783,669	6,820,376	922,622	14,115,438
Distributions reinvested	980,736	8,610,867	1,853,851	29,216,697
Redemptions	(1,756,992)	(15,449,663)	(3,448,586)	(53,363,614)
Net increase (decrease)	7,413	(18,420)	(672,113)	(10,031,479)
Class B
Subscriptions	21,097	163,101	13,702	197,333
Distributions reinvested	228,050	1,813,000	418,959	6,095,850
Redemptions	(267,379)	(2,098,573)	(569,202)	(8,150,007)
Net decrease	(18,232)	(122,472)	(136,541)	(1,856,824)
Class C
Subscriptions	38,538	296,409	57,885	832,429
Distributions reinvested	226,347	1,801,724	473,257	6,890,619
Redemptions	(434,286)	(3,459,037)	(879,920)	(12,565,729)
Net decrease	(169,401)	(1,360,904)	(348,778)	(4,842,681)
Class T
Subscriptions	41,425	352,739	187,496	2,838,894
Distributions reinvested	800,276	6,914,381	1,454,898	22,609,113
Redemptions	(1,037,474)	(9,789,106)	(1,486,975)	(22,864,774)
Net increase (decrease)	(195,773)	(2,521,986)	155,419	2,583,233
Class Z
Subscriptions	3,085,333	26,771,739	4,643,406	72,532,539
Distributions reinvested	2,513,202	22,568,553	6,363,669	102,073,253
Redemptions	(5,138,380)	(47,141,109)	(23,349,696)	(362,077,527)
Net increase (decrease)	460,155	2,199,183	(12,342,621)	(187,471,735)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$12.57		$16.80		$16.06		$16.47		$15.06		$14.01
Income from Investment Operations:
Net investment income (b)	0.13		0.31		0.32		0.22		0.27	(c)	0.21
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.47)		(2.76)		1.86		0.92		1.41		1.11
Total from investment operations	(2.34)		(2.45)		2.18		1.14		1.68		1.32
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.34)		(0.33)		(0.31)		(0.27)		(0.27)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(0.13)		(1.78)		(1.44)		(1.55)		(0.27)		(0.27)
Net Asset Value, End of Period	$10.10		$12.57		$16.80		$16.06		$16.47		$15.06
Total return (d)	(18.63	)%(e)(f)	(16.23)%		14.24%		7.39	%(f)(g)	11.20	%(f)	9.46	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.30	%(h)(i)	1.29	%(j)	1.32	%(i)	1.31	%(i)	1.35	%(i)	1.43	%(i)
Interest expense	—	%(h)(k)	—		—		—		—		—
Net expenses	1.30	%(h)(i)	1.29	%(j)	1.32	%(i)	1.31	%(i)	1.35	%(i)	1.43	%(i)
Waiver/Reimbursement	0.21	%(h)	—		—		0.01%		0.01%		—	%(k)
Net investment income	2.49	%(h)(i)	2.17	%(j)	1.98	%(i)	1.38	%(i)	1.66	%(i)	1.43	%(i)
Portfolio turnover rate	56	%(e)	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$6,172		$7,266		$8,314		$5,863		$4,206		$2,901

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$12.57		$16.80		$16.06		$16.47		$15.06		$14.00
Income from Investment Operations:
Net investment income (b)	0.09		0.20		0.20		0.17		0.15	(c)	0.10
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.46)		(2.76)		1.86		0.85		1.41		1.11
Total from investment operations	(2.37)		(2.56)		2.06		1.02		1.56		1.21
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.23)		(0.21)		(0.19)		(0.15)		(0.15)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(0.09)		(1.67)		(1.32)		(1.43)		(0.15)		(0.15)
Net Asset Value, End of Period	$10.11		$12.57		$16.80		$16.06		$16.47		$15.06
Total return (d)	(18.86	)%(e)(f)	(16.88)%		13.40%		6.59	%(f)(g)	10.37	%(f)	8.68	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.05	%(h)(i)	2.04	%(j)	2.07	%(i)	2.06	%(i)	2.10	%(i)	2.18	%(i)
Interest expense	—	%(h)(k)	—		—		—		—		—
Net expenses	2.05	%(h)(i)	2.04	%(j)	2.07	%(i)	2.06	%(i)	2.10	%(i)	2.18	%(i)
Waiver/Reimbursement	0.21	%(h)	—		—		0.01%		0.01%		—	%(k)
Net investment income	1.71	%(h)(i)	1.40	%(j)	1.21	%(i)	1.08	%(i)	0.91	%(i)	0.68	%(i)
Portfolio turnover rate	56	%(e)	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$3,385		$4,699		$6,219		$6,788		$7,166		$4,926

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$12.57		$16.81		$16.06		$16.47		$15.06		$14.00
Income from Investment Operations:
Net investment income (b)	0.09		0.21		0.20		0.16		0.14	(c)	0.10
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.46)		(2.78)		1.87		0.86		1.42		1.11
Total from investment operations	(2.37)		(2.57)		2.07		1.02		1.56		1.21
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.23)		(0.21)		(0.19)		(0.15)		(0.15)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(0.09)		(1.67)		(1.32)		(1.43)		(0.15)		(0.15)
Net Asset Value, End of Period	$10.11		$12.57		$16.81		$16.06		$16.47		$15.06
Total return (d)	(18.86	)%(e)(f)	(16.93)%		13.46%		6.59	%(f)(g)	10.37	%(f)	8.67	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.05	%(h)(i)	2.04	%(j)	2.07	%(i)	2.06	%(i)	2.10	%(i)	2.19	%(i)
Interest expense	—	%(h)(k)	—		—		—		—		—
Net expenses	2.05	%(h)(i)	2.04	%(j)	2.07	%(i)	2.06	%(i)	2.10	%(i)	2.19	%(i)
Waiver/Reimbursement	0.21	%(h)	—		—		0.01%		0.01%		—	%(k)
Net investment income	1.72	%(h)(i)	1.41	%(j)	1.23	%(i)	0.98	%(i)	0.91	%(i)	0.69	%(i)
Portfolio turnover rate	56	%(e)	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$1,133		$1,496		$1,806		$1,281		$704		$514

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2009		2008		2007 (a)		2006		2005		2004 (b)
Net Asset Value, Beginning of Period	$12.58		$16.82		$16.08		$16.48		$15.07		$14.01
Income from Investment Operations:
Net investment income (c)	0.12		0.31		0.31		0.28		0.26	(d)	0.21
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.45)		(2.78)		1.86		0.87		1.41		1.11
Total income (loss) from operations	(2.33)		(2.47)		2.17		1.15		1.67		1.32
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.33)		(0.32)		(0.31)		(0.26)		(0.26)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(0.13)		(1.77)		(1.43)		(1.55)		(0.26)		(0.26)
Net Asset Value, End of Period	$10.12		$12.58		$16.82		$16.08		$16.48		$15.07
Total return (e)	(18.56	)%(f)(g)	(16.32)%		14.17%		7.39	%(g)(h)	11.14	%(g)	9.47	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.35	%(i)(j)	1.34	%(k)	1.37	%(j)	1.36	%(j)	1.40	%(j)	1.49	%(j)
Interest expense	—	%(i)(l)	—		—		—		—		—
Net expenses	1.35	%(i)(j)	1.34	%(k)	1.37	%(j)	1.36	%(j)	1.40	%(j)	1.49	%(j)
Waiver/Reimbursement	0.21	%(i)	—		—		0.01%		0.01%		—	%(l)
Net investment income	2.41	%(i)(j)	2.10	%(k)	1.92	%(j)	1.78	%(j)	1.62	%(j)	1.37	%(j)
Portfolio turnover rate	56	%(f)	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$95,453		$130,863		$180,757		$175,348		$184,795		$183,438

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$12.58		$16.82		$16.07		$16.48		$15.06		$14.01
Income from Investment Operations:
Net investment income (b)	0.14		0.35		0.36		0.33		0.31	(c)	0.25
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.43)		(2.77)		1.87		0.85		1.42		1.11
Total from investment operations	(2.29)		(2.42)		2.23		1.18		1.73		1.36
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.38)		(0.37)		(0.35)		(0.31)		(0.31)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(0.14)		(1.82)		(1.48)		(1.59)		(0.31)		(0.31)
Net Asset Value, End of Period	$10.15		$12.58		$16.82		$16.07		$16.48		$15.06
Total return (d)	(18.19	)%(e)(f)	(16.06)%		14.58%		7.65	%(f)(g)	11.54	%(f)	9.75	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.05	%(h)(i)	1.04	%(j)	1.07	%(i)	1.06	%(i)	1.10	%(i)	1.19	%(i)
Interest expense	—	%(h)(k)	—		—		—		—		—
Net expenses	1.05	%(h)(i)	1.04	%(j)	1.07	%(i)	1.06	%(i)	1.10	%(i)	1.19	%(i)
Waiver/Reimbursement	0.21	%(h)	—		—		0.01%		0.01%		—	%(k)
Net investment income	2.71	%(h)(i)	2.40	%(j)	2.21	%(i)	2.09	%(i)	1.92	%(i)	1.67	%(i)
Portfolio turnover rate	56	%(e)	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$79,533		$107,424		$144,513		$151,703		$167,278		$191,556

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$19.57		$26.76		$22.27		$21.11		$18.57		$17.59
Income from Investment Operations:
Net investment income (loss) (b)	0.07		0.01		0.02		0.01		0.05	(c)	(0.08)
Net realized and unrealized gain (loss) on investments	(5.44)		(5.40)		4.87		1.19		2.51		1.06
Total from investment operations	(5.37)		(5.39)		4.89		1.20		2.56		0.98
Less Distributions to Shareholders:
From net investment income	(0.02)		—		(0.03)		(0.04)		(0.02)		—
From net realized gains	—		(1.81)		(0.37)		—		—		—
Total distributions to shareholders	(0.02)		(1.81)		(0.40)		(0.04)		(0.02)		—
Increase from regulatory settlements	—		0.01		—		—		—		—
Net Asset Value, End of Period	$14.18		$19.57		$26.76		$22.27		$21.11		$18.57
Total return (d)	(27.45	)%(e)	(21.73)%		22.19%		5.69	%(f)	13.80	%(f)	5.57	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.18	%(g)(h)	1.02	%(i)	1.00	%(h)	1.01	%(h)	1.11	%(h)	1.28	%(h)
Interest expense	—	%(g)(j)	—		—	%(j)	—	%(j)	—		—
Net expenses	1.18	%(g)(h)	1.02	%(i)	1.00	%(h)	1.01	%(h)	1.11	%(h)	1.28	%(h)
Waiver/Reimbursement	—		—		—		—	%(j)	—	%(j)	—	%(j)
Net investment income (loss)	0.59	%(g)(h)	0.01	%(i)	0.07	%(h)	0.07	%(h)	0.25	%(h)	(0.40	)%(h)
Portfolio turnover rate	76	%(e)	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$111,002		$156,585		$167,408		$125,124		$10,422		$3,867

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$18.15		$25.12		$21.05		$20.07		$17.76		$16.96
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		(0.17)		(0.16)		(0.13)		(0.09	)(c)	(0.21)
Net realized and unrealized gain (loss) on investments	(5.02)		(5.00)		4.60		1.11		2.40		1.01
Total from investment operations	(5.03)		(5.17)		4.44		0.98		2.31		0.80
Less Distributions to Shareholders:
From net realized gains	—		(1.81)		(0.37)		—		—		—
Increase from regulatory settlements	—		0.01		—		—		—		—
Net Asset Value, End of Period	$13.12		$18.15		$25.12		$21.05		$20.07		$17.76
Total return (d)	(27.71	)%(e)	(22.31)%		21.31%		4.88	%(f)	13.01	%(f)	4.72	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.93	%(g)(h)	1.77	%(i)	1.75	%(h)	1.76	%(h)	1.86	%(h)	2.03	%(h)
Interest expense	—	%(g)(j)	—		—	%(j)	—	%(j)	—		—
Net expenses	1.93	%(g)(h)	1.77	%(i)	1.75	%(h)	1.76	%(h)	1.86	%(h)	2.03	%(h)
Waiver/Reimbursement	—		—		—		—	%(j)	—	%(j)	—	%(j)
Net investment income (loss)	(0.17	)%(g)(h)	(0.77	)%(i)	(0.69	)%(h)	(0.72	)%(h)	(0.48	)%(h)	(1.15	)%(h)
Portfolio turnover rate	76	%(e)	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$26,498		$58,609		$168,284		$227,160		$7,799		$3,195

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$18.16		$25.14		$21.06		$20.10		$17.79		$16.98
Income from Investment Operations:
Net investment loss (b)	(0.01)		(0.16)		(0.16)		(0.13)		(0.09	)(c)	(0.21)
Net realized and unrealized gain (loss) on investments	(5.02)		(5.02)		4.61		1.09		2.40		1.02
Total from investment operations	(5.03)		(5.18)		4.45		0.96		2.31		0.81
Less Distributions to Shareholders:
From net realized gains	—		(1.81)		(0.37)		—		—		—
Increase from regulatory settlements	—		0.01		—		—		—		—
Net Asset Value, End of Period	$13.13		$18.16		$25.14		$21.06		$20.10		$17.79
Total return (d)	(27.70	)%(e)	(22.33)%		21.34%		4.78	%(f)	12.98	%(f)	4.77	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.93	%(g)(h)	1.77	%(i)	1.75	%(h)	1.76	%(h)	1.86	%(h)	2.03	%(h)
Interest expense	—	%(g)(j)	—		—	%(j)	—	%(j)	—		—
Net expenses	1.93	%(g)(h)	1.77	%(i)	1.75	%(h)	1.76	%(h)	1.86	%(h)	2.03	%(h)
Waiver/Reimbursement	—		—		—		—	%(j)	—	%(j)	—	%(j)
Net investment loss	(0.18	)%(g)(h)	(0.75	)%(i)	(0.68	)%(h)	(0.69	)%(h)	(0.45	)%(h)	(1.15	)%(h)
Portfolio turnover rate	76	%(e)	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$14,115		$21,208		$31,834		$31,046		$1,419		$780

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,				Period Ended September 30,
Class E Shares	2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$19.53		$26.74		$22.27		$22.13
Income from Investment Operations:
Net investment income (loss) (b)	0.04		(0.02)		(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments	(5.41)		(5.39)		4.87		0.14
Total income (loss) from operations	(5.37)		(5.41)		4.86		0.14
Less Distributions to Shareholders:
Net investment income	—	(c)	—		(0.02)		—
Net realized gains	—		(1.81)		(0.37)		—
Total distributions to shareholders	—	(c)	(1.81)		(0.39)		—
Increase from regulatory settlements	—		0.01		—		—
Net Asset Value, End of Period	$14.16		$19.53		$26.74		$22.27
Total return (d)	(27.49	)%(e)	(21.82)%		22.07%		0.63	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.28	%(g)(h)	1.12	%(i)	1.10	%(h)	1.12	%(g)(h)
Interest expense	—	%(g)(j)	—		—	%(j)	—	%(g)(j)
Net expenses	1.28	%(g)(h)	1.12	%(i)	1.10	%(h)	1.12	%(g)(h)
Waiver/Reimbursement	—		—		—		—	%(g)(j)
Net investment income (loss)	0.49	%(g)(h)	(0.09	)%(i)	(0.03	)%(h)	(0.23	)%(g)(h)
Portfolio turnover rate	76	%(e)	164%		151%		171	%(e)
Net assets, end of period (000's)	$10,344		$14,782		$18,185		$13,071

(a)  Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,				Period Ended September 30,
Class F Shares	2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$18.14		$25.11		$21.05		$20.93
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		(0.18)		(0.16)		—	(c)
Net realized and unrealized gain (loss) on investments	(5.01)		(4.99)		4.59		0.12
Total income (loss) from operations	(5.02)		(5.17)		4.43		0.12
Less Distributions to Shareholders:
From net realized gains	—		(1.81)		(0.37)		—
Increase from regulatory settlements	—		0.01		—		—
Net Asset Value, End of Period	$13.12		$18.14		$25.11		$21.05
Total return (d)	(27.67	)%(e)	(22.31)%		21.26%		0.57	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.93	%(g)(h)	1.77	%(i)	1.75	%(h)	1.77	%(g)(h)
Interest expense	—	%(g)(j)	—		—	%(j)	—	%(g)(j)
Net expenses	1.93	%(g)(h)	1.77	%(i)	1.75	%(h)	1.77	%(g)(h)
Waiver/Reimbursement	—		—		—		—	%(g)(j)
Net investment loss	(0.16	)%(g)(h)	(0.80	)%(i)	(0.70	)%(h)	(0.88	)%(g)(h)
Portfolio turnover rate	76	%(e)	164%		151%		171	%(e)
Net assets, end of period (000's)	$221		$380		$2,915		$5,319

(a)  Class F shares commenced operations on on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2009		2008		2007 (a)		2006		2005		2004 (b)
Net Asset Value, Beginning of Period	$19.42		$26.58		$22.13		$20.98		$18.46		$17.50
Income from Investment Operations:
Net investment income (loss) (c)	0.04		(0.01)		0.01		0.01		0.07	(d)	(0.09)
Net realized and unrealized gain on investments	(5.37)		(5.35)		4.84		1.17		2.47		1.05
Total income (loss) from operations	(5.33)		(5.36)		4.85		1.18		2.54		0.96
Less Distributions to Shareholders:
From net investment income	—		—		(0.03)		(0.03)		(0.02)		—
From net realized gains	—		(1.81)		(0.37)		—		—		—
Total distributions to shareholders	—		(1.81)		(0.40)		(0.03)		(0.02)		—
Increase from regulatory settlements	—		0.01		—		—		—		—
Net Asset Value, End of Period	$14.09		$19.42		$26.58		$22.13		$20.98		$18.46
Total return (e)	(27.45	)%(f)	(21.76)%		22.14%		5.63	%(g)	13.76	%(g)	5.49	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.23	%(h)(i)	1.07	%(j)	1.05	%(i)	1.06	%(i)	1.16	%(i)	1.35	%(i)
Interest expense	—	%(h)(k)	—		—	%(k)	—	%(k)	—		—
Net expenses	1.23	%(h)(i)	1.07	%(j)	1.05	%(i)	1.06	%(i)	1.16	%(i)	1.35	%(i)
Waiver/Reimbursement	—		—		—		—	%(k)	—	%(k)	—	%(k)
Net investment income (loss)	0.54	%(h)(i)	(0.05	)%(j)	0.02	%(i)	0.06	%(i)	0.33	%(i)	(0.47	)%(i)
Portfolio turnover rate	76	%(f)	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$114,146		$169,295		$244,901		$209,952		$218,095		$219,129

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2009		2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$20.02		$27.32		$22.68		$21.50		$18.87		$17.84
Income from Investment Operations:
Net investment income (loss) (b)	0.06		0.06		0.08		0.08		0.11	(c)	(0.03)
Net realized and unrealized gain (loss) on investments	(5.53)		(5.51)		4.97		1.19		2.55		1.07
Total from investment operations	(5.47)		(5.45)		5.05		1.27		2.66		1.04
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.05)		(0.04)		(0.09)		(0.03)		(0.01)
From net realized gains	—		(1.81)		(0.37)		—		—		—
Total distributions to shareholders	(0.06)		(1.86)		(0.41)		(0.09)		(0.03)		(0.01)
Increase from regulatory settlements	—		0.01		—		—		—		—
Net Asset Value, End of Period	$14.49		$20.02		$27.32		$22.68		$21.50		$18.87
Total return (d)	(27.33	)%(e)	(21.55)%		22.53%		5.92	%(f)	14.12	%(f)	5.83	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.93	%(g)(h)	0.77	%(i)	0.75	%(h)	0.76	%(h)	0.86	%(h)	1.03	%(h)
Interest expense	—	%(g)(j)	—		—	%(j)	—	%(j)	—		—
Net expenses	0.93	%(g)(h)	0.77	%(i)	0.75	%(h)	0.76	%(h)	0.86	%(h)	1.03	%(h)
Waiver/Reimbursement	—		—		—		—	%(j)	—	%(j)	—	%(j)
Net investment income (loss)	0.84	%(g)(h)	0.25	%(i)	0.32	%(h)	0.35	%(h)	0.53	%(h)	(0.15	)%(h)
Portfolio turnover rate	76	%(e)	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$723,540		$979,353		$1,302,932		$1,169,103		$1,242,736		$634,710

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2009		2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$10.53		$16.32		$15.70	$14.60		$12.71		$11.02
Income from Investment Operations:
Net investment income (b)	0.10		0.17		0.14	0.17		0.17	(c)	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	(3.70)		(3.96)		2.10	2.18		1.88		1.75
Total from investment operations	(3.60)		(3.79)		2.24	2.35		2.05		1.92
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.17)		(0.16)	(0.18)		(0.16)		(0.23)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(0.11)		(2.00)		(1.62)	(1.25)		(0.16)		(0.23)
Net Asset Value, End of Period	$6.82		$10.53		$16.32	$15.70		$14.60		$12.71
Total return (d)	(34.29	)%(e)(f)	(26.09)%		15.00%	17.19	%(f)	16.21	%(f)	17.53%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.34	%(h)	1.28%		1.24%	1.21%		1.23%		1.31%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—		—
Net expenses (g)	1.34	%(h)	1.28%		1.24%	1.21%		1.23%		1.31%
Waiver/Reimbursement	0.01	%(h)	—		—	—	%(i)	0.01%		—
Net investment income (g)	2.59	%(h)	1.32%		0.89%	1.15%		1.21%		1.34%
Portfolio turnover rate	111	%(e)	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$8,500		$16,171		$34,706	$12,717		$4,269		$2,511

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2009		2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$9.92		$15.47		$14.96	$13.96		$12.16		$10.49
Income from Investment Operations:
Net investment income (b)	0.07		0.07		0.03	0.06		0.06	(c)	0.07
Net realized and unrealized gain (loss) on investments and futures contracts	(3.48)		(3.72)		1.98	2.08		1.80		1.67
Total from investment operations	(3.41)		(3.65)		2.01	2.14		1.86		1.74
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.07)		(0.04)	(0.07)		(0.06)		(0.07)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(0.08)		(1.90)		(1.50)	(1.14)		(0.06)		(0.07)
Net Asset Value, End of Period	$6.43		$9.92		$15.47	$14.96		$13.96		$12.16
Total return (d)	(34.46	)%(e)(f)	(26.59)%		14.12%	16.35	%(f)	15.30	%(f)	16.64%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.09	%(h)	2.03%		1.99%	1.96%		1.98%		2.06%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—		—
Net expenses (g)	2.09	%(h)	2.03%		1.99%	1.96%		1.98%		2.06%
Waiver/Reimbursement	0.01	%(h)	—		—	—	%(i)	0.01%		—
Net investment income (g)	1.84	%(h)	0.56%		0.19%	0.43%		0.46%		0.60%
Portfolio turnover rate	111	%(e)	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$1,871		$3,914		$7,690	$5,332		$3,974		$2,370

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2009		2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$9.89		$15.44		$14.93	$13.94		$12.14		$10.47
Income from Investment Operations:
Net investment income (b)	0.07		0.07		0.02	0.05		0.06	(c)	0.07
Net realized and unrealized gain (loss) on investments and futures contracts	(3.47)		(3.72)		1.99	2.08		1.80		1.67
Total from investment operations	(3.40)		(3.65)		2.01	2.13		1.86		1.74
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.07)		(0.04)	(0.07)		(0.06)		(0.07)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(0.08)		(1.90)		(1.50)	(1.14)		(0.06)		(0.07)
Net Asset Value, End of Period	$6.41		$9.89		$15.44	$14.93		$13.94		$12.14
Total return (d)	(34.46	)%(e)(f)	(26.64)%		14.15%	16.30	%(f)	15.33	%(f)	16.67%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.09	%(h)	2.03%		1.99%	1.96%		1.98%		2.07%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—		—
Net expenses (g)	2.09	%(h)	2.03%		1.99%	1.96%		1.98%		2.07%
Waiver/Reimbursement	0.01	%(h)	—		—	—	%(i)	0.01%		—
Net investment income (g)	1.85	%(h)	0.55%		0.14%	0.39%		0.49%		0.63%
Portfolio turnover rate	111	%(e)	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$1,439		$2,801		$5,650	$1,801		$453		$291

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2009		2008		2007 (a)	2006		2005		2004 (b)
Net Asset Value, Beginning of Period	$10.53		$16.33		$15.70	$14.60		$12.72		$11.00
Income from Investment Operations:
Net investment income (c)	0.10		0.16		0.15	0.17		0.17	(d)	0.16
Net realized and unrealized gain (loss) on investments and futures contracts	(3.69)		(3.97)		2.09	2.18		1.86		1.76
Total from investment operations	(3.59)		(3.81)		2.24	2.35		2.03		1.92
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.16)		(0.15)	(0.18)		(0.15)		(0.20)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(0.11)		(1.99)		(1.61)	(1.25)		(0.15)		(0.20)
Net Asset Value, End of Period	$6.83		$10.53		$16.33	$15.70		$14.60		$12.72
Total return (e)	(34.21	)%(f)(g)	(26.18)%		15.01%	17.13	%(g)	16.06	%(g)	17.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.39	%(i)	1.33%		1.29%	1.26%		1.28%		1.38%
Interest expense	—	%(i)(j)	—	%(j)	—	—	%(j)	—		—
Net expenses (h)	1.39	%(i)	1.33%		1.29%	1.26%		1.28%		1.38%
Waiver/Reimbursement	0.01	%(i)	—		—	—	%(j)	0.01%		—
Net investment income (h)	2.53	%(i)	1.27%		0.91%	1.15%		1.22%		1.31%
Portfolio turnover rate	111	%(f)	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$54,325		$89,694		$140,443	$137,595		$134,792		$133,094

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2009		2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$10.80		$16.69		$16.02	$14.87		$12.95		$11.24
Income from Investment Operations:
Net investment income (b)	0.11		0.21		0.20	0.22		0.21	(c)	0.20
Net realized and unrealized gain (loss) on investments and futures contracts	(3.78)		(4.07)		2.13	2.22		1.91		1.79
Total from investment operations	(3.67)		(3.86)		2.33	2.44		2.12		1.99
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.20)		(0.20)	(0.22)		(0.20)		(0.28)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(0.12)		(2.03)		(1.66)	(1.29)		(0.20)		(0.28)
Net Asset Value, End of Period	$7.01		$10.80		$16.69	$16.02		$14.87		$12.95
Total return (d)	(34.09	)%(e)(f)	(25.92)%		15.29%	17.50	%(f)	16.43	%(f)	17.86%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.09	%(h)	1.03%		0.99%	0.96%		0.98%		1.06%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—		—
Net expenses (g)	1.09	%(h)	1.03%		0.99%	0.96%		0.98%		1.06%
Waiver/Reimbursement	0.01	%(h)	—		—	—	%(i)	0.01		—
Net investment income (g)	2.84	%(h)	1.58%		1.20%	1.45%		1.53%		1.62%
Portfolio turnover rate	111	%(e)	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$168,365		$222,212		$341,612	$285,941		$283,187		$283,469

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares (a)	2009		2008		2007		2006		2005 (b)		2004 (c)
Net Asset Value, Beginning of Period	$11.89		$15.51		$14.03		$13.59		$12.01		$11.22
Income from Investment Operations:
Net investment income (d)	0.05		0.07		0.05		—	(e)	0.07	(f)	—	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.45)		(2.17)		2.60		1.21		1.93		0.80
Total from investment operations	(3.40)		(2.10)		2.65		1.21		2.00		0.80
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.05)		—		(0.01)		(0.07)		(0.01)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(0.07)		(1.52)		(1.17)		(0.77)		(0.42)		(0.01)
Net Asset Value, End of Period	$8.42		$11.89		$15.51		$14.03		$13.59		$12.01
Total return (g)(h)	(28.60	)%(i)	(15.35)%		19.82%		9.24%		16.98%		7.09%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.16	%(j)(k)	1.14	%(l)	1.14	%(k)	1.14	%(k)	1.14	%(k)	1.14	%(k)
Interest expense	—		—	%(m)	—		—		—		—
Net expenses	1.16	%(j)(k)	1.14	%(l)	1.14	%(k)	1.14	%(k)	1.24	%(k)	1.35	%(k)
Waiver/Reimbursement	0.17	%(j)	0.10%		0.10%		0.12%		0.09%		—	%(m)
Net investment income (loss)	1.26	%(j)(k)	0.53	%(l)	0.32	%(k)	—	%(k)(m)	0.59	%(k)	(0.02	)%(k)
Portfolio turnover rate	80	%(i)	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$11,345		$11,187		$12,054		$10,578		$10,393		$9,304

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  Annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  The benefits derived from expense reductions had an impact of 0.01%.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares (a)	2009		2008		2007		2006		2005 (b)		2004 (c)
Net Asset Value, Beginning of Period	$11.14		$14.67		$13.42		$13.12		$11.68		$10.99
Income from Investment Operations:
Net investment income (loss) (d)	0.02		(0.03)		(0.06)		(0.10)		(0.04	)(e)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.24)		(2.03)		2.48		1.16		1.88		0.78
Total from investment operations	(3.22)		(2.06)		2.42		1.06		1.84		0.69
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.05)		—
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	—		(1.47)		(1.17)		(0.76)		(0.40)		—
Net Asset Value, End of Period	$7.92		$11.14		$14.67		$13.42		$13.12		$11.68
Total return (f)(g)	(28.90	)%(h)	(15.96)%		18.94%		8.40%		16.02%		6.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.91	%(i)(j)	1.89	%(k)	1.89	%(j)	1.89	%(j)	1.99	%(j)	2.09	%(j)
Interest expense	—		—	%(l)	—		—		—		—
Net expenses	1.91	%(i)(j)	1.89	%(k)	1.89	%(j)	1.89	%(j)	1.99	%(j)	2.09	%(j)
Waiver/Reimbursement	0.17	%(i)	0.10%		0.10%		0.12%		0.09%		—	%(l)
Net investment income (loss)	0.51	%(i)(j)	(0.22	)%(k)	(0.44	)%(j)	(0.75	)%(j)	(0.31	)%(j)	(0.76	)%(j)
Portfolio turnover rate	80	%(h)	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$2,360		$3,629		$4,796		$5,637		$6,628		$3,425

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares (a)	2009		2008		2007		2006		2005 (b)		2004 (c)
Net Asset Value, Beginning of Period	$11.15		$14.68		$13.43		$13.13		$11.68		$10.99
Income from Investment Operations:
Net investment income (loss) (d)	0.05		(0.03)		(0.06)		(0.10)		(0.03	)(e)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.27)		(2.03)		2.48		1.16		1.88		0.78
Total from investment operations	(3.22)		(2.06)		2.42		1.06		1.85		0.69
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.05)		—
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	—		(1.47)		(1.17)		(0.76)		(0.40)		—
Net Asset Value, End of Period	$7.93		$11.15		$14.68		$13.43		$13.13		$11.68
Total return (f)(g)	(28.88	)%(h)	(15.95)%		18.93%		8.40%		16.10%		6.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.91	%(i)(j)	1.89	%(k)	1.89	%(j)	1.89	%(j)	1.99	%(j)	2.09	%(j)
Interest expense	—		—	%(l)	—		—		—		—
Net expenses	1.91	%(i)(j)	1.89	%(k)	1.89	%(j)	1.89	%(j)	1.99	%(j)	2.09	%(j)
Waiver/Reimbursement	0.17	%(i)	0.10%		0.10%		0.12%		0.09%		—	%(l)
Net investment income (loss)	0.52	%(i)(j)	(0.21	)%(k)	(0.41	)%(j)	(0.75	)%(j)	(0.25	)%(j)	(0.74	)%(j)
Portfolio turnover rate	80	%(h)	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$2,645		$1,718		$1,428		$906		$605		$345

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares (a)	2009		2008		2007 (b)		2006		2005 (c)		2004 (d)
Net Asset Value, Beginning of Period	$11.80		$15.40		$13.95		$13.52		$11.95		$11.18
Income from Investment Operations:
Net investment income (loss) (e)	0.05		0.06		0.04		(0.01)		0.07	(f)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.42)		(2.15)		2.58		1.21		1.92		0.78
Total from investment operations	(3.37)		(2.09)		2.62		1.20		1.99		0.77
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.04)		—	(g)	(0.01)		(0.07)		—	(g)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(0.07)		(1.51)		(1.17)		(0.77)		(0.42)		—	(g)
Net Asset Value, End of Period	$8.36		$11.80		$15.40		$13.95		$13.52		$11.95
Total return (h)(i)	(28.62	)%(j)	(15.37)%		19.70%		9.16%		16.97%		6.92%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.21	%(k)(l)	1.19	%(m)	1.19	%(l)	1.19	%(l)	1.29	%(l)	1.40	%(l)
Interest expense	—		—	%(n)	—		—		—		—
Net expenses	1.21	%(k)(l)	1.19	%(m)	1.19	%(l)	1.19	%(l)	1.29	%(l)	1.40	%(l)
Waiver/Reimbursement	0.17	%(k)	0.10%		0.10%		0.12%		0.09%		—	%(n)
Net investment income (loss)	1.20	%(k)(l)	0.48	%(m)	0.27	%(l)	(0.05	)%(l)	0.57	%(l)	(0.07	)%(l)
Portfolio turnover rate	80	%(j)	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$87,299		$132,272		$177,345		$168,506		$180,345		$179,310

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On August 8, 2007, Class G shares were converted to Class T shares.

(c)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(d)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  Annualized.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  The benefits derived from expense reductions had an impact of 0.01%.

(n)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares (a)	2009		2008		2007		2006		2005 (b)		2004 (c)
Net Asset Value, Beginning of Period	$11.97		$15.60		$14.10		$13.66		$12.05		$11.25
Income from Investment Operations:
Net investment income (d)	0.07		0.11		0.08		0.03		0.09	(e)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(3.48)		(2.18)		2.62		1.21		1.95		0.79
Total from investment operations	(3.41)		(2.07)		2.70		1.24		2.04		0.82
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.09)		(0.03)		(0.04)		(0.08)		(0.02)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(0.10)		(1.56)		(1.20)		(0.80)		(0.43)		(0.02)
Net Asset Value, End of Period	$8.46		$11.97		$15.60		$14.10		$13.66		$12.05
Total return (f)(g)	(28.49	)%(h)	(15.11)%		20.13%		9.45%		17.25%		7.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.91	%(i)(k)	0.89	%(j)	0.89	%(k)	0.89	%(k)	0.99	%(k)	1.07	%(k)
Interest expense	—		—	%(l)	—		—		—		—
Net expenses	0.91	%(i)(k)	0.89	%(j)	0.89	%(k)	0.89	%(k)	0.99	%(k)	1.07	%(k)
Waiver/Reimbursement	0.17	%(i)	0.10%		0.10%		0.12%		0.09%		—	%(l)
Net investment income	1.51	%(i)(k)	0.77	%(j)	0.57	%(k)	0.25	%(k)	0.67	%(k)	0.26	%(k)
Portfolio turnover rate	80	%(h)	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$161,406		$173,479		$245,529		$256,039		$310,472		$175,124

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2009		2008	2007	2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$14.14		$20.01	$19.72	$19.32		$17.54		$15.30
Income from Investment Operations:
Net investment income (loss) (c)	—	(d)	(0.09)	0.04 (e)	(0.06)		(0.06)		(0.07)
Net realized and unrealized gain (loss) on investments	(5.20)		(2.11)	2.46	1.91		2.91		2.75
Total from investment operations	(5.20)		(2.20)	2.50	1.85		2.85		2.68
Less Distributions to Shareholders:
From net investment income	—		(0.03)	—	—		—		—
From net realized gains	(1.15)		(3.64)	(2.21)	(1.45)		(1.07)		(0.44)
Total distributions to shareholders	(1.15)		(3.67)	(2.21)	(1.45)		(1.07)		(0.44)
Net Asset Value, End of Period	$7.79		$14.14	$20.01	$19.72		$19.32		$17.54
Total return (f)	(37.72	)%(g)(h)	(12.86)%	13.30%	10.08	%(h)	16.69	%(h)	17.73	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.38	%(j)	1.25%	1.21%	1.16%		1.13%		1.15%
Interest expense	—		—	—	—	%(k)	—		—
Net expenses (i)	1.38	%(j)	1.25%	1.21%	1.16%		1.13%		1.15%
Waiver/Reimbursement	0.04	%(j)	—	—	—	%(k)	—	%(k)	—	%(k)
Net investment income (loss) (i)	(0.09	)%(j)	(0.56)%	0.22%	(0.30)%		(0.31)%		(0.40)%
Portfolio turnover rate	4	%(g)	25%	44%	14%		16%		26%
Net assets, end of period (000's)	$63,581		$115,246	$176,504	$190,390		$211,527		$211,502

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2009		2008	2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$12.97		$18.75	$18.73		$18.56		$16.89		$14.75
Income from Investment Operations:
Net investment loss (c)	(0.03)		(0.19)	(0.10	)(d)	(0.19)		(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	(4.75)		(1.95)	2.33		1.81		2.81		2.67
Total from investment operations	(4.78)		(2.14)	2.23		1.62		2.62		2.48
Less Distributions to Shareholders:
From net realized gains	(1.15)		(3.64)	(2.21)		(1.45)		(0.95)		(0.34)
Net Asset Value, End of Period	$7.04		$12.97	$18.75		$18.73		$18.56		$16.89
Total return (e)	(37.90	)%(f)(g)	(13.53)%	12.49%		9.17	%(g)	15.87	%(g)	16.96	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	2.13	%(i)	2.00%	1.96%		1.91%		1.88%		1.90%
Interest expense	—		—	—		—	%(j)	—		—
Net expenses (h)	2.13	%(i)	2.00%	1.96%		1.91%		1.88%		1.90%
Waiver/Reimbursement	0.04	%(i)	—	—		—	%(j)	—	%(j)	—	%(j)
Net investment loss (h)	(0.84	)%(i)	(1.31)%	(0.53)%		(1.05)%		(1.06)%		(1.15)%
Portfolio turnover rate	4	%(f)	25%	44%		14%		16%		26%
Net assets, end of period (000's)	$12,397		$23,085	$35,918		$39,109		$42,439		$40,170

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2009		2008	2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$12.99		$18.76	$18.75		$18.57		$16.91		$14.77
Income from Investment Operations:
Net investment loss (c)	(0.03)		(0.19)	(0.10	)(d)	(0.19)		(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	(4.76)		(1.94)	2.32		1.82		2.80		2.67
Total from investment operations	(4.79)		(2.13)	2.22		1.63		2.61		2.48
Less Distributions to Shareholders:
From net realized gains	(1.15)		(3.64)	(2.21)		(1.45)		(0.95)		(0.34)
Net Asset Value, End of Period	$7.05		$12.99	$18.76		$18.75		$18.57		$16.91
Total return (e)	(37.91	)%(f)(g)	(13.46)%	12.41%		9.23	%(g)	15.79	%(g)	16.94	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	2.13	%(i)	2.00%	1.96%		1.91%		1.88%		1.90%
Interest expense	—		—	—		—	%(j)	—		—
Net expenses (h)	2.13	%(i)	2.00%	1.96%		1.91%		1.88%		1.90%
Waiver/Reimbursement	0.04	%(i)	—	—		—	%(j)	—	%(j)	—	%(j)
Net investment loss (h)	(0.84	)%(i)	(1.29)%	(0.53)%		(1.05)%		(1.06)%		(1.15)%
Portfolio turnover rate	4	%(f)	25%	44%		14%		16%		26%
Net assets, end of period (000's)	$12,241		$24,756	$42,312		$46,241		$56,163		$64,686

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2009		2008	2007 (a)	2006		2005 (b)		2004 (c)
Net Asset Value, Beginning of Period	$13.94		$19.78	$19.53	$19.15		$17.40		$15.16
Income from Investment Operations:
Net investment income (loss) (d)	(0.01)		(0.10)	0.03 (e)	(0.07)		(0.07)		(0.08)
Net realized and unrealized gain (loss) on investments	(5.11)		(2.08)	2.43	1.90		2.88		2.74
Total from investment operations	(5.12)		(2.18)	2.46	1.83		2.81		2.66
Less Distributions to Shareholders:
From net investment income	—		(0.02)	—	—		—		—
From net realized gains	(1.15)		(3.64)	(2.21)	(1.45)		(1.06)		(0.42)
Total distributions to shareholders	(1.15)		(3.66)	(2.21)	(1.45)		(1.06)		(0.42)
Net Asset Value, End of Period	$7.67		$13.94	$19.78	$19.53		$19.15		$17.40
Total return (f)	(37.68	)%(g)(h)	(12.90)%	13.22%	10.04	%(h)	16.58	%(h)	17.73	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.43	%(j)	1.30%	1.26%	1.21%		1.18%		1.21%
Interest expense	—		—	—	—	%(k)	—		—
Net expenses (i)	1.43	%(j)	1.30%	1.26%	1.21%		1.18%		1.21%
Waiver/Reimbursement	0.04	%(j)	—	—	—	%(k)	—	%(k)	—	%(k)
Net investment income (loss) (i)	(0.14	)%(j)	(0.63)%	0.17%	(0.35)%		(0.36)%		(0.45)%
Portfolio turnover rate	4	%(g)	25%	44%	14%		16%		26%
Net assets, end of period (000's)	$52,569		$98,299	$136,381	$135,538		$150,042		$146,752

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(c)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2009		2008	2007	2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$14.42		$20.33	$19.96	$19.54		$17.73		$15.45
Income from Investment Operations:
Net investment income (loss) (c)	—	(d)	(0.04)	0.09 (e)	(0.01)		(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	(5.29)		(2.15)	2.49	1.93		2.94		2.80
Total from investment operations	(5.29)		(2.19)	2.58	1.92		2.93		2.77
Less Distributions to Shareholders:
From net investment income	—		(0.08)	—	—		—		—
From net realized gains	(1.15)		(3.64)	(2.21)	(1.50)		(1.12)		(0.49)
Total distributions to shareholders	(1.15)		(3.72)	(2.21)	(1.50)		(1.12)		(0.49)
Net Asset Value, End of Period	$7.98		$14.42	$20.33	$19.96		$19.54		$17.73
Total return (f)	(37.60	)%(g)(h)	(12.60)%	13.56%	10.32	%(g)	16.96	%(g)	18.12	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.13	%(j)	1.00%	0.96%	0.91%		0.88%		0.90%
Interest expense	—		—	—	—	%(k)	—		—
Net expenses (i)	1.13	%(j)	1.00%	0.96%	0.91%		0.88%		0.90%
Waiver/Reimbursement	0.04	%(j)	—	—	—	%(k)	—	%(k)	—	%(k)
Net investment income (loss) (i)	0.16	%(j)	(0.27)%	0.46%	(0.05)%		(0.06)%		(0.15)%
Portfolio turnover rate	4	%(h)	25%	44%	14%		16%		26%
Net assets, end of period (000's)	$232,642		$413,763	$834,537	$929,791		$1,058,362		$1,101,312

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds
March 31, 2009 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (each, a "Fund" and collectively, the "Funds"), each a series of the Trust:

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Contrarian Core Fund

Columbia Small Cap Core Fund

Investment Objectives

Columbia Asset Allocation Fund seeks total return, consisting of current income and long-term capital appreciation. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund each seek long-term capital appreciation. Columbia Disciplined Value Fund seeks total return, consisting primarily of long-term capital appreciation and secondarily of current income. Columbia Contrarian Core Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers the following classes of shares: Class A, Class B, Class C, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E and Class F shares. Each share class has its own expense structure and sales charges, as applicable. Columbia Large Cap Growth Fund's Class E and Class F shares are closed to new investors and new accounts. Effective February 17, 2009, Columbia Small Cap Core Fund is reopened to new investors and new accounts. Beginning on or about June 22, 2009, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds, the Funds will no longer accept investments in Class B shares from new or existing investors in the Funds' Class B shares.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class E shares purchased without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase. Class B and Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B and Class F shares will generally convert to Class A and Class E shares, respectively, eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt

Stock Funds, March 31, 2009 (Unaudited) (continued)

securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occassionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 and Clarification of the Effective Date of FASB Statement No. 161 ("Amendment"), was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund's credit derivatives and hybrid financial instruments

Stock Funds, March 31, 2009 (Unaudited) (continued)

containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on

Stock Funds, March 31, 2009 (Unaudited) (continued)

foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Stock Funds, March 31, 2009 (Unaudited) (continued)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income for Columbia Asset Allocation Fund and Columbia Disciplined Value Fund, if any, are declared and paid quarterly. Distributions from net investment income for Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually for all Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2008 was as follows:

	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$16,866,926	$18,874,251
Columbia Large Cap Growth Fund	45,787,868	84,902,930
Columbia Disciplined Value Fund	30,074,083	33,058,052
Columbia Contrarian Core Fund	4,007,433	38,235,728
Columbia Small Cap Core Fund	15,046,065	202,806,013

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Stock Funds, March 31, 2009 (Unaudited) (continued)

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Asset Allocation Fund	$7,773,214	$(31,921,783)	$(24,148,569)
Columbia Large Cap Growth Fund	50,992,120	(161,731,161)	(110,739,041)
Columbia Disciplined Value Fund	23,584,523	(45,623,991)	(22,039,468)
Columbia Contrarian Core Fund	20,961,020	(35,819,001)	(14,857,981)
Columbia Small Cap Core Fund	51,090,387	(270,346,845)	(219,256,458)

The following capital loss carryforwards, determined as of September 30, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009	2010	2011	Total
Columbia Large Cap Growth Fund	$66,817,318	$75,033,010	$5,529,590	$147,379,918
Columbia Contrarian Core Fund	—	1,963,275	—	1,963,275

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Stock Funds, March 31, 2009 (Unaudited) (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Contrarian Core Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

For the six month period ended March 31, 2009, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Funds' average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.53%
Columbia Disciplined Value Fund	0.70%
Columbia Contrarian Core Fund	0.70%
Columbia Small Cap Core Fund	0.75%

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Stock Funds, March 31, 2009 (Unaudited) (continued)

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the six month period ended March 31, 2009, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the six month period ended March 31, 2009, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C
Columbia Asset Allocation Fund	$3,073	$885	$—	$2,949	$188
Columbia Large Cap Growth Fund	12,045	2,892	70	19,748	1,817
Columbia Disciplined Value Fund	1,040	661	—	5,181	237
Columbia Contrarian Core Fund	4,328	779	2	2,655	239
Columbia Small Cap Core Fund	1,482	690	6	13,281	56

Stock Funds, March 31, 2009 (Unaudited) (continued)

The Funds have adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly distribution and service fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—
Columbia Contrarian Core Fund	0.10%	0.75%	0.75%	—	—
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—
	Service Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—
Columbia Contrarian Core Fund	0.25%	0.25%	0.25%	—	—
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—

The Funds may pay distribution and service (12b-1) fees at the maximum annual rate of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the six month period ended March 31, 2009, the annualized distribution and service fees were 0.00% and 0.25%, respectively, of each Fund's average daily net assets.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Funds have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by service organizations. The Funds may pay shareholder services fees (which are included in other expenses) of up to 0.25% of each Fund's average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of each Fund's average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of each Fund's average daily net assets attributable to Class T shares. For the six month period ended March 31, 2009, the shareholder services fee was 0.30% of each Fund's average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse certain expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits

Stock Funds, March 31, 2009 (Unaudited) (continued)

from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Fund	Annual Rate
Columbia Asset Allocation Fund	0.95%
Columbia Large Cap Growth Fund	1.00%
Columbia Disciplined Value Fund	1.00%
Columbia Small Cap Core Fund	1.10%

Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Effective February 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Columbia Contrarian Core Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.94% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time. Prior to February 1, 2009, Columbia voluntarily reimbursed Columbia Contrarian Core Fund so that ordinary operating expenses did not exceed 0.89% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fee" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, Columbia Asset Allocation Fund used several brokers that are affiliates of BOA. The total brokerage commissions paid to affiliated brokers for the six month period ended March 31, 2009 was $141.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the six month period ended March 31, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Asset Allocation Fund	$199
Columbia Large Cap Growth Fund	10
Columbia Disciplined Value Fund	185
Columbia Contrarian Core Fund	3
Columbia Small Cap Core Fund	78

Stock Funds, March 31, 2009 (Unaudited) (continued)

Note 6. Portfolio Information

For the six month period ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$21,295,305	$27,997,727	$86,739,227	$93,920,842
Columbia Large Cap Growth Fund	—	—	830,565,103	823,143,123
Columbia Disciplined Value Fund	—	—	322,541,914	299,381,319
Columbia Contrarian Core Fund	—	—	252,986,154	223,132,880
Columbia Small Cap Core Fund	—	—	16,888,139	30,394,823

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to December 18, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

Fund	Average Borrowings	Weighted Average Interest Rate
Columbia Asset Allocation Fund	$1,000,000	0.63%
Columbia Large Cap Growth Fund	2,000,000	1.00%
Columbia Disciplined Value Fund	2,000,000	1.28%

Note 8. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds.

Stock Funds, March 31, 2009 (Unaudited) (continued)

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of March 31, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Disciplined Value Fund	48.9
Columbia Contrarian Core Fund	19.1
Columbia Small Cap Core Fund	27.6

As of March 31, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Disciplined Value Fund	5.4
Columbia Contrarian Core Fund	13.7

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low

Stock Funds, March 31, 2009 (Unaudited) (continued)

interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds

Stock Funds, March 31, 2009 (Unaudited) (continued)

Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through April 30, 2008 relative to that of a peer group selected by an independent third-party data provider for the purposes of performance comparisons. Specifically, Columbia Asset Allocation Fund's performance was in the second quintile (where best performance would be in the first quintile) for the one-year period, in the third quintile for the three- and five-year periods and in the fourth quintile for the ten-year period; Columbia Large Cap Growth Fund's performance was in the third quintile for the one-, five-, and ten-year periods, and in the second quintile for the three-year period; Columbia Disciplined Value Fund's performance was in the fifth quintile for the one-year period and in the second quintile for the three-, five- and ten-year periods; Columbia Contrarian Core (formerly Columbia Common Stock Fund) Fund's performance was in the first quintile for the one- and three-year periods, in the third quintile for the five-year period, and in the fourth quintile for the ten-year period; and Columbia Small Cap Core Fund's performance was in the second quintile for the one-, three-, and ten-year periods, and in the third quintile for the five-year period.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for the purposes of expense comparisons. Specifically, Columbia Asset Allocation Fund's total expenses were in the fifth quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile); Columbia Large Cap Growth Fund's total expenses and actual management fees were in the second quintile; Columbia Disciplined Value Fund's total expenses were in the fourth quintile and actual management fees were in the third quintile; Columbia Contrarian Core Fund's total expenses were in the first quintile and actual management fees were in the second quintile; and Columbia Small Cap Core Fund's total expenses and actual management fees were in the second quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•   the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of, such funds the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

    a. Management-only profitability should be calculated without reference to any Private Bank expense.

    b. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    c. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    d. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Stock Funds

Semiannual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/10820-0309 (05/09) 09/79021

Semiannual Report

March 31, 2009

Columbia Dividend Income Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/09

–23.84% Class A shares (without sales charge)

–30.59% Russell 1000 Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund’s investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■

For the six-month period that ended March 31, 2009, the fund’s Class A shares returned negative 23.84% without sales charge. The fund held up considerably better than its benchmark, the Russell 1000 Index[1], which returned negative 30.59% for the same period. Its losses were also significantly less than for the average fund in its peer group, the Lipper Equity Income Funds Classification[2], which returned negative 29.35%. Negative returns are always a disappointment, but early defensive positioning and successful stock selection helped temper the fund’s declines. Dividends on fund holdings shrank far less than the dividends on the Standard and Poor’s 500 Stock Index.

■

Health care was the fund’s strongest sector, bolstered by pending mergers affecting Schering-Plough and Wyeth (3.5% and 1.9% of net assets, respectively). Oil companies Chevron and Exxon Mobil (2.2% and 3.6% of net assets, respectively) held up better than the benchmark, and shares of Murphy Oil (0.5% of net assets) rose. AT&T and Verizon Communications (3.7% and 2.8% of net assets, respectively) suffered smaller declines than the benchmark’s telecom holdings, thanks to solid balance sheets and good cash flows. In consumer staples, Coca-Cola, General Mills and Wal-Mart Stores (1.0%, 0.5% and 2.0% of net assets, respectively) declined less than the benchmark’s staples sector, and brewer Anheuser-Busch rose in response to its acquisition by a European firm. The fund’s worst hits came in the financial sector, where U.S. Bancorp and Wells Fargo (0.8% and 0.5% of net assets respectively) dropped sharply. However, we were underweight in some of the large bank stocks that suffered the steepest declines, which aided the fund’s relative return. In materials, Dow Chemical (no longer in the portfolio) stumbled when third-party financing for its planned buyout of a competitor collapsed. E.I. Du Pont de Nemours (0.5% of net assets) suffered from economic weakness and slumping sales to the deteriorating auto industry. General Electric’s (1.2% of net assets) shares fell amid concerns over its finance unit, and Procter & Gamble (1.7% of net assets) suffered disappointing earnings.

■

Late in the period, some hopeful signs suggested that we may be nearing the end of the recession. Massive government programs have poured money into the economy. Some of that money may move into good quality, dividend-paying stocks made more attractive by lowered valuations and historically low interest rates. Manufacturing cutbacks have allowed inventories to shrink and production now lags consumption rates. Increased output may soon be needed to rebuild inventories, cushioning further declines. Consumers are getting some assistance from lower energy prices, but falling home values and rising unemployment remain concerns.

[1]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Fund Profile (continued) – Columbia Dividend Income Fund

Portfolio Management

Scott L. Davis has co-managed the fund since 2001 and has been with the advisor or its predecessors as an investment professional since 1985.

Richard E. Dahlberg has co-managed the fund since 2003 and has been with the advisor or its predecessors as an investment professional since 2003.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Dividend payments by an issuer are not guaranteed, and are paid only when declared by an issuer’s board of directors. The amount of a dividend payment, if any, can vary over time.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager’s future value assessment of such security, or may decline.

2

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	12,287	11,578
Class B	11,390	11,390
Class C	11,390	11,390
Class R	12,255	n/a
Class T	12,243	11,538
Class Z	12,720	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.11
Class B	1.86
Class C	1.86
Class R	1.36
Class T	1.16
Class Z	0.86

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/09 ($)
Class A	9.01
Class B	8.81
Class C	8.81
Class R	9.01
Class T	9.01
Class Z	9.01
Distributions declared per share

10/01/08 – 03/31/09 ($)
Class A	0.15
Class B	0.11
Class C	0.11
Class R	0.13
Class T	0.14
Class Z	0.16

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	T		Z
Inception	11/25/02		11/25/02		11/25/02		03/28/08	03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	without	with	without
6–month (cumulative)	–23.84	–28.20	–24.14	–27.89	–24.08	–24.83	–23.93	–23.85	–28.22	–23.74
1-year	–31.06	–35.03	–31.61	–34.96	–31.56	–32.23	–31.24	–31.10	–35.06	–30.88
5-year	–0.75	–1.91	–1.50	–1.86	–1.48	–1.48	–0.80	–0.80	–1.96	–0.50
10-year	2.08	1.48	1.31	1.31	1.31	1.31	2.05	2.04	1.44	2.44

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Strategic Equity Fund, the predecessor to the Fund and a series of the Galaxy Fund (the “Predecessor Fund”), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class R share performance information includes returns of Class A shares for the period from November 25, 2002 through March 27, 2008, and the returns of Retail A shares for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes (and, in the case of Class R shares, Class A shares) and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B, Class C, Class T and Class Z shares, and the returns shown for periods prior to March 28, 2008 would be lower for Class R shares.

3

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	761.60	1,019.70	4.61	5.29	1.05
Class B	1,000.00	1,000.00	758.61	1,015.96	7.89	9.05	1.80
Class C	1,000.00	1,000.00	759.21	1,015.96	7.89	9.05	1.80
Class T	1,000.00	1,000.00	761.51	1,019.45	4.83	5.54	1.10
Class R	1,000.00	1,000.00	760.71	1,018.45	5.71	6.54	1.30
Class Z	1,000.00	1,000.00	762.60	1,020.94	3.52	4.03	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Common Stocks – 86.6%

		Shares	Value ($)
Consumer Discretionary – 9.3%
Hotels, Restaurants & Leisure – 2.8%	McDonald’s Corp.	535,000	29,194,950
	Starwood Hotels & Resorts Worldwide, Inc.	202,000	2,565,400

	Hotels, Restaurants & Leisure Total		31,760,350

Media – 1.8%	CBS Corp., Class B	735,000	2,822,400
	McGraw-Hill Companies, Inc.	240,000	5,488,800
	Meredith Corp.	425,000	7,072,000
	Time Warner Cable, Inc. (a)	—	11
	Time Warner, Inc.	300,000	5,790,007

	Media Total		21,173,218

Specialty Retail – 4.7%	Gap, Inc.	440,000	5,715,600
	Home Depot, Inc.	580,000	13,664,800
	Sherwin-Williams Co.	385,000	20,008,450
	Staples, Inc.	342,000	6,193,620
	TJX Companies, Inc.	352,000	9,025,280

	Specialty Retail Total		54,607,750

Consumer Discretionary Total			107,541,318

Consumer Staples – 13.7%
Beverages – 2.6%	Coca-Cola Co.	260,000	11,427,000
	Diageo PLC, ADR	292,000	13,067,000
	PepsiCo, Inc.	110,000	5,662,800

	Beverages Total		30,156,800

Food & Staples Retailing – 2.0%	Wal-Mart Stores, Inc.	455,000	23,705,500

	Food & Staples Retailing Total		23,705,500

Food Products – 3.0%	General Mills, Inc.	111,000	5,536,680
	H.J. Heinz Co.	395,000	13,058,700
	JM Smucker Co.	210,000	7,826,700
	Kellogg Co.	220,000	8,058,600

	Food Products Total		34,480,680

Household Products – 3.0%	Kimberly-Clark Corp.	327,000	15,077,970
	Procter & Gamble Co.	415,000	19,542,350

	Household Products Total		34,620,320

Personal Products – 0.4%	Avon Products, Inc.	265,000	5,095,950

	Personal Products Total		5,095,950

Tobacco – 2.7%	Altria Group, Inc.	690,000	11,053,800
	Philip Morris International, Inc.	555,000	19,746,900

	Tobacco Total		30,800,700

Consumer Staples Total			158,859,950

See Accompanying Notes to Financial Statements.

5

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Energy – 11.1%
Oil, Gas & Consumable Fuels – 11.1%	Chevron Corp.	375,000	25,215,000
	ConocoPhillips	210,000	8,223,600
	EnCana Corp.	148,000	6,010,280
	Exxon Mobil Corp.	610,000	41,541,000
	Murphy Oil Corp.	125,000	5,596,250
	Occidental Petroleum Corp.	216,000	12,020,400
	Royal Dutch Shell PLC, ADR	680,000	30,124,000

	Oil, Gas & Consumable Fuels Total		128,730,530

Energy Total			128,730,530

Financials – 11.0%
Capital Markets – 3.2%	Bank of New York Mellon Corp.	350,000	9,887,500
	Eaton Vance Corp.	435,000	9,939,750
	Federated Investors, Inc., Class B	215,000	4,785,900
	Morgan Stanley	255,000	5,806,350
	T. Rowe Price Group, Inc.	242,000	6,984,120

	Capital Markets Total		37,403,620

Commercial Banks – 2.1%	PNC Financial Services Group, Inc.	275,000	8,054,750
	U.S. Bancorp	650,000	9,496,500
	Wells Fargo & Co.	440,000	6,265,600

	Commercial Banks Total		23,816,850

Diversified Financial Services – 2.1%	JPMorgan Chase & Co.	938,000	24,932,040

	Diversified Financial Services Total		24,932,040

Insurance – 3.4%	Arthur J. Gallagher & Co.	545,000	9,265,000
	Chubb Corp.	242,000	10,241,440
	MetLife, Inc.	410,000	9,335,700
	RenaissanceRe Holdings Ltd.	51,000	2,521,440
	Unum Group	680,000	8,500,000

	Insurance Total		39,863,580

Real Estate Investment Trusts (REITs) – 0.2%	Kimco Realty Corp.	105,000	800,100
	Rayonier, Inc.	35,000	1,057,700

	Real Estate Investment Trusts (REITs) Total		1,857,800

Financials Total			127,873,890

Health Care – 10.2%
Pharmaceuticals – 10.2%	Abbott Laboratories	385,000	18,364,500
	Bristol-Myers Squibb Co.	1,430,000	31,345,600
	Johnson & Johnson	475,000	24,985,000
	Merck & Co., Inc.	462,000	12,358,500

See Accompanying Notes to Financial Statements.

6

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Health Care (continued)
	Pfizer, Inc.	750,000	10,215,000
	Wyeth	505,000	21,735,200

	Pharmaceuticals Total		119,003,800

Health Care Total			119,003,800

Industrials – 6.4%
Aerospace & Defense – 2.1%	Honeywell International, Inc.	190,000	5,293,400
	Raytheon Co.	210,000	8,177,400
	United Technologies Corp.	257,400	11,063,052

	Aerospace & Defense Total		24,533,852

Commercial Services & Supplies – 1.1%	Waste Management, Inc.	495,000	12,672,000

	Commercial Services & Supplies Total		12,672,000

Industrial Conglomerates – 1.2%	General Electric Co.	1,360,000	13,749,600

	Industrial Conglomerates Total		13,749,600

Machinery – 1.7%	Deere & Co.	220,000	7,231,400
	Dover Corp.	196,000	5,170,480
	Parker Hannifin Corp.	208,000	7,067,840

	Machinery Total		19,469,720

Road & Rail – 0.3%	Norfolk Southern Corp.	120,000	4,050,000

	Road & Rail Total		4,050,000

Industrials Total			74,475,172

Information Technology – 10.7%
Communications Equipment – 0.6%	Nokia Oyj, ADR	560,000	6,535,200

	Communications Equipment Total		6,535,200

Computers & Peripherals – 4.3%	Hewlett-Packard Co.	450,000	14,427,000
	International Business Machines Corp.	363,000	35,171,070

	Computers & Peripherals Total		49,598,070

IT Services – 0.9%	Automatic Data Processing, Inc.	310,000	10,899,600

	IT Services Total		10,899,600

Office Electronics – 0.6%	Canon, Inc., ADR	245,000	7,112,350

	Office Electronics Total		7,112,350

Semiconductors & Semiconductor Equipment – 2.0%	Intel Corp.	1,560,000	23,478,000

	Semiconductors & Semiconductor Equipment Total		23,478,000

Software – 2.3%	Microsoft Corp.	1,430,000	26,269,100

	Software Total		26,269,100

Information Technology Total			123,892,320

See Accompanying Notes to Financial Statements.

7

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Materials – 3.0%
Chemicals – 1.6%	E.I. Du Pont de Nemours & Co.	270,000	6,029,100
	International Flavors & Fragrances, Inc.	230,000	7,005,800
	RPM International, Inc.	392,000	4,990,160

	Chemicals Total		18,025,060

Containers & Packaging – 0.3%	Packaging Corp. of America	275,000	3,580,500

	Containers & Packaging Total		3,580,500

Metals & Mining – 1.1%	BHP Billiton Ltd., ADR	146,000	6,511,600
	Nucor Corp.	166,000	6,336,220

	Metals & Mining Total		12,847,820

Materials Total			34,453,380

Telecommunication Services – 6.7%
Diversified Telecommunication Services – 6.7%	AT&T, Inc.	1,685,000	42,462,000
	Verizon Communications, Inc.	1,090,000	32,918,000
	Windstream Corp.	270,000	2,176,200

	Diversified Telecommunication Services Total		77,556,200

Telecommunication Services Total			77,556,200

Utilities – 4.5%
Electric Utilities – 2.4%	American Electric Power Co., Inc.	140,000	3,536,400
	Entergy Corp.	60,000	4,085,400
	Exelon Corp.	102,000	4,629,780
	FirstEnergy Corp.	95,000	3,667,000
	FPL Group, Inc.	125,000	6,341,250
	PPL Corp.	205,000	5,885,550

	Electric Utilities Total		28,145,380

Gas Utilities – 0.5%	National Fuel Gas Co.	201,000	6,164,670

	Gas Utilities Total		6,164,670

Multi-Utilities – 1.6%	Dominion Resources, Inc.	141,000	4,369,590
	PG&E Corp.	158,000	6,038,760
	Public Service Enterprise Group, Inc.	255,000	7,514,850

	Multi-Utilities Total		17,923,200

Utilities Total			52,233,250
	Total Common Stocks (cost of $1,177,283,259)		1,004,619,810

Convertible Preferred Stock – 4.0%

Consumer Staples – 0.5%
Food Products – 0.5%	Archer-Daniels-Midland Co., 6.250%	150,000	5,509,500

	Food Products Total		5,509,500

Consumer Staples Total			5,509,500

See Accompanying Notes to Financial Statements.

8

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Convertible Preferred Stock (continued)

		Shares	Value ($)
Health Care – 3.5%
Pharmaceuticals – 3.5%	Schering-Plough Corp., 6.000%	196,000	41,258,000

	Pharmaceuticals Total		41,258,000

Health Care Total			41,258,000
	Total Convertible Preferred Stock (cost of $41,967,978)		46,767,500

Investment Company – 3.8%
	SPDR Trust Series 1	560,000	44,486,400

	Total Investment Company (cost of $45,339,700)		44,486,400

		Par ($)
Short-Term Obligations – 6.1%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due on 04/01/09 at 0.100%, collateralized by a U.S. Treasury Obligation maturing 11/15/24, market value $71,861,244 (repurchase proceeds $70,450,196)	70,450,000	70,450,000

	Total Short-Term Obligations (cost of $70,450,000)		70,450,000

	Total Investments – 100.5% (cost of $1,335,040,937) (b)		1,166,323,710

	Other Assets & Liabilities, Net – (0.5)%		(5,774,127)

	Net Assets – 100.0%		1,160,549,583

Notes to Investment Portfolio:

On October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing each Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,095,873,710	$—
Level 2 – Other Significant Observable Inputs	70,450,000	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$1,166,323,710	$—

See Accompanying Notes to Financial Statements.

9

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

(a)	Rounds to less than 1 share.

(b)	Cost for federal income tax purposes is $1,335,040,937.

At March 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Staples	14.2
Health Care	13.7
Energy	11.1
Financials	11.0
Information Technology	10.7
Consumer Discretionary	9.3
Telecommunication Services	6.7
Industrials	6.4
Utilities	4.5
Materials	3.0

90.6
Investment Company	3.8
Short-Term Obligation	6.1
Other Assets & Liabilities, Net	(0.5)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

		($)
Assets	Investments, at cost	1,335,040,937

	Investments, at value	1,166,323,710
	Cash	344
	Receivable for:
	Investments sold	5,382,888
	Fund shares sold	5,593,252
	Dividends	3,681,459
	Interest	196
	Expense reimbursement due from investment advisor	185,995
	Trustees’ deferred compensation plan	61,159
	Other assets	32,077

	Total Assets	1,181,261,080

Liabilities	Payable for:
	Investments purchased	16,353,132
	Fund shares repurchased	3,303,841
	Investment advisory fee	622,052
	Administration fee	61,836
	Pricing and bookkeeping fees	13,359
	Transfer agent fee	135,031
	Trustees’ fees	1,117
	Custody fee	10,410
	Distribution and service fees	106,092
	Chief compliance officer expenses	227
	Trustees’ deferred compensation plan	61,159
	Other liabilities	43,241

	Total Liabilities	20,711,497

	Net Assets	1,160,549,583

Net Assets Consist of	Paid-in capital	1,553,769,332
	Overdistributed net investment income	(38,098)
	Accumulated net realized loss	(224,464,424)
	Net unrealized appreciation (depreciation) on investments	(168,717,227)

	Net Assets	1,160,549,583

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Class A	Net assets	$286,918,710
	Shares outstanding	31,860,227
	Net asset value per share	$9.01	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($9.01/0.9425)	$9.56	(b)

Class B
	Net assets	$23,304,040
	Shares outstanding	2,644,563
	Net asset value and offering price per share	$8.81	(a)

Class C
	Net assets	$22,752,053
	Shares outstanding	2,583,666
	Net asset value and offering price per share	$8.81	(a)

Class R
	Net assets	$18,631
	Shares outstanding	2,069
	Net asset value, offering and redemption price per share	$9.01	(c)

Class T
	Net assets	$51,233,953
	Shares outstanding	5,688,792
	Net asset value per share	$9.01	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($9.01/0.9425)	$9.56	(b)

Class Z
	Net assets	$776,322,196
	Shares outstanding	86,186,243
	Net asset value, offering and redemption price per share	$9.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Dividend Income Fund

For the Six Months Ended March 31, 2009 (Unaudited)

		($)
Investment Income	Dividends	22,142,004
	Interest	54,017
	Securities lending	15,644
	Foreign taxes withheld	(107,105)

	Total Investment Income	22,104,560

Expenses	Investment advisory fee	3,497,017
	Administration fee	349,309
	Distribution fee:
	Class B	91,582
	Class C	56,742
	Class R	28
	Service fee:
	Class A	318,133
	Class B	30,527
	Class C	18,944
	Shareholder services fee – Class T	83,947
	Pricing and bookkeeping fees	72,085
	Transfer agent fee	420,762
	Trustees’ fees	18,764
	Custody fee	24,046
	Chief compliance officer expenses	466
	Other expenses	251,666

	Total Expenses	5,234,018

	Fees waived and/or expenses reimbursed by investment advisor	(463,117)
	Expense reductions	(140)

	Net Expenses	4,770,761

	Net Investment Income	17,333,799

Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(107,144,643)
	Net change in unrealized appreciation (depreciation) on investments	(187,489,697)

	Net Loss	(294,634,340)

	Net Decrease Resulting from Operations	(277,300,541)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2009 ($)	Year Ended September 30, 2008 ($)(a)
Operations	Net investment income	17,333,799	26,516,601
	Net realized loss on investments	(107,144,643)	(31,537,547)
	Net change in unrealized appreciation (depreciation) on investments	(187,489,697)	(226,151,392)

	Net decrease resulting from operations	(277,300,541)	(231,172,338)

Distributions to Shareholders	From net investment income:
	Class A	(4,065,989)	(7,344,786)
	Class B	(282,195)	(618,508)
	Class C	(206,973)	(239,863)
	Class R	(184)	(125)
	Class T	(821,101)	(1,886,431)
	Class Z	(12,176,191)	(16,590,521)
	From net realized gains:
	Class A	—	(3,801,052)
	Class B	—	(529,218)
	Class C	—	(204,324)
	Class R	—	(1,011,104)
	Class Z	—	(6,242,104)

	Total distributions to shareholders	(17,552,633)	(38,468,036)

	Net Capital Stock Transactions	389,415,386	195,920,032

	Total increase (decrease) in net assets	94,562,212	(73,720,342)

Net Assets	Beginning of period	1,065,987,371	1,139,707,713
	End of period	1,160,549,583	1,065,987,371
	Undistributed (overdistributed) net investment income at end of period	(38,098)	180,736

(a)	Class R shares commenced operations on March 28, 2008.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Dividend Income Fund
	(Unaudited) Six Months Ended March 31, 2009		Year Ended September 30, 2008(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	13,405,951	127,755,662	3,040,373	41,888,249
Distributions reinvested	352,549	3,351,281	671,595	9,255,016
Redemptions	(5,057,472)	(48,863,248)	(4,675,333)	(64,381,794)

Net increase (decrease)	8,701,028	82,243,695	(963,365)	(13,238,529)

Class B
Subscriptions	688,937	6,326,755	236,708	3,185,642
Distributions reinvested	25,027	233,925	70,180	965,509
Redemptions	(733,071)	(6,729,989)	(1,165,286)	(15,738,910)

Net decrease	(19,107)	(169,309)	(858,398)	(11,587,759)

Class C
Subscriptions	1,729,618	15,946,778	244,503	3,295,088
Distributions reinvested	17,008	157,200	27,268	374,494
Redemptions	(238,739)	(2,182,833)	(568,860)	(7,771,162)

Net increase (decrease)	1,507,887	13,921,145	(297,089)	(4,101,580)

Class R
Subscriptions	1,137	10,396	761	10,178
Proceeds received in connection with merger	—	—	141	1,894
Distributions reinvested	20	185	10	125

Net increase	1,157	10,581	912	12,197

Class T
Subscriptions	84,131	750,118	60,101	834,348
Distributions reinvested	82,615	790,006	202,390	2,793,219
Redemptions	(491,068)	(4,683,135)	(823,169)	(11,391,329)

Net decrease	(324,322)	(3,143,011)	(560,678)	(7,763,762)

Class Z
Subscriptions	47,685,545	460,117,408	15,600,509	213,411,245
Proceeds received in connection with merger	—	—	12,606,624	168,957,597
Distributions reinvested	249,584	2,369,177	319,451	4,324,304
Redemptions	(17,672,169)	(165,934,300)	(11,343,303)	(154,093,681)

Net increase	30,262,960	296,552,285	17,183,281	232,599,465

(a)	Class R shares commenced operations on March 28, 2008.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2009		2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.01		$15.35	$13.45	$12.01	$10.80	$9.26

Income from Investment Operations:
Net investment income (b)	0.15		0.31	0.28	0.26	0.25	0.18
Net realized and unrealized gain (loss) on investments	(3.00)		(3.18)	2.02	1.45	1.16	1.53

Total from investment operations	(2.85)		(2.87)	2.30	1.71	1.41	1.71

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)	(0.27)	(0.27)	(0.20)	(0.17)
From net realized gains	—		(0.16)	(0.13)	—	—	—

Total distributions to shareholders	(0.15)		(0.47)	(0.40)	(0.27)	(0.20)	(0.17)

Net Asset Value, End of Period	$9.01		$12.01	$15.35	$13.45	$12.01	$10.80
Total return (c)(d)	(23.84	)%(e)	(19.06)%	17.31%	14.45%	13.10%	18.60%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.05	%(g)	1.05%	1.05%	1.05%	1.05%	1.36%
Waiver/Reimbursement	0.09	%(g)	0.06%	0.07%	0.12%	0.18%	0.06%
Net investment income (f)	3.19	%(g)	2.24%	1.90%	2.19%	2.11%	1.71%
Portfolio turnover rate	11	%(e)	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$286,919		$278,122	$370,358	$345,595	$27,534	$7,319

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2009		2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$11.75		$15.03	$13.17	$11.77	$10.59	$9.08

Income from Investment Operations:
Net investment income (b)	0.11		0.20	0.16	0.16	0.16	0.10
Net realized and unrealized gain (loss) on investments	(2.94)		(3.11)	1.99	1.42	1.13	1.50

Total from investment operations	(2.83)		(2.91)	2.15	1.58	1.29	1.60

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.21)	(0.16)	(0.18)	(0.11)	(0.09)
From net realized gains	—		(0.16)	(0.13)	—	—	—

Total distributions to shareholders	(0.11)		(0.37)	(0.29)	(0.18)	(0.11)	(0.09)

Net Asset Value, End of Period	$8.81		$11.75	$15.03	$13.17	$11.77	$10.59
Total return (c)(d)	(24.14	)%(e)	(19.71)%	16.49%	13.55%	12.23%	17.69%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.80	%(g)	1.80%	1.80%	1.80%	1.80%	2.11%
Waiver/Reimbursement	0.09	%(g)	0.06%	0.07%	0.12%	0.18%	0.06%
Net investment income (f)	2.44	%(g)	1.48%	1.16%	1.30%	1.36%	0.94%
Portfolio turnover rate	11	%(e)	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$23,304		$31,307	$52,937	$57,644	$17,359	$8,808

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2009		2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$11.74		$15.02	$13.17	$11.76	$10.58	$9.07

Income from Investment Operations:
Net investment income (b)	0.11		0.20	0.16	0.16	0.16	0.10
Net realized and unrealized gain (loss) on investments	(2.93)		(3.11)	1.98	1.43	1.13	1.50

Total from investment operations	(2.82)		(2.91)	2.14	1.59	1.29	1.60

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.21)	(0.16)	(0.18)	(0.11)	(0.09)
From net realized gains	—		(0.16)	(0.13)	—	—	—

Total distributions to shareholders	(0.11)		(0.37)	(0.29)	(0.18)	(0.11)	(0.09)

Net Asset Value, End of Period	$8.81		$11.74	$15.02	$13.17	$11.76	$10.58
Total return (c)(d)	(24.08	)%(e)	(19.72)%	16.42%	13.64%	12.24%	17.70%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.80	%(g)	1.80%	1.80%	1.80%	1.80%	2.11%
Waiver/Reimbursement	0.09	%(g)	0.06%	0.07%	0.12%	0.18%	0.06%
Net investment income (f)	2.44	%(g)	1.48%	1.14%	1.29%	1.36%	0.94%
Portfolio turnover rate	11	%(e)	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$22,752		$12,635	$20,622	$12,950	$3,959	$2,027

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	(Unaudited) Six Months Ended March 31, 2009	Period Ended September 30, 2008 (a)
Net Asset Value, Beginning of Period	$12.01	$13.39

Income from Investment Operations:
Net investment income (b)	0.14	0.14
Net realized and unrealized loss on investments	(3.01)	(1.38)

Total from investment operations	(2.87)	(1.24)

Less Distributions to Shareholders:
From net investment income	(0.13)	(0.14)

Net Asset Value, End of Period	$9.01	$12.01
Total return (c)(d)(e)	(23.93)%	(9.28)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.30%	1.30%
Waiver/Reimbursement (g)	0.09%	0.06%
Net investment income (f)(g)	3.01%	2.10%
Portfolio turnover rate (e)	11%	16%
Net assets, end of period (000’s)	$19	$11

(a)	Class R shares commenced operations on March 28, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2009		2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.01		$15.35	$13.45	$12.01	$10.80	$9.26

Income from Investment Operations:
Net investment income (b)	0.15		0.30	0.27	0.25	0.24	0.17
Net realized and unrealized gain (loss) on investments	(3.01)		(3.18)	2.02	1.46	1.16	1.54

Total from investment operations	(2.86)		(2.88)	2.29	1.71	1.40	1.71

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.30)	(0.26)	(0.27)	(0.19)	(0.17)
From net realized gains	—		(0.16)	(0.13)	—	—	—

Total distributions to shareholders	(0.14)		(0.46)	(0.39)	(0.27)	(0.19)	(0.17)

Net Asset Value, End of Period	$9.01		$12.01	$15.35	$13.45	$12.01	$10.80
Total return (c)(d)	(23.85	)%(e)	(19.10)%	17.25%	14.39%	13.04%	18.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.10	%(g)	1.10%	1.10%	1.10%	1.10%	1.45%
Waiver/Reimbursement	0.09	%(g)	0.06%	0.07%	0.12%	0.18%	0.04%
Net investment income (f)	3.14	%(g)	2.19%	1.85%	1.96%	2.06%	1.64%
Portfolio turnover rate	11	%(e)	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$51,234		$72,213	$100,932	$96,651	$99,148	$100,803

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2009		2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.01		$15.36	$13.45	$12.01	$10.80	$9.26

Income from Investment Operations:
Net investment income (b)	1.47		0.34	0.31	0.28	0.28	0.21
Net realized and unrealized gain (loss) on investments	(4.31)		(3.19)	2.04	1.47	1.16	1.53

Total from investment operations	(2.84)		(2.85)	2.35	1.75	1.44	1.74

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.34)	(0.31)	(0.31)	(0.23)	(0.20)
From net realized gains	—		(0.16)	(0.13)	—	—	—

Total distributions to shareholders	(0.16)		(0.50)	(0.44)	(0.31)	(0.23)	(0.20)

Net Asset Value, End of Period	$9.01		$12.01	$15.36	$13.45	$12.01	$10.80
Total return (c)(d)	(23.74	)%(e)	(18.90)%	17.67%	14.73%	13.38%	18.93%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.80	%(g)	0.80%	0.80%	0.80%	0.80%	1.10%
Waiver/Reimbursement	0.09	%(g)	0.06%	0.07%	0.12%	0.18%	0.05%
Net investment income (f)	3.44	%(g)	2.51%	2.15%	2.27%	2.37%	1.98%
Portfolio turnover rate	11	%(e)	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$776,322		$671,700	$594,859	$471,876	$358,125	$90,269

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable. Class R shares commenced operations on March 28, 2008. Beginning on or about June 22, 2009, the Fund will no longer accept investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing

22

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

23

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2008 was as follows:

September 30, 2008
Distributions paid from:
Ordinary Income*	$26,591,941
Long-Term Capital Gains	11,876,095

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$65,842,416
Unrealized depreciation	(234,559,641)
Net unrealized depreciation	$(168,717,227)

The following capital loss carryforwards, determined as of September 30, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$57,057,645
2010	17,403,024
2011	1,266,110
2013	990,327
2014	2,808,003
Total	$79,525,109

Of the capital loss carryforwards attributable to the Fund, $76,717,106 ($57,057,645 of which expires on September 30, 2009, $17,403,024 of which expires on September 30, 2010, $1,266,110 of which expires on September 30, 2011 and $990,327 of which expires on September 30, 2013) was obtained from fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired as a part of a fund merger may be limited in a given year.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

For the six month period ended March 31, 2009, the Fund’s annualized effective investment advisory fee rate was 0.67% of the Fund’s average daily net assets.

24

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended March 31, 2009, the Distributor has retained net underwriting discounts of $59,761 and $283 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $25, $22,514 and $1,645 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of monthly service and distribution fees to the Distributor based on the average daily net assets of the applicable class of the Fund as the following annual rates:

Distribution Fee
Class A	Class B	Class C	Class R
0.10%	0.75%	0.75%	0.50%

Service Fee
Class A	Class B	Class C
0.25%	0.25%	0.25%

25

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the six month period ended March 31, 2009, the distribution and service fees were 0.00% and 0.25%, respectively, of the Fund’s average daily net assets.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by service organizations. The Fund may pay shareholder services fees (which are included in other expenses) of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of the Fund’s average daily net assets attributable to Class T shares. For the six month period ended March 31, 2009, the shareholder services fee was 0.30% of each Fund’s average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Effective February 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.80% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time. Prior to February 1, 2009, Columbia reimbursed a portion of the Fund’s expenses at the same fee rate, on a contractual basis.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the six months ended March 31, 2009 were as follows:

Broker	Amount
Merrill Lynch*	$9,450

*	Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended March 31, 2009, these custody credits reduced total expenses by $140 for the Fund.

Note 6. Portfolio Information

For the six month period ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $523,775,142 and $108,390,107, respectively.

26

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of March 31, 2009, the Fund had two shareholders that collectively held 56.9% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In

27

Columbia Dividend Income Fund

March 31, 2009 (Unaudited)

connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 11. Business Combinations and Mergers

Effective March 31, 2008, Equity Income Fund, a series of Excelsior Funds Trust, merged into Columbia Dividend Income Fund. Columbia Dividend Income Fund received a tax-free transfer of assets from Equity Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
12,606,765	$168,959,491	$15,594,333

Net Assets of Columbia Dividend Income Fund Prior to Combination	Net Assets of Equity Income Fund Immediately Prior to Combination	Net Assets of Columbia Dividend Income Fund Immediately After Combination
$1,020,836,297	$168,959,491	$1,189,795,788

[1]	Unrealized appreciation is included in the Net Assets Received.

28

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a

29

family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Dividend Income Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Dividend Income Fund’s total expenses and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an

30

independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

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rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

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Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

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7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

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One Financial Center

Boston, MA 02111-2621

Columbia Dividend Income Fund

Semiannual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/10819-0309 (05/09) 09/78642

Semiannual Report

March 31, 2009

Columbia Liberty Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/09

–18.26% Class A shares (without sales charge)

–30.54% S&P 500 Index

+4.70% Barclays Capital U.S. Aggregate Bond Index

Summary

■

For the six-month period that ended March 31, 2009, the fund’s Class A shares returned negative 18.26% without sales charge. The fund’s two benchmarks, the S&P 500 Index[1] and the Barclays Capital U.S. Aggregate Bond Index[1], returned negative 30.54% and positive 4.70%, respectively. In a difficult period for the U.S. stock market, the fund held up better than the average fund in its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification[2], which returned negative 21.51%.

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Stock prices continued to fall and many bond market sectors remained under pressure as a credit crisis rooted in the U.S. subprime market continued to spread uncertainty throughout the U.S. financial markets. Returns in all major U.S. stock market segments were negative over the past year as slowing economic activity and continued instability weighed on earnings and stock prices. High quality bonds delivered positive returns while lower-quality bonds faltered during most of the period. In this environment, we lowered the fund’s exposure to equities, particularly domestic large-cap stocks, and raised the fund’s position in investment-grade bonds. This move helped stem some losses during the period, as bonds outperformed stocks. The fund’s positions in large-cap value stocks also held up considerably better than those in their representative index, the Russell 1000 Value Index.[3] However large-cap growth and international stocks lagged their respective representative indices. The fund’s investment grade bonds also lagged their representative index, the Barclays Capital U.S. Aggregate Bond Index.

■

As the U.S. government, the Federal Reserve Board and the U.S. Treasury have taken active steps to stabilize the financial system and stimulate economic growth, small pockets of data suggest that these measures may already be helping to stem the economic decline. The recent market downturn is the worst in more than 30 years, but it is not unprecedented. Investors who move in and out of the markets, trying to avoid downturns and catch upturns, often lose out on positive long-term returns because they make their moves at exactly the wrong time. In today’s environment, as always, we believe that investors who stay focused on their goals have the potential to benefit over the long term from the diversification offered by Columbia Liberty Fund, even though diversification does not ensure a profit or guarantee against a loss.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

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Fund Profile (continued) – Columbia Liberty Fund

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors as an investment professional since 2002.

Colin Moore has co-managed the fund since 2008 and has been associated with the advisor or its predecessors as an investment professional since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors as an investment professional since 2006.

Marie M. Schofield has co-managed the fund since 2009 and has been associated with the advisor or its predecessors as an investment professional since 1990.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

2

Performance Information – Columbia Liberty Fund

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class Z	0.81

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/09 ($)
Class A	5.76
Class B	5.78
Class C	5.77
Class Z	6.19

Distributions declared per share

10/01/08 – 03/31/09 ($)
Class A	0.09
Class B	0.06
Class C	0.06
Class Z	0.09

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	9,666	9,110
Class B	8,961	8,961
Class C	8,961	8,961
Class Z	10,317	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–18.26	–22.96	–18.63	–22.66	–18.54	–19.35	–18.21
1–year	–25.78	–30.05	–26.38	–29.99	–26.32	–27.04	–25.62
5–year	–1.35	–2.51	–2.10	–2.43	–2.08	–2.08	–1.13
10–year	–0.34	–0.93	–1.09	–1.09	–1.09	–1.09	0.31

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

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Understanding Your Expenses – Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	817.40	1,019.15	5.26	5.84	1.16
Class B	1,000.00	1,000.00	813.71	1,015.41	8.64	9.60	1.91
Class C	1,000.00	1,000.00	814.61	1,015.41	8.64	9.60	1.91
Class Z	1,000.00	1,000.00	817.90	1,020.34	4.17	4.63	0.92

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Liberty Fund

March 31, 2009 (Unaudited)

Common Stocks – 52.8%

		Shares	Value ($)
Consumer Discretionary – 5.0%
Automobiles – 0.3%	Porsche AG	6,107	287,065
	Suzuki Motor Corp.	41,700	686,258

	Automobiles Total		973,323

Distributors – 0.1%	Li & Fung Ltd.	114,000	268,872

	Distributors Total		268,872

Diversified Consumer Services – 0.3%	Apollo Group, Inc., Class A (a)	5,200	407,316
	Educomp Solutions Ltd.	10,317	422,197

	Diversified Consumer Services Total		829,513

Hotels, Restaurants & Leisure – 0.9%	Carnival Corp.	35,000	756,000
	Carnival PLC	15,157	344,706
	McDonald’s Corp.	27,406	1,495,546
	Starwood Hotels & Resorts Worldwide, Inc.	25,200	320,040

	Hotels, Restaurants & Leisure Total		2,916,292

Internet & Catalog Retail – 0.2%	Amazon.com, Inc. (a)	6,100	447,984
	Rakuten, Inc.	388	185,014

	Internet & Catalog Retail Total		632,998

Leisure Equipment & Products – 0.1%	Hasbro, Inc.	11,800	295,826

	Leisure Equipment & Products Total		295,826

Media – 0.6%	Comcast Corp., Class A	43,700	596,068
	DIRECTV Group, Inc. (a)	33,400	761,186
	WPP PLC	75,936	427,928

	Media Total		1,785,182

Multiline Retail – 0.8%	Kohl’s Corp. (a)	42,900	1,815,528
	Target Corp.	24,500	842,555

	Multiline Retail Total		2,658,083

Specialty Retail – 1.3%	Bed Bath & Beyond, Inc. (a)	16,500	408,375
	Best Buy Co., Inc.	7,400	280,904
	Esprit Holdings Ltd.	66,500	338,909
	Hennes & Mauritz AB, Class B	12,583	473,045
	Lowe’s Companies, Inc.	85,500	1,560,375
	O’Reilly Automotive, Inc. (a)	8,800	308,088
	Staples, Inc.	26,600	481,726
	Urban Outfitters, Inc. (a)	23,700	387,969

	Specialty Retail Total		4,239,391

Textiles, Apparel & Luxury Goods – 0.4%	Polo Ralph Lauren Corp.	12,400	523,900
	V.F. Corp.	13,500	770,985

	Textiles, Apparel & Luxury Goods Total		1,294,885

Consumer Discretionary Total			15,894,365

See Accompanying Notes to Financial Statements.

5

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Consumer Staples – 6.3%
Beverages – 1.4%	Carlsberg A/S	20,040	822,139
	Coca-Cola Co.	30,700	1,349,265
	Diageo PLC, ADR	17,426	779,814
	Molson Coors Brewing Co., Class B	8,600	294,808
	PepsiCo, Inc.	15,000	772,200
	Pernod-Ricard SA	6,999	390,320

	Beverages Total		4,408,546

Food & Staples Retailing – 1.5%	CVS Caremark Corp.	39,000	1,072,110
	Sysco Corp.	29,600	674,880
	Wal-Mart Stores, Inc.	58,900	3,068,690

	Food & Staples Retailing Total		4,815,680

Food Products – 0.9%	ConAgra Foods, Inc.	24,100	406,567
	General Mills, Inc.	14,000	698,320
	J.M. Smucker Co.	7,600	283,252
	Nestle SA, Registered Shares	32,368	1,094,194
	Want Want China Holdings Ltd.	700,000	325,136

	Food Products Total		2,807,469

Household Products – 0.9%	Colgate-Palmolive Co.	14,200	837,516
	Procter & Gamble Co.	41,100	1,935,399

	Household Products Total		2,772,915

Personal Products – 0.6%	Avon Products, Inc.	85,323	1,640,761
	Este´e Lauder Companies, Inc., Class A	8,500	209,525

	Personal Products Total		1,850,286

Tobacco – 1.0%	Japan Tobacco, Inc.	433	1,145,656
	Philip Morris International, Inc.	52,354	1,862,755

	Tobacco Total		3,008,411

Consumer Staples Total			19,663,307

Energy – 6.8%
Energy Equipment & Services – 1.1%	Halliburton Co.	19,034	294,456
	Schlumberger Ltd.	23,200	942,384
	Smith International, Inc.	8,000	171,840
	Transocean Ltd. (a)	32,541	1,914,712

	Energy Equipment & Services Total		3,323,392

Oil, Gas & Consumable Fuels – 5.7%	BG Group PLC	55,488	839,959
	Cairn Energy PLC (a)	17,814	555,939
	Chevron Corp.	20,800	1,398,592
	ConocoPhillips	26,827	1,050,545
	Devon Energy Corp.	9,400	420,086
	El Paso Corp.	35,400	221,250
	EOG Resources, Inc.	16,600	909,016
	Exxon Mobil Corp.	51,002	3,473,236
	Hess Corp.	33,100	1,794,020

See Accompanying Notes to Financial Statements.

6

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels – (continued)	Marathon Oil Corp.	21,900	575,751
	Newfield Exploration Co. (a)	8,800	199,760
	Occidental Petroleum Corp.	42,000	2,337,300
	Peabody Energy Corp.	21,500	538,360
	Petroleo Brasileiro SA, ADR	32,872	1,001,610
	Santos Ltd.	42,499	497,946
	Southwestern Energy Co. (a)	11,900	353,311
	Total SA	18,631	926,387
	Ultra Petroleum Corp. (a)	9,600	344,544
	Williams Companies, Inc.	48,500	551,930

	Oil, Gas & Consumable Fuels Total		17,989,542

Energy Total			21,312,934

Financials – 6.4%
Capital Markets – 1.8%	Goldman Sachs Group, Inc.	20,400	2,162,808
	Julius Baer Holding AG	13,110	322,481
	Morgan Stanley	74,900	1,705,473
	State Street Corp.	46,000	1,415,880

	Capital Markets Total		5,606,642

Commercial Banks – 1.4%	BNP Paribas	18,113	748,901
	National Bank of Greece SA	23,461	355,653
	PNC Financial Services Group, Inc.	21,329	624,726
	Raiffeisen International Bank Holding AG	30	845
	U.S. Bancorp	122,413	1,788,454
	Wells Fargo & Co.	69,996	996,743

	Commercial Banks Total		4,515,322

Diversified Financial Services – 0.7%	JPMorgan Chase & Co.	76,028	2,020,824

	Diversified Financial Services Total		2,020,824

Insurance – 1.5%	ACE Ltd.	22,399	904,919
	Aon Corp.	16,000	653,120
	Axis Capital Holdings Ltd.	33,781	761,424
	Marsh & McLennan Companies, Inc.	38,400	777,600
	MetLife, Inc.	13,300	302,841
	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	5,675	692,154
	Prudential Financial, Inc.	20,300	386,106
	Prudential PLC	72,883	352,422

	Insurance Total		4,830,586

Real Estate Investment Trusts (REITs) – 0.5%	Plum Creek Timber Co., Inc.	23,300	677,331
	Rayonier, Inc.	23,800	719,236

	Real Estate Investment Trusts (REITs) Total		1,396,567

Real Estate Management & Development – 0.3%	Cheung Kong Holdings Ltd.	37,000	318,653
	Mitsubishi Estate Co., Ltd.	61,000	679,113

	Real Estate Management & Development Total		997,766

See Accompanying Notes to Financial Statements.

7

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Financials (continued)
Thrifts & Mortgage Finance – 0.2%	Housing Development Finance Corp., Ltd.	25,136	697,080

	Thrifts & Mortgage Finance Total		697,080

Financials Total			20,064,787

Health Care – 6.8%
Biotechnology – 0.9%	Amgen, Inc. (a)	20,900	1,034,968
	Celgene Corp. (a)	9,400	417,360
	Genzyme Corp. (a)	8,000	475,120
	Gilead Sciences, Inc. (a)	15,000	694,800
	Vertex Pharmaceuticals, Inc. (a)	10,200	293,046

	Biotechnology Total		2,915,294

Health Care Equipment & Supplies – 0.7%	Baxter International, Inc.	17,000	870,740
	Boston Scientific Corp. (a)	58,200	462,690
	Covidien Ltd.	13,000	432,120
	St. Jude Medical, Inc. (a)	9,200	334,236

	Health Care Equipment & Supplies Total		2,099,786

Health Care Providers & Services – 1.0%	CIGNA Corp.	15,300	269,127
	McKesson Corp.	31,300	1,096,752
	Medco Health Solutions, Inc. (a)	47,400	1,959,516

	Health Care Providers & Services Total		3,325,395

Life Sciences Tools & Services – 1.3%	Covance, Inc. (a)	13,200	470,316
	Life Technologies Corp. (a)	39,800	1,292,704
	Qiagen N.V. (a)	60,471	967,315
	Thermo Fisher Scientific, Inc. (a)	35,816	1,277,556

	Life Sciences Tools & Services Total		4,007,891

Pharmaceuticals – 2.9%	Abbott Laboratories	31,300	1,493,010
	Bristol-Myers Squibb Co.	34,300	751,856
	Johnson & Johnson	37,000	1,946,200
	Novartis AG, Registered Shares	29,446	1,114,411
	Roche Holding AG, Genusschein Shares	8,309	1,140,179
	Schering-Plough Corp.	82,900	1,952,295
	Teva Pharmaceutical Industries Ltd., ADR	15,300	689,265

	Pharmaceuticals Total		9,087,216

Health Care Total			21,435,582

Industrials – 5.7%
Aerospace & Defense – 1.8%	Goodrich Corp.	29,100	1,102,599
	Honeywell International, Inc.	46,900	1,306,634
	L-3 Communications Holdings, Inc.	7,850	532,230
	Lockheed Martin Corp.	12,000	828,360
	Northrop Grumman Corp.	13,000	567,320
	Precision Castparts Corp.	6,300	377,370
	United Technologies Corp.	19,916	855,990

	Aerospace & Defense Total		5,570,503

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Air Freight & Logistics – 0.3%	United Parcel Service, Inc., Class B	20,600	1,013,932

	Air Freight & Logistics Total		1,013,932

Commercial Services & Supplies – 0.1%	Waste Management, Inc.	13,300	340,480

	Commercial Services & Supplies Total		340,480

Construction & Engineering – 0.3%	KBR, Inc.	47,300	653,213
	Maire Tecnimont SpA	98,281	202,785

	Construction & Engineering Total		855,998

Electrical Equipment – 0.8%	Alstom	12,447	644,698
	Cooper Industries Ltd., Class A	33,400	863,724
	Dongfang Electrical Machinery Co., Ltd., Class H	115	256
	Vestas Wind Systems A/S (a)	23,535	1,032,688

	Electrical Equipment Total		2,541,366

Industrial Conglomerates – 0.4%	General Electric Co.	121,655	1,229,932

	Industrial Conglomerates Total		1,229,932

Machinery – 1.0%	Eaton Corp.	21,900	807,234
	Flowserve Corp.	10,000	561,200
	Illinois Tool Works, Inc.	11,400	351,690
	Jain Irrigation Systems Ltd.	61,639	414,895
	Joy Global, Inc.	16,600	353,580
	Parker Hannifin Corp.	17,700	601,446

	Machinery Total		3,090,045

Professional Services – 0.2%	Dun & Bradstreet Corp.	8,400	646,800

	Professional Services Total		646,800

Road & Rail – 0.3%	Landstar System, Inc.	11,300	378,211
	Union Pacific Corp.	17,800	731,758

	Road & Rail Total		1,109,969

Trading Companies & Distributors – 0.4%	Mitsui & Co., Ltd.	68,900	686,320
	W.W. Grainger, Inc.	6,800	477,224

	Trading Companies & Distributors Total		1,163,544

Transportation Infrastructure – 0.1%	Koninklijke Vopak NV	8,993	359,996

	Transportation Infrastructure Total		359,996

Industrials Total			17,922,565

Information Technology – 9.1%
Communications Equipment – 1.2%	Cisco Systems, Inc. (a)	80,235	1,345,541
	Corning, Inc.	26,900	356,963
	Nokia Oyj, ADR	40,153	473,724
	QUALCOMM, Inc.	41,000	1,595,310

	Communications Equipment Total		3,771,538

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Information Technology (continued)
Computers & Peripherals – 2.6%	Apple, Inc. (a)	19,500	2,049,840
	EMC Corp. (a)	182,200	2,077,080
	Hewlett-Packard Co.	51,000	1,635,060
	International Business Machines Corp.	24,100	2,335,049

	Computers & Peripherals Total		8,097,029

Electronic Equipment, Instruments & Components – 0.1%	FLIR Systems, Inc. (a)	16,300	333,824

	Electronic Equipment, Instruments & Components Total		333,824

Internet Software & Services – 0.8%	Equinix, Inc. (a)	9,400	527,810
	Google, Inc., Class A (a)	5,516	1,919,899

	Internet Software & Services Total		2,447,709

IT Services – 0.3%	Visa, Inc., Class A	18,800	1,045,280

	IT Services Total		1,045,280

Semiconductors & Semiconductor Equipment – 2.1%	ASML Holding NV	40,979	726,837
	Broadcom Corp., Class A (a)	17,300	345,654
	Intel Corp.	95,100	1,431,255
	Intersil Corp., Class A	29,200	335,800
	Lam Research Corp. (a)	8,900	202,653
	Linear Technology Corp.	20,900	480,282
	Marvell Technology Group Ltd. (a)	76,476	700,520
	Microchip Technology, Inc.	19,900	421,681
	Texas Instruments, Inc.	72,300	1,193,673
	Tokyo Electron Ltd.	22,700	834,753

	Semiconductors & Semiconductor Equipment Total		6,673,108

Software – 2.0%	Activision Blizzard, Inc. (a)	55,573	581,293
	Adobe Systems, Inc. (a)	36,000	770,040
	BMC Software, Inc. (a)	22,300	735,900
	Microsoft Corp.	121,975	2,240,681
	Nintendo Co., Ltd.	1,400	402,384
	Oracle Corp. (a)	56,400	1,019,148
	Symantec Corp. (a)	30,900	461,646

	Software Total		6,211,092

Information Technology Total			28,579,580

Materials – 3.1%
Chemicals – 1.8%	Celanese Corp., Series A	17,500	233,975
	Linde AG	9,077	617,216
	Monsanto Co.	21,864	1,816,898
	Potash Corp. of Saskatchewan	12,300	993,963
	Praxair, Inc.	10,400	699,816
	Shin-Etsu Chemical Co., Ltd.	17,300	833,672
	Syngenta AG, Registered Shares	2,733	550,778
	Umicore	47	868

	Chemicals Total		5,747,186

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Materials (continued)
Construction Materials – 0.2%	CRH PLC	21,574	469,503

	Construction Materials Total		469,503

Containers & Packaging – 0.1%	Crown Holdings, Inc. (a)	16,900	384,137

	Containers & Packaging Total		384,137

Metals & Mining – 0.9%	Allegheny Technologies, Inc.	3,500	76,755
	BHP Billiton Ltd.	25,853	573,642
	Freeport-McMoRan Copper & Gold, Inc.	21,400	815,554
	Newmont Mining Corp.	4,800	214,848
	Nucor Corp.	29,900	1,141,283

	Metals & Mining Total		2,822,082

Paper & Forest Products – 0.1%	Weyerhaeuser Co.	9,000	248,130

	Paper & Forest Products Total		248,130

Materials Total			9,671,038

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%	AT&T, Inc.	105,415	2,656,458
	China Unicom Ltd.	520,000	555,518
	Deutsche Telekom AG, Registered Shares	33,844	420,424
	Verizon Communications, Inc.	34,602	1,044,981

	Diversified Telecommunication Services Total		4,677,381

Telecommunication Services Total			4,677,381

Utilities – 2.1%
Electric Utilities – 1.3%	Electricite de France	12,006	471,118
	Entergy Corp.	5,700	388,113
	Exelon Corp.	14,100	639,999
	Fortum Oyj	14,658	279,461
	FPL Group, Inc.	35,100	1,780,623
	Northeast Utilities	14,521	313,508
	Southern Co.	9,900	303,138

	Electric Utilities Total		4,175,960

Multi-Utilities – 0.7%	PG&E Corp.	26,548	1,014,665
	Public Service Enterprise Group, Inc.	13,546	399,201
	Suez Environnement SA (a)	17,279	254,247
	Wisconsin Energy Corp.	11,600	477,572

	Multi-Utilities Total		2,145,685

Water Utilities – 0.1%	Epure International Ltd.	1,597,000	309,750

	Water Utilities Total		309,750

Utilities Total			6,631,395
	Total Common Stocks (cost of $191,104,815)		165,852,934

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Mortgage-Backed Securities – 18.7%

		Par ($)	Value ($)

Federal Home Loan Mortgage Corp.	4.500% 02/01/39	1,031,203	1,053,884
	5.000% 12/01/35	2,568,844	2,656,069
	5.000% 07/01/38	1,932,694	1,995,492
	5.000% 11/01/38	2,847,946	2,940,483
	5.500% 07/01/21	2,454,412	2,562,355
	5.500% 12/01/37	2,183,511	2,268,106
	6.500% 07/01/14	30,120	31,666
	6.500% 12/01/14	27,338	28,742
	6.500% 06/01/29	31,099	33,092
	6.500% 01/01/30	74,324	79,086
	6.500% 11/01/37	1,482,288	1,564,454
	7.000% 11/01/29	43,603	47,340
	7.000% 01/01/30	6,944	7,539
	8.000% 07/01/20	20,330	21,536
	TBA:
	4.500% 12/01/39 (b)	3,240,000	3,306,825
	5.000% 12/01/39 (b)	1,260,000	1,299,375
	5.500% 12/01/39 (b)	3,960,000	4,108,500
Federal National Mortgage Association	5.000% 05/01/37	1,894,443	1,956,942
	5.500% 05/01/36	2,448,792	2,544,640
	5.500% 11/01/36	5,271,127	5,477,443
	6.000% 11/01/35	324,240	339,403
	6.000% 09/01/36	1,161,579	1,215,359
	6.000% 07/01/37	2,495,662	2,609,508
	6.000% 06/01/38	2,735,680	2,860,475
	6.500% 04/01/09	3,080	3,096
	6.500% 04/01/11	94,954	99,562
	6.500% 05/01/11	313,576	328,791
	6.500% 11/01/25	3	3
	6.500% 08/01/34	340,990	360,859
	6.500% 11/01/36	1,637,019	1,726,527
	6.500% 03/01/38	972,751	1,025,884
	6.500% 06/01/38	1,530,450	1,614,045
	7.000% 08/15/23	132,054	141,179
	7.000% 07/01/32	12,256	13,200
	7.000% 01/01/37	82,600	88,080
	7.000% 07/01/37	545,304	580,748
	TBA:
	6.000% 12/01/99 (b)	3,160,000	3,300,225
	6.500% 12/01/99 (b)	3,600,000	3,791,250
Government National Mortgage Association	4.500% 02/15/39	3,708,506	3,800,130
	6.000% 12/15/37	871,030	912,091

	Total Mortgage-Backed Securities (cost of $57,022,516)		58,793,984

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 9.1%

		Par ($)	Value ($)
Basic Materials – 0.2%
Chemicals – 0.1%
EI Du Pont de Nemours & Co.	5.000% 07/15/13	230,000	238,225

	Chemicals Total		238,225

Iron/Steel – 0.1%
Nucor Corp.	5.850% 06/01/18	380,000	379,432

	Iron/Steel Total		379,432

Basic Materials Total			617,657

Communications – 1.3%
Media – 0.3%
Comcast Corp.	7.050% 03/15/33	475,000	441,440

News America, Inc.	6.550% 03/15/33	495,000	394,751

Viacom, Inc.	6.125% 10/05/17	225,000	191,449

	Media Total		1,027,640

Telecommunication Services – 1.0%
AT&T, Inc.	5.100% 09/15/14	490,000	491,650

British Telecommunications PLC	5.150% 01/15/13	400,000	371,243

Cisco Systems, Inc.	4.950% 02/15/19	525,000	516,529

New Cingular Wireless Services, Inc.	8.750% 03/01/31	315,000	345,447

Telefonica Emisiones SAU	5.984% 06/20/11	475,000	488,568

Verizon Wireless Capital LLC	5.550% 02/01/14 (c)	500,000	500,418

Vodafone Group PLC	5.750% 03/15/16	430,000	430,326

	Telecommunication Services Total		3,144,181

Communications Total			4,171,821

Consumer Cyclical – 0.3%
Retail – 0.3%
CVS Caremark Corp.	5.750% 06/01/17	450,000	438,823

Wal-Mart Stores, Inc.	5.800% 02/15/18	350,000	382,635

	Retail Total		821,458

Consumer Cyclical Total			821,458

Consumer Non-Cyclical – 0.5%
Beverages – 0.1%
Bottling Group LLC	6.950% 03/15/14	300,000	341,109

	Beverages Total		341,109

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Non-Cyclical (continued)
Food – 0.3%
Campbell Soup Co.	4.500% 02/15/19	205,000	204,333

ConAgra Foods, Inc.	6.750% 09/15/11	317,000	335,227

Kraft Foods, Inc.	6.500% 08/11/17	290,000	298,624

	Food Total		838,184

Pharmaceuticals – 0.1%
Wyeth	5.500% 02/01/14	480,000	504,200

	Pharmaceuticals Total		504,200

Consumer Non-Cyclical Total			1,683,493

Energy – 1.0%
Oil & Gas – 0.6%
Canadian Natural Resources Ltd.	5.700% 05/15/17	400,000	356,640

Chevron Corp.	4.950% 03/03/19	400,000	408,794

Nexen, Inc.	5.875% 03/10/35	475,000	314,270

Talisman Energy, Inc.	6.250% 02/01/38	485,000	342,132

Valero Energy Corp.	6.875% 04/15/12	400,000	403,701

	Oil & Gas Total		1,825,537

Oil & Gas Services – 0.2%
Halliburton Co.	5.900% 09/15/18	325,000	334,711

Weatherford International Ltd.	5.150% 03/15/13	340,000	316,344

	Oil & Gas Services Total		651,055

Pipelines – 0.2%
Plains All American Pipeline LP/PAA Finance Corp.	6.650% 01/15/37	240,000	173,953

TransCanada Pipelines Ltd.	6.350% 05/15/67 (d)	640,000	364,800

	Pipelines Total		538,753

Energy Total			3,015,345

Financials – 4.3%
Banks – 2.5%
American Express Credit Corp.	5.875% 05/02/13	385,000	338,022

Bank of New York Mellon Corp.	5.125% 08/27/13	475,000	486,166

Capital One Financial Corp.	5.500% 06/01/15	875,000	708,281

Citicorp Lease Pass-Through Trust	8.040% 12/15/19 (c)(e)	1,360,000	1,276,861

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Credit Suisse/New York NY	6.000% 02/15/18	525,000	457,906

Deutsche Bank AG	4.875% 05/20/13	475,000	465,909

Goldman Sachs Group, Inc.	6.345% 02/15/34	515,000	304,040

HSBC Capital Funding LP	9.547% 12/31/49 (c)(d)(e)	765,000	522,015

JPMorgan Chase & Co.	6.000% 01/15/18	800,000	808,066

Keycorp	6.500% 05/14/13	520,000	507,434

Merrill Lynch & Co., Inc.	6.050% 08/15/12 (f)	725,000	622,091

Morgan Stanley	6.750% 04/15/11	310,000	310,239

SunTrust Preferred Capital I	5.853% 12/15/11 (d)	560,000	140,000

USB Capital IX	6.189% 04/15/49 (d)	1,000,000	395,000

Wachovia Corp.	4.875% 02/15/14	650,000	545,780

	Banks Total		7,887,810

Diversified Financial Services – 1.2%
AGFC Capital Trust I	6.000% 01/15/67 (c)(d)(e)	725,000	65,700

Citigroup Funding, Inc.	2.000% 03/30/12 (k)	1,500,000	1,504,819

General Electric Capital Corp.	2.250% 03/12/12 (k)	1,500,000	1,510,423
	5.000% 01/08/16	755,000	655,095

Lehman Brothers Holdings, Inc.	5.750% 07/18/11 (g)(h)	750,000	95,625

	Diversified Financial Services Total		3,831,662

Insurance – 0.4%
Chubb Corp.	5.750% 05/15/18	375,000	370,281

Principal Life Income Funding Trusts	5.300% 04/24/13	425,000	390,441

UnitedHealth Group, Inc.	5.250% 03/15/11	325,000	327,781

	Insurance Total		1,088,503

Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.	6.450% 06/25/12	500,000	414,908

Simon Property Group LP	5.750% 12/01/15	450,000	347,429

	Real Estate Investment Trusts (REITs) Total		762,337

Financials Total			13,570,312

See Accompanying Notes to Financial Statements.

15

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Industrials – 0.4%
Aerospace & Defense – 0.1%
United Technologies Corp.	5.375% 12/15/17	350,000	358,324

	Aerospace & Defense Total		358,324

Transportation – 0.3%
Burlington Northern Santa Fe Corp.	6.200% 08/15/36	315,000	287,286

Norfolk Southern Corp.	5.750% 04/01/18	350,000	347,820

Union Pacific Corp.	6.650% 01/15/11	400,000	416,932

	Transportation Total		1,052,038

Industrials Total			1,410,362

Technology – 0.1%
Software – 0.1%
Oracle Corp.	6.500% 04/15/38	325,000	324,147

	Software Total		324,147

Technology Total			324,147

Utilities – 1.0%
Electric – 0.9%
Commonwealth Edison Co.	5.950% 08/15/16	350,000	335,172

Consolidated Edison Co. of New York	5.850% 04/01/18	350,000	346,725

Indiana Michigan Power Co.	5.650% 12/01/15	723,000	647,282

Pacific Gas & Electric Co.	5.800% 03/01/37	585,000	556,315

Progress Energy, Inc.	7.750% 03/01/31	325,000	325,988

Southern California Edison Co.	5.000% 01/15/14	450,000	471,824

	Electric Total		2,683,306

Gas – 0.1%
Atmos Energy Corp.	6.350% 06/15/17	400,000	358,895

	Gas Total		358,895

Utilities Total			3,042,201
	Total Corporate Fixed-Income Bonds & Notes (cost of $33,489,465)		28,656,796

See Accompanying Notes to Financial Statements.

16

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Government & Agency Obligations – 4.7%

		Par ($)	Value ($)
Foreign Government Obligations – 0.7%
Province of Ontario	5.450% 04/27/16	500,000	547,905

Province of Quebec	4.625% 05/14/18	760,000	755,444

United Mexican States	7.500% 04/08/33	875,000	910,000

Foreign Government Obligations Total			2,213,349

U.S. Government Agencies – 0.8%
Federal Home Loan Bank	5.500% 08/13/14	2,055,000	2,341,407

Federal National Mortgage Association	5.375% 08/15/09 (i)	95,000	96,727

U.S. Government Agencies Total			2,438,134

U.S. Government Obligations – 3.2%
U.S. Treasury Bond	5.375% 02/15/31	5,816,000	7,332,702

U.S. Treasury Inflation Indexed Bond	3.500% 01/15/11	2,626,102	2,741,813

U.S. Government Obligations Total			10,074,515
	Total Government & Agency Obligations (cost of $13,450,315)		14,725,998

Commercial Mortgage-Backed Securities – 4.1%
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.366% 12/11/49 (d)	1,010,000	439,224

First Union National Bank Commercial Mortgage	6.141% 02/12/34	5,000,000	4,962,083

JPMorgan Chase Commercial Mortgage Securities Corp.	5.447% 06/12/47	1,023,000	670,016
	4.780% 07/15/42	630,000	329,959
	5.525% 04/15/43 (d)	2,902,000	1,400,427

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	2,857,470	2,861,819
Morgan Stanley Capital I	5.387% 03/12/44 (d)	2,800,000	2,147,333

	Total Commercial Mortgage-Backed Securities (cost of $16,634,968)		12,810,861

See Accompanying Notes to Financial Statements.

17

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Collateralized Mortgage Obligations – 3.4%

		Par ($)	Value ($)
Agency – 0.6%
Federal Home Loan Mortgage Corp.	4.500% 08/15/28	380,000	393,394

Federal National Mortgage Association	5.000% 12/25/15	1,576,368	1,595,180

Agency Total			1,988,574

Non-Agency – 2.8%
Bear Stearns Adjustable Rate Mortgage Trust	5.528% 02/25/47 (d)	1,213,944	587,413

Countrywide Alternative Loan Trust	5.250% 03/25/35	1,532,889	1,207,630
	5.250% 08/25/35	373,644	274,478
	5.500% 10/25/35	1,099,854	812,809

JPMorgan Mortgage Trust	6.047% 10/25/36 (d)	2,159,582	1,417,428

Lehman Mortgage Trust	6.500% 01/25/38	1,689,619	1,103,533

Residential Asset Securitization Trust	4.500% 08/25/34	1,511,446	1,317,082

WaMu Mortgage Pass-Through Certificates	5.695% 02/25/37 (d)	3,112,498	1,630,512

Washington Mutual Alternative Mortgage Pass-Through Certificates	5.500% 07/25/35	590,652	425,655

Non-Agency Total			8,776,540
	Total Collateralized Mortgage Obligations (cost of $15,328,658)		10,765,114

Asset-Backed Securities – 2.0%
Citicorp Residential Mortgage Securities, Inc.	6.080% 06/25/37	1,050,000	787,881

Ford Credit Auto Owner Trust	5.470% 06/15/12	1,470,000	1,417,349

Franklin Auto Trust	5.360% 05/20/16	1,890,000	1,811,572

Green Tree Financial Corp.	6.870% 01/15/29	306,455	237,873

Harley-Davidson Motorcycle Trust	5.350% 03/15/13	1,953,920	1,921,782

	Total Asset-Backed Securities (cost of $6,648,254)		6,176,457

See Accompanying Notes to Financial Statements.

18

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Convertible Preferred Stocks – 0.3%

		Shares	Value ($)
Health Care – 0.1%
Pharmaceuticals – 0.1%	Schering-Plough Corp., 6.000%	2,100	442,050

	Pharmaceuticals Total		442,050

Health Care Total			442,050

Materials – 0.2%
Metals & Mining – 0.2%	Freeport-McMoRan Copper & Gold, Inc., 6.750%	8,800	568,216

	Metals & Mining Total		568,216

Materials Total			568,216
	Total Convertible Preferred Stocks (cost of $901,594)		1,010,266

Preferred Stock – 0.1%
Financials – 0.1%
Insurance – 0.1%	Unipol Gruppo Finanziario SpA	389,992	231,092

	Insurance Total		231,092

Financials Total			231,092
	Total Preferred Stock (cost of $1,264,436)		231,092

Rights – 0.0%		Units

Materials – 0.0%
Construction Materials – 0.0%
CRH PLC	Expires 04/08/09 (a)	6,084	132,322

	Construction Materials Total		132,322

Materials Total			132,322
	Total Rights (cost of $66,504)		132,322

Short-Term Obligation – 8.8%		Par ($)
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09, at 0.140%, collateralized by a U.S. Treasury Obligation and U.S. Government Agency Obligations with various maturities to 01/15/13, market value $28,139,369 (repurchase proceeds $27,579,107)	27,579,000	27,579,000

	Total Short-Term Obligation (cost of $27,579,000)		27,579,000

	Total Investments – 104.0% (cost of $363,490,525) (j)		326,734,824

	Other Assets & Liabilities, Net – (4.0)%		(12,678,770)

	Net Assets – 100.0%		314,056,054

See Accompanying Notes to Financial Statements.

19

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Notes to Investment Portfolio:

On October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$164,207,482	$503,054
Level 2 – Other Significant Observable Inputs	162,527,342	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$326,734,824	$503,054

* Other financial instruments consist of futures contracts which are not included in the investment portfolio.

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

(a)	Non-income producing security.

(b)	Security purchased on a delayed delivery basis.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, amounted to $2,364,994, which represents 0.8% of net assets.

(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(e)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2009, the value of these securities amounted to $1,864,576, which represents 0.6% of net assets.

Security	Acquisition Date	Par	Cost	Market Value
AGFC Capital Trust I
6.000% 01/15/67	01/17/2007	$725,000	$723,238	$65,700
Citicorp Lease Pass-Through Trust
8.040% 12/15/19	01/06/2000 & 04/12/2001	1,360,000	1,371,414	1,276,861
HSBC Capital Funding LP
9.547% 12/31/49	01/02/2003	765,000	935,870	522,015

				$1,864,576

(f)	Investments in affiliates during the six months ended March 31, 2009:

Security name: Merrill Lynch & Co., Inc. 6.050%, 08/15/12

Par as of 09/30/08:	$725,000
Par purchased:	$—
Par sold:	$—
Par as of 03/31/09:	$725,000
Net realized gain (loss):	$—
Interest income earned:	$21,931
Value at end of period:	$622,091

As of 01/01/09, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of this security represents less than 0.1% of net assets.

(i)	All of this security with a market value of $96,727 is pledged as collateral for open futures contracts.

See Accompanying Notes to Financial Statements.

20

Columbia Liberty Fund

March 31, 2009 (Unaudited)

(j)	Cost for federal income tax purposes is $363,636,436.

(k)	Security is guaranteed by the Federal Deposit Insurance Company.

At March 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	39	$7,749,300	$7,309,647	Jun-09	$439,653
10-Year U.S. Treasury Notes	44	5,459,437	5,347,643	Jun-09	111,794

					$551,447

At March 31, 2009, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	49	$10,676,640	$10,628,247	Jun-09	$(48,393)

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	52.8
Mortgage-Backed Securities	18.7
Corporate Fixed-Income Bonds & Notes	9.1
Government & Agency Obligations	4.7
Commercial Mortgage-Backed Securities	4.1
Collateralized Mortgage Obligations	3.4
Asset-Backed Securities	2.0
Convertible Preferred Stocks	0.3
Preferred Stock	0.1
Rights	0.0	*

	95.2
Short-Term Obligation	8.8
Other Assets & Liabilities, Net	(4.0)

	100.0

* Represents less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

21

Statement of Assets and Liabilities – Columbia Liberty Fund

March 31, 2009 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	362,766,540
	Affiliated investments, at identified cost	723,985

	Total investments, at identified cost	363,490,525
	Unaffiliated investments, at value	326,112,733
	Affiliated investments, at value	622,091

	Total investments, at value	326,734,824
	Cash collateral for futures contracts	1,415,000
	Foreign currency (cost of $145,129)	145,116
	Receivable for:
	Investments sold	1,941,393
	Fund shares sold	50,650
	Dividends	281,106
	Interest	925,741
	Foreign tax reclaims	21,242
	Futures variation margin	103,875
	Trustees’ deferred compensation plan	61,605
	Other assets	12,109

	Total Assets	331,692,661

Liabilities	Payable to custodian bank	132,690
	Payable for:
	Investments purchased	1,055,816
	Investments purchased on a delayed delivery basis	15,789,093
	Fund shares repurchased	233,470
	Investment advisory fee	142,439
	Transfer agent fee	61,102
	Trustees’ fees	2,027
	Pricing and bookkeeping fees	20,653
	Custody fee	16,507
	Distribution and service fees	73,392
	Reports to shareholders	20,675
	Chief compliance officer expenses	209
	Trustees’ deferred compensation plan	61,605
	Other liabilities	26,929

	Total Liabilities	17,636,607

	Net Assets	314,056,054

Net Assets Consist of	Paid-in capital	428,181,826
	Overdistributed net investment income	(90,419)
	Accumulated net realized loss	(77,764,548)
	Net unrealized appreciation (depreciation) on:
	Investments	(36,755,701)
	Foreign currency translations	(4,397)
	Futures contracts	503,054
	Foreign capital gains tax	(13,761)

	Net Assets	314,056,054

See Accompanying Notes to Financial Statements.

22

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

March 31, 2009 (Unaudited)

Class A	Net assets	$296,114,490
	Shares outstanding	51,436,970
	Net asset value per share	$5.76	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($5.76/0.9425)	$6.11	(b)

Class B
	Net assets	$13,723,869
	Shares outstanding	2,372,610
	Net asset value and offering price per share	$5.78	(a)

Class C
	Net assets	$3,465,953
	Shares outstanding	600,844
	Net asset value and offering price per share	$5.77	(a)

Class Z
	Net assets	$751,742
	Shares outstanding	121,398
	Net asset value, offering and redemption price per share	$6.19

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

23

Statement of Operations – Columbia Liberty Fund

For the Six Months Ended March 31, 2009 (Unaudited)

		($)
Investment Income	Interest	3,687,005
	Interest from affiliates	21,931
	Dividends	2,712,383
	Securities lending	40
	Foreign taxes withheld	(31,552)

	Total Investment Income	6,389,807

Expenses	Investment advisory fee	917,924
	Distribution fee:
	Class B	63,050
	Class C	12,947
	Service fee:
	Class A	377,168
	Class B	20,275
	Class C	4,141
	Transfer agent fee	310,002
	Pricing and bookkeeping fees	64,140
	Trustees’ fees	16,500
	Custody fee	68,038
	Chief compliance officer expenses	377
	Other expenses	155,781

	Total Expenses	2,010,343

	Expense reductions	(199)

	Net Expenses	2,010,144

	Net Investment Income	4,379,663

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Foreign Capital Gains Tax	Net realized loss on:
	Investments	(59,355,335)
	Foreign currency transactions	(69,851)
	Futures contracts	(3,386,657)

	Net realized loss	(62,811,843)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(19,494,129)
	Foreign currency translations	3,360
	Futures contracts	803,906
	Foreign capital gains tax	(13,761)

	Net change in unrealized appreciation (depreciation)	(18,700,624)

	Net Loss	(81,512,467)

	Net Decrease Resulting from Operations	(77,132,804)

See Accompanying Notes to Financial Statements.

24

Statement of Changes in Net Assets – Columbia Liberty Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2009 ($)	Year Ended September 30, 2008 ($)
Operations	Net investment income	4,379,663	10,945,918
	Net realized loss on investments, futures contracts, foreign currency transactions and written options	(62,811,843)	(7,821,536)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts, foreign capital gains tax and written options	(18,700,624)	(87,478,094)

	Net decrease resulting from operations	(77,132,804)	(84,353,712)

Distributions to Shareholders	From net investment income:
	Class A	(4,542,823)	(11,104,201)
	Class B	(181,819)	(319,877)
	Class C	(36,942)	(50,399)
	Class Z	(10,245)	(23,222)
	From net realized gains:
	Class A	—	(50,512,404)
	Class B	—	(4,495,161)
	Class C	—	(525,979)
	Class Z	—	(76,984)

	Total distributions to shareholders	(4,771,829)	(67,108,227)

	Net Capital Stock Transactions	(27,551,827)	(14,970,215)

	Total decrease in net assets	(109,456,460)	(166,432,154)

Net Assets	Beginning of period	423,512,514	589,944,668
	End of period	314,056,054	423,512,514
	Undistributed (Overdistributed) net investment income at end of period	(90,419)	301,747

See Accompanying Notes to Financial Statements.

25

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Liberty Fund
	(Unaudited) Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	933,083	5,440,484	2,207,022	18,516,910
Distributions reinvested	707,761	4,173,409	6,558,485	56,303,542
Redemptions	(5,439,885)	(31,985,824)	(8,818,413)	(73,218,546)

Net increase (decrease)	(3,799,041)	(22,371,931)	(52,906)	1,601,906

Class B
Subscriptions	59,959	353,755	111,331	919,752
Distributions reinvested	29,428	174,890	532,903	4,631,736
Redemptions	(1,012,102)	(5,936,393)	(2,674,631)	(22,456,168)

Net decrease	(922,715)	(5,407,748)	(2,030,397)	(16,904,680)

Class C
Subscriptions	69,818	414,306	82,775	692,833
Distributions reinvested	5,892	34,871	63,240	546,221
Redemptions	(48,996)	(289,973)	(139,553)	(1,145,539)

Net increase	26,714	159,204	6,462	93,515

Class Z
Subscriptions	16,848	104,218	21,569	191,142
Distributions reinvested	1,548	9,800	10,734	98,502
Redemptions	(6,957)	(45,370)	(5,649)	(50,600)

Net increase	11,439	68,648	26,654	239,044

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.15		$9.63		$8.79		$8.36		$7.68		$7.22

Income from Investment Operations:
Net investment income (a)	0.08		0.18		0.19		0.18		0.15		0.13
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(1.38)		(1.53)		1.12		0.44		0.70		0.51

Total from investment operations	(1.30)		(1.35)		1.31		0.62		0.85		0.64

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.20)		(0.21)		(0.19)		(0.17)		(0.18)
From net realized gains	—		(0.93)		(0.26)		—		—		—

Total distributions to shareholders	(0.09)		(1.13)		(0.47)		(0.19)		(0.17)		(0.18)

Net Asset Value, End of Period	$5.76		$7.15		$9.63		$8.79		$8.36		$7.68
Total return (b)	(18.26	)%(c)	(15.83)%		15.29%		7.47	%(d)(e)	11.12	%(d)	8.92%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.16	%(f)(g)	1.03	%(h)	1.04	%(g)	1.03	%(g)	1.13	%(g)	1.13	%(g)
Interest expense	—		—	%(i)	—		—		—		—
Net expenses	1.16	%(f)(g)	1.03	%(h)	1.04	%(g)	1.03	%(g)	1.13	%(g)	1.13	%(g)
Waiver/Reimbursement	—		—		—		0.01%		0.01%		—
Net investment income	2.66	%(f)(g)	2.18	%(h)	2.06	%(g)	2.07	%(g)	1.88	%(g)	1.73	%(g)
Portfolio turnover rate	59	%(c)	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$296,114		$394,884		$532,413		$514,826		$545,773		$574,954

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.18		$9.62		$8.78		$8.36		$7.68		$7.21

Income from Investment Operations:
Net investment income (a)	0.06		0.12		0.12		0.11		0.09		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(1.40)		(1.54)		1.12		0.43		0.70		0.52

Total from investment operations	(1.34)		(1.42)		1.24		0.54		0.79		0.59

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.09)		(0.14)		(0.12)		(0.11)		(0.12)
From net realized gains	—		(0.93)		(0.26)		—		—		—

Total distributions to shareholders	(0.06)		(1.02)		(0.40)		(0.12)		(0.11)		(0.12)

Net Asset Value, End of Period	$5.78		$7.18		$9.62		$8.78		$8.36		$7.68
Total return (b)	(18.63	)%(c)	(16.51)%		14.46%		6.55	%(d)(e)	10.30	%(d)	8.22%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.91	%(f)(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)	1.88	%(g)	1.88	%(g)
Interest expense	—		—	%(i)	—		—		—		—
Net expenses	1.91	%(f)(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)	1.88	%(g)	1.88	%(g)
Waiver/Reimbursement	—		—		—		0.01%		0.01%		—
Net investment income	1.93	%(f)(g)	1.39	%(h)	1.28	%(g)	1.31	%(g)	1.14	%(g)	0.97	%(g)
Portfolio turnover rate	59	%(c)	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$13,724		$23,672		$51,229		$85,766		$130,724		$171,775

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.16		$9.59		$8.76		$8.34		$7.66		$7.20

Income from Investment Operations:
Net investment income (a)	0.06		0.12		0.12		0.11		0.09		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(1.39)		(1.53)		1.11		0.43		0.70		0.51

Total from investment operations	(1.33)		(1.41)		1.23		0.54		0.79		0.58

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.09)		(0.14)		(0.12)		(0.11)		(0.12)
From net realized gains	—		(0.93)		(0.26)		—		—		—

Total distributions to shareholders	(0.06)		(1.02)		(0.40)		(0.12)		(0.11)		(0.12)

Net Asset Value, End of Period	$5.77		$7.16		$9.59		$8.76		$8.34		$7.66
Total return (b)	(18.54	)%(c)	(16.46)%		14.38%		6.56	%(d)(e)	10.33	%(d)	8.09%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.91	%(f)(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)	1.88	%(g)	1.88	%(g)
Interest expense	—		—	%(i)	—		—		—		—
Net expenses	1.91	%(f)(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)	1.88	%(g)	1.88	%(g)
Waiver/Reimbursement	—		—		—		0.01%		0.01%		—
Net investment income	1.91	%(f)(g)	1.43	%(h)	1.31	%(g)	1.31	%(g)	1.13	%(g)	0.97	%(g)
Portfolio turnover rate	59	%(c)	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$3,466		$4,112		$5,447		$5,076		$5,478		$6,033

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.68		$10.28		$9.34		$8.88		$8.15		$7.65

Income from Investment Operations:
Net investment income (a)	0.09		0.22		0.22		0.21		0.18		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(1.49)		(1.65)		1.21		0.46		0.74		0.54

Total from investment operations	(1.40)		(1.43)		1.43		0.67		0.92		0.70

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.24)		(0.23)		(0.21)		(0.19)		(0.20)
From net realized gains	—		(0.93)		(0.26)		—		—		—

Total distributions to shareholders	(0.09)		(1.17)		(0.49)		(0.21)		(0.19)		(0.20)

Net Asset Value, End of Period	$6.19		$7.68		$10.28		$9.34		$8.88		$8.15
Total return (b)	(18.21	)%(c)	(15.67)%		15.72%		7.60	%(d)(e)	11.33	%(d)	9.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.92	%(f)(g)	0.79	%(h)	0.80	%(g)	0.79	%(g)	0.90	%(g)	0.90	%(g)
Interest expense	—		—	%(i)	—		—		—		—
Net expenses	0.92	%(f)(g)	0.79	%(h)	0.80	%(g)	0.79	%(g)	0.90	%(g)	0.90	%(g)
Waiver/Reimbursement	—		—		—		0.01%		0.01%		—
Net investment income	2.90	%(f)(g)	2.44	%(h)	2.29	%(g)	2.34	%(g)	2.11	%(g)	1.99	%(g)
Portfolio turnover rate	59	%(c)	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$752		$845		$856		$1,175		$700		$641

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Notes to Financial Statements – Columbia Liberty Fund

March 31, 2009 (Unaudited)

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Fund will no longer accept investment in Class B shares from new or existing investors in the Fund’s Class B shares except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

31

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s

32

Columbia Liberty Fund

March 31, 2009 (Unaudited)

ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The

33

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$30,729,193
Long-Term Capital Gains	36,379,034

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$14,535,745
Unrealized depreciation	(51,437,357)
Net unrealized depreciation	$(36,901,612)

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the six month period ended March 31, 2009, the Fund’s annualized effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia to serve as the investment sub-advisor and to manage a portion of the Fund’s assets. As the sub-advisor, and subject to the oversight of Columbia and the Fund’s Board of Trustees, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”)

34

Columbia Liberty Fund

March 31, 2009 (Unaudited)

with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended March 31, 2009, the Distributor has retained net underwriting discounts of $4,297 on sales of the Fund’s Class A shares and net CDSC fees of $60, $9,139 and $197 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) for Class A, Class B and Class C shares, which require the payment of a monthly service fee to the Distributor. The annual service fee portion of the Plans may equal up to 0.15% of the net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% annual rates. For the six month period ended March 31, 2009, the Class A, Class B and Class C shares’ annualized effective service fee rate was 0.24%.

The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

35

Columbia Liberty Fund

March 31, 2009 (Unaudited)

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.95% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used a broker that is an affiliate of BOA. Total brokerage commissions paid to the affiliated broker for the six month period ended March 31, 2009 were as follows:

Broker	Amount
Merrill Lynch*	$122

*	Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended March 31, 2009, these custody credits reduced total expenses by $199 for the Fund.

Note 6. Portfolio Information

For the six month period ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $192,306,376 and $213,423,512, respectively, of which $44,293,835 and $47,345,751, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual

36

Columbia Liberty Fund

March 31, 2009 (Unaudited)

administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of March 31, 2009, 15.5% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s

37

Columbia Liberty Fund

March 31, 2009 (Unaudited)

applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is

39

part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Liberty Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three- and five-year periods, and in the fourth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Liberty Fund’s total expenses were in the first quintile and actual management fees were in the second quintile (where the lowest fees and

40

expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of, such funds the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.	Performance rankings were similar in 2007 and 2008, although last year’s were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.	The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.	A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.

The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

43

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.	The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees’ Fee and Performance Evaluation Process

14.	The Trustees’ evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this “hybrid” method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.	In 2007, CMG’s complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America

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Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)	Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

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7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

One Financial Center

Boston, MA 02111-2621

Columbia Liberty Fund

Semiannual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/10751-0309 (05/09) 09/79017

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 27, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 27, 2009